MOODY NATIONAL REIT I, INC. 8-K
Exhibit 10.5

THIS INSTRUMENT PREPARED BY AND WHEN RECORDED, RETURN TO:

Michael C. Aguilar, Esq. Winstead Sechrest & Minick P.C. 5400 Renaissance Tower 1201 Elm Street Dallas, Texas 75270

TO BE RECORDED IN THE
DEED OF TRUST RECORDS OF
MONTGOMERY COUNTY, TEXAS

NOTICE OF CONFIDENTIALITY RIGHTS. IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

DEED OF TRUST AND SECURITY AGREEMENT

Loan No. CF3470600

          THIS DEED OF TRUST AND SECURITY AGREEMENT (this “Deed of Trust”) executed on the date indicated on the acknowledgment attached to this Deed of Trust, but to be effective as of November 17, 2006, by WOODLANDS TERRAPIN INVESTORS I, LLC, a Texas limited liability company, WOODLANDS TERRAPIN INVESTORS II, LLC, a Texas limited liability company, WOODLANDS TERRAPIN INVESTORS III, LLC, a Texas limited liability company, 537 HOUSTON, LLC, a Texas limited liability company, MAVEN HOUSTON, LLC, a Texas limited liability company, MARC HOTEL HOUSTON, LLC, a Texas limited liability company, and MIRIAM HOTEL HOUSTON, LLC, a Texas limited liability company, jointly and severally, as tenants in common, as grantor for all purposes hereunder (collectively, “Borrower” or “TICS” or individually, a “TIC”), whose address is 38 Miller Avenue, Suite 109, Mill Valley, California 94941, Attention: Anthony Jon Sherman, in favor of Ronald J. Dold, as Trustee (“Trustee”), whose address is 3 Greenway Plaza, Suite 1100, Houston, Texas 77046, for the benefit of ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership, as beneficiary for all purposes hereunder (“Lender”), whose address is 26901 Agoura Road, Suite 200, Calabasas Hills, California 91301. For all state law, statutory and other purposes hereunder, (i) the term “Borrower” as used herein shall be deemed to mean a grantor of the Property as described herein the same as if the term “grantor” were used in lieu of the term “Borrower” throughout this Deed of Trust, and (ii) the term

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“Lender” as used herein shall be deemed to mean a beneficiary of this Deed of Trust with respect to the Property with all of the rights conferred hereby the same as if the term “beneficiary” were used in lieu of the term “Lender” throughout this Deed of Trust.

WITNESSETH:

          Borrower has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY, unto Trustee, in trust, WITH POWER OF SALE, all of the following described property, whether now owned or hereafter acquired (collectively, the “Property”):

          (A)          All that certain real property situated in the County of Montgomery, State of Texas, more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the “Real Estate”), together with all of the easements, rights, privileges, franchises, tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in any way appertaining thereto and all of the estate, right, title, interest, claim and demand whatsoever of Borrower therein or thereto, either at law or in equity, in possession or in expectancy, now owned or hereafter acquired;

          (B)          All structures, buildings and improvements of every kind and description now or at any time hereafter located or placed on the Real Estate (the “Improvements”):

          (C)          All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, and other entitlements now or hereafter located on the Real Estate or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Property or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Borrower;

          (D)          All furniture, furnishings, fixtures, goods, equipment, inventory or personal property owned by Borrower and now or hereafter located on, attached to or used in or about the Improvements, including, but not limited to, all items of personal property located within or adjacent to the Improvements and included within the definition of “Property and Equipment” and “Inventories” under the Uniform System of Accounts for Hotels as published by the American Hotel Association of the United States and Canada (the “Uniform System of Accounts”), and further including, without limitation, all linen, china, glassware, tableware, uniforms, all machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, awnings, screens, shades, blinds, carpets, draperies, lawn mowers, and all appliances, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposals and incinerating equipment, guest ledgers, telephone systems, televisions and television systems, computer systems and all fixtures and appurtenances thereto, and such other goods and chattels and personal property owned by Borrower as are now or hereafter used or furnished in operating the Improvements, or the activities conducted therein, and all building materials and equipment hereafter situated on or about the Real Estate or Improvements, and all warranties and guaranties relating thereto, and all additions thereto and substitutions and replacements therefor (exclusive of any of the foregoing owned or leased by tenants of space in the Improvements);

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          (E)          All water, water courses, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights and powers which are appurtenant to, located on, under or above or used in connection with the Real Estate or the Improvements, or any part thereof, together with (i) all utilities, utility lines, utility commitments, utility capacity, capital recovery charges, impact fees and other fees paid in connection with same, (ii) reimbursements or other rights pertaining to utility or utility services provided to the Real Estate and/or Improvements and (iii) the present or future use or availability of waste water capacity, or other utility facilities to the extent same pertain to or benefit the Real Estate and/or Improvements, including, without limitation, all reservations of or commitments or letters covering any such use in the future, whether now existing or hereafter created or acquired;

          (F)          All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above the Real Estate;

          (G)          All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Lender pursuant to this Deed of Trust or any other of the Loan Documents (as hereinafter defined), including, without limitation, all funds now or hereafter on deposit in the Reserves (hereinafter defined);

          (H)          All leases, licenses, tenancies, concessions and occupancy agreements of the Real Estate or the Improvements now or hereafter entered into (severally, a “Lease”, and collectively, the “Leases”) and all rents, royalties, issues, profits, bonus money, revenue, income, accounts receivable and other benefits, room rentals, and revenues of any kind derived from all sources (collectively, the “Rents” or “Rents and Profits”) of the Real Estate, the Improvements, or the fixtures or equipment, now or hereafter arising from the use or enjoyment of all or any portion thereof or from any Lease (including, without limitation, oil, gas and mineral leases), license, tenancy, concession, occupancy agreement or other agreement pertaining thereto or arising from any of the Contracts (as hereinafter defined) or any of the General Intangibles (as hereinafter defined) and all cash or securities (the “Security Deposits”) that secure performance by the tenants, lessees, licensees or guests, as applicable, of their obligations under any Leases, licenses, concessions or occupancy agreements, or which may be available to Borrower or its designee to effect repairs or maintenance, whether said cash or securities are to be held until the expiration of the terms of said Leases, licenses, concessions or occupancy agreements or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject to, however, the provisions contained in Section 1.11 of this Deed of Trust;

          (I)          All contracts and agreements now or hereafter entered into covering any part of the Real Estate or the Improvements (collectively, the “Contracts”) and all revenue, income and other benefits thereof, including, without limitation, the TIC Agreement (as defined in Exhibit B attached hereto), management agreements, franchise agreements, service contracts, maintenance contracts, equipment leases, personal property leases and so called “patronage” agreements, agreements relating to the collection of receivables or use of customer lists, all bookings and reservations for space within the Improvements or other information, and any contracts or documents relating to construction on any part of the Real Estate or the Improvements (including plans, specifications, studies, drawings, surveys, tests, operating and other reports, bonds and governmental approvals) or to the management or operation of any part of the Real Estate or the . Improvements;

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          (J)          All present and future monetary deposits given to any public or private utility with respect to utility services furnished to any part of the Real Estate or the Improvements;

          (K)          All present and future funds, accounts, instruments (including, without limitation, promissory notes), investment property, letter-of-credit rights, letters of credit, money, supporting obligations, accounts receivable, documents, causes of action, claims, general intangibles (including, without limitation, payment intangibles and software, trademarks, trade names, servicemarks and symbols now or hereafter used in connection with any part of the Real Estate or the Improvements, all names, all telephone numbers or listings by which the Real Estate or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which Borrower has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Real Estate or the Improvements) and all notes or chattel paper (whether tangible or electronic) now or hereafter arising from or by virtue of any transactions related to the Real Estate or the Improvements, all customer lists, other lists and business information relating in any way to the Land, the Improvements or the use thereof (collectively, the “General Intangibles”):

          (L)          All water taps, sewer taps, certificates of occupancy, permits, special permits, uses, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Real Estate or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Real Estate or the Improvements;

          (M)          All building materials, supplies and equipment now or hereafter placed on the Real Estate or in the Improvements and all architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Real Estate or the Improvements;

          (N)          All right, title and interest of Borrower in any insurance policies or binders now or hereafter relating to the Property including any unearned premiums thereon;

          (o)          All proceeds, products, substitutions and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards; and

          (P)          All other or greater rights and interests of every nature in the Real Estate or the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Borrower.

FOR THE PURPOSE OF SECURING:

          (1)          The debt evidenced by that certain Promissory Note (such Promissory Note, together with any and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements, and extensions thereof, is hereinafter referred to as the “Note”) of even date with this Deed of Trust, made by Borrower and payable to the order of Lender in the original principal amount of Seven Million Five Hundred Thousand and No/100 Dollars

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($7,500,000.00) (the “Loan” or the “Loan Amount”), together with interest (including, without limitation, interest at the Default Interest Rate) and any fees as therein provided;

          (2)          The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note (the Note, this Deed of Trust, the Assignment (as hereinafter defined) and such other agreements, documents and instruments, together with any and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements, and extensions and modifications thereof, are hereinafter collectively referred to as the “Loan Documents”) and the payment of all other sums therein covenanted to be paid, including, without limitation, any applicable yield maintenance premiums or prepayment fees;

          (3)          Any and all future or additional advances (whether or not obligatory) made by Lender to protect or preserve the Property, or the lien or security interest created hereby on the Property, or for taxes, assessments, operating expenses or insurance premiums as hereinafter provided or for performance of any of Borrower’s obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Borrower remains the owner of the Property at the time of such advances), together with interest thereon at the Default Interest Rate; and

          (4)          Any and all other indebtedness now owing or which may hereafter be owing by Borrower to Lender, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements and extensions thereof.

(All of the sums referred to in Paragraphs (1) through (4) above are herein sometimes referred to as the “secured indebtedness” or the “indebtedness secured hereby”).

          TO HAVE AND TO HOLD the Property unto the Trustee, its successors and assigns forever, and Borrower does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND the title to the Property unto Trustee against every person whomsoever lawfully claiming or to claim the same or any part thereof for the purposes and uses herein set forth;

          PROVIDED, HOWEVER, that if the principal and interest and all other sums due or to become due under the Note, including, without limitation, any prepayment fees required pursuant to the terms of the Note, shall have been paid at the time and in the manner stipulated therein and all other sums payable hereunder and all other indebtedness secured hereby shall have been paid and all other covenants contained in the Loan Documents shall have been performed, then, in such case, this Deed of Trust shall be satisfied and the estate, right, title and interest of Lender in the Property shall cease, and upon payment to Lender of all costs and expenses incurred for the preparation of the release hereinafter referenced and all recording costs if allowed by law, Lender shall release this Deed of Trust and the lien hereof by proper instrument.

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ARTICLE I
COVENANTS OF BORROWER

          For the purpose of further securing the indebtedness secured hereby and for the protection of the security of this Deed of Trust, for so long as the indebtedness secured hereby or any part thereof remains unpaid, Borrower represents, covenants and agrees as follows:

          1.1          Warranties of Borrower. Borrower, for itself and its successors and assigns, does hereby represent, warrant and covenant to and with Lender, its successors and assigns, that:

                         (a)         Organization and Existence. Borrower is a duly organized, validly existing entity in good standing under the laws of the state where it was organized and in all other jurisdictions in which Borrower is transacting business.

                         (b)         Authorization. Borrower has the power and authority to execute, deliver and perform the obligations imposed on it under the Loan Documents and to consummate the transactions contemplated by the Loan Documents and has taken all necessary actions in furtherance thereof including, without limitation, that those partners, shareholders or members of Borrower whose approval or consent is required by the terms of Borrower’s organizational documents have duly approved or consented to the transactions contemplated by the Loan Documents and have authorized execution and delivery thereof by the respective signatories. To the best of Borrower’s knowledge, no other consent by any local, state or federal agency is required in connection with the execution and delivery of the Loan Documents.

                         (c)         Valid Execution and Delivery. All of the Loan Documents requiring execution by Borrower have been duly and validly executed and delivered by Borrower.

                         (d)         Enforceability. All of the Loan Documents constitute valid, legal and binding obligations of Borrower and are fully enforceable against Borrower in accordance with their terms, subject only to bankruptcy laws and general principles of equity.

                         (e)         No Defenses. The Note, this Deed of Trust and the other Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense, nor would the operation of any of the terms of the Note, this Deed of Trust or any of the other Loan Documents, or the exercise of any right thereunder, render this Deed of Trust unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury.

                         (f)         Defense of Usury. Borrower knows of no facts that would support a claim of usury to defeat or avoid its obligation to repay the principal of, interest on, and other sums or amounts due and payable under, the Loan Documents.

                         (g)        No Conflict/Violation of Law. The execution, delivery and performance of the Loan Documents by the Borrower will not cause or constitute a default under or conflict with the organizational documents of Borrower, any indemnitor or any general partner, shareholder or managing member of Borrower or any indemnitor. The execution, delivery and performance of the obligations imposed on Borrower under the Loan Documents will not cause Borrower to be in default, including after due notice or lapse of time or both, under the

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provisions of any agreement, judgment or order to which Borrower is a party or by which Borrower is bound.

                         (h)          Compliance with Applicable Laws and Regulations. All of the Improvements and the use of the Property by the Borrower comply with, and shall remain in compliance with, all applicable statutes, rules, regulations and private covenants now or hereafter relating to the ownership, construction, use or operation of the Property, including all applicable statutes, rules and regulations pertaining to requirements for equal opportunity, anti-discrimination, fair housing, environmental protection, zoning and land use. The Improvements comply with, and shall remain in compliance with, applicable health, fire and building codes. There is no evidence of any illegal activities relating to controlled substances on the Property. All certifications, permits, licenses and approvals, including, without limitation, certificates of completion and occupancy permits required for the legal use, occupancy and operation of the Property for the use currently being made thereof have been obtained and are in full force and effect. All of the Improvements comply with all material requirements of any applicable zoning and subdivision laws and ordinances.

                         (i)          Consents Obtained. All consents, approvals, authorizations, orders or filings with any court or governmental or administrative agency or body, if any, required for the execution, delivery and performance of the Loan Documents by Borrower have been obtained or made.

                         (j)          No Litigation. There are no pending actions, suits or proceedings, arbitrations or governmental investigations against the Property, Borrower or any guarantor of Borrower an adverse outcome of which would materially affect (i) the Borrower’s performance under the Note, the Deed of Trust or the other Loan Documents; (ii) the Property; or (iii) the ability of the Property to continue to generate income, or continue in operation, in a manner consistent with current operations.

                         (k)          Title. The Borrower has good and indefeasible fee simple title to the Property, subject only to those matters expressly listed as exceptions to title or subordinate matters in the title insurance policy accepted by Lender in connection with this Deed of Trust (all such items, excluding therefrom, however, all preprinted and/or standard exceptions, are herein referred to as the “Permitted Exceptions”). The possession of the Property has been peaceful and undisturbed and title thereto has not been disputed or questioned. Further, Borrower has full power and lawful authority to grant, bargain, sell, convey, assign, transfer and mortgage its interest in the Property in the manner and form hereby done or intended. Borrower will preserve its interest in and title to the Property and will forever warrant and defend the same to Lender against any and all claims whatsoever and will forever warrant and defend the validity and priority of the lien and security interest created herein against the claims of all persons and parties whomsoever, subject to the Permitted Exceptions. The foregoing warranty of title shall survive the foreclosure of this Deed of Trust and shall inure to the benefit of and be enforceable by Lender in the event Lender acquires title to the Property pursuant to any foreclosure.

                         (1)          Permitted Exceptions. The Permitted Exceptions do not and will not materially and adversely affect (1) the ability of the Borrower to pay in full the principal and

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interest on the Note in a timely manner; or (2) the current use of the Property, the current operation of the Property or the value of the Property.

                         (m)        First Lien. Upon the execution by the Borrower and the recording of this Deed of Trust, and upon the execution and filing of UCC-1 financing statements or amendments thereto, the Lender will have a valid first lien on the Property and a valid security interest in all personal property encumbered hereby, subject to no liens, charges or encumbrances other than the Permitted Exceptions.

                         (n)        ERISA. The Borrower has made and shall continue to make all required contributions to all employee benefit plans established or maintained by it, if any, and the Borrower has no knowledge of any material liability which has been incurred by the Borrower which remains unsatisfied for any taxes or penalties with respect to any such employee benefit plan or any such multi-employer plan, and each such plan has been administered in compliance with its terms and the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and any other federal or state law. Borrower is not itself an “employee benefit plan,” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA and the assets of Borrower do not constitute “plan assets” of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101.

                         (o)        Contingent Liabilities. The Borrower has no known material contingent liabilities.

                         (p)        No Other Obligations. The Borrower has no material financial obligation under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Borrower is a party or by which the Borrower or the Property is otherwise bound, other than obligations incurred in the ordinary course of the operation of the Property and other than obligations under this Deed of Trust, the Note and the other Loan Documents.

                         (q)        Fraudulent Conveyance. The Borrower (1) has not entered into the Loan or any Loan Document with the actual intent to hinder, delay, or defraud any creditor; and (2) received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the Loans contemplated by the Loan Documents, the fair saleable value of the Borrower’s assets exceed and will, immediately following the execution and delivery of the Loan Documents, exceed the Borrower’s total liabilities, including, without limitation, subordinated, unliquidated, disputed or contingent liabilities (if permitted hereunder). The fair saleable value of the Borrower’s assets is and will, immediately following the execution and delivery of the Loan Documents, be greater than the Borrower’s probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured (if permitted hereunder). The Borrower’s assets do not and, immediately following the execution and delivery of the Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. The Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of the Borrower).

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                         (r)         Investment Company Act. The Borrower is not (l) an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended; (2) a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of either a “holding company” or a “subsidiary company” within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (3) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

                         (s)         Access/Utilities. The Property has adequate rights of access to public ways and is served by adequate water, sewer, electric, gas, telephone, cable (where appropriate), sanitary sewer and storm drain facilities. All public utilities necessary to the continued use and enjoyment of the Property as presently used and enjoyed are located in the public right-of-way abutting the Property, and all such utilities are connected so as to serve the Property without passing over other property. All roads, and access to such roads, necessary for the full utilization of the Property for its current purpose have been completed and dedicated to public use and accepted by all governmental authorities or are the subject of access easements for the benefit of the Property without any further condition or cost to Borrower or tenants.

                         (t)         Taxes Paid. Borrower has filed all federal, state, county and municipal tax returns required to have been filed by Borrower or with respect to the Property, and has paid all taxes which have become due pursuant to such returns or to any notice of assessment relating to the Property, and Borrower has no knowledge of any basis for additional assessment with respect to such taxes. Further, the Property is free from delinquent water charges, sewer rents, taxes and assessments.

                         (u)        Single Tax Lot. The Real Estate consists of a single tax lot and no portion of said tax lot covers property other than the Real Estate or a portion of the Real Estate and no portion of the Real Estate lies in any other tax lot.

                         (v)        Special Assessments. Except as disclosed in the title insurance policy, there are no pending or, to the knowledge of the Borrower, proposed special or other assessments for public improvements or otherwise affecting the Property, nor, to the knowledge of the Borrower, are there any contemplated improvements to the Property that may result in such special or other assessments.

                         (w)       Flood Zone. The Property is not located in a flood hazard area as defined by the Federal Insurance Administration.

                         (x)         Seismic Exposure. The Real Estate is not located in Zone 3 or Zone 4 of the “Seismic Zone Map of the U.S.”.

                         (y)        Misstatements of Fact. No statement made in the Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact presently known to the Borrower which has not been disclosed which adversely affects, nor as far as the Borrower can foresee, might adversely affect the business, operations or condition (financial or otherwise) of the representing party. Further, and in clarification of the foregoing, all reports, certificates,

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affidavits, statements and other data furnished by or on behalf of Borrower to Lender, or their respective agents, in connection with the Loan are true and correct in all material respects and do not include or omit any fact or circumstance, which inclusion or omission, respectively, would make the statements therein misleading.

                         (z)         Condition of Improvements. The Property has not been damaged by fire, water, wind or other cause of loss, and any previous damage to the Property has been fully restored. The Improvements are structurally sound, in good repair and free of defects in materials and workmanship and have been constructed and installed in substantial compliance with the plans and specifications relating thereto. All major building systems located within the Improvements, including, without limitation, the heating and air conditioning systems and the electrical and plumbing systems, are in good working order and condition. All of the guest rooms in the Improvements are in good condition and available for regular occupancy and the lobby, restaurant and lounge facilities, meeting rooms, “back-of-the-house” areas, parking facilities and other public areas are in good condition and available for regular use. The Improvements and Borrower’s operations of its business materially comply with the requirements of the Franchise Agreement (as hereinafter defined).

                         (aa)       No Insolvency or Judgment. None of Borrower, any general partner or member of Borrower, or any guarantor of the Loan is currently (a) the subject of or a party to any completed or pending bankruptcy, reorganization or insolvency proceeding; or (b) the subject of any unsatisfied judgment of record or docketed in any court of the state in which the Property is located or in any other court located in the United States. The proposed Loan will not render the Borrower nor any general partner or member of Borrower insolvent. As used in this Deed of Trust, the term “insolvent” means that the sum total of all of an entity’s liabilities (whether secured or unsecured, contingent or fixed, or liquidated or unliquidated) is in excess of the value of all such entity’s non-exempt assets, i.e., all of the assets of the entity that are available to satisfy claims of creditors.

                         (bb)      No Condemnation. No part of the Property has been taken in condemnation or other like proceeding to an extent which would impair the value of the Property, the Deed of Trust or the Loan or the usefulness of the Property for the purposes contemplated by the loan application relating to the Loan (the “Loan Application”), nor is any proceeding pending, threatened or known to be contemplated for the partial or total condemnation or taking of the Property.

                         (cc)       No Labor or Materialmen Claims. All parties furnishing labor and materials have been paid in full and, except for such liens or claims insured against by the policy of title insurance to be issued in connection with the Loan, there are no mechanics’, laborers’ or materialmen’s liens or claims outstanding for work, labor or materials affecting the Property, whether prior to, equal with or subordinate to the lien of the Deed of Trust.

                         (dd)      No Purchase Options. No tenant, person, party, firm, corporation or other entity has an option to purchase the Property, any portion thereof or any interest therein.

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                         (ee)       Appraisal. All requirements and conditions of the appraisal of the Property submitted to Lender as part of the Loan Application, upon which the value of the Property was conditioned, have been fully satisfied.

                         (ff)        Boundary Lines. All of the Improvements which were included in determining the appraised value of the Property lie wholly within the boundaries and building restriction lines of the Property, and no improvements on adjoining properties encroach upon the Property, and no easements or other encumbrances upon the Real Estate encroach upon any of the Improvements, so as to affect the value or marketability of the Property except those which are insured against by title insurance.

                         (gg)      Survey. The survey of the Property delivered to Lender in connection with this Deed of Trust, has been performed by a duly licensed surveyor or registered professional engineer in the jurisdiction in which the Property is situated, is certified to the Lender, its successors and assigns, and the title insurance company, and is in accordance with the most current minimum standards for title surveys as determined by the Texas Land Title Association, with the signature and seal of a licensed engineer or surveyor affixed thereto, and does not fail to reflect any material matter affecting the Property or the title thereto.

                         (hh)      Forfeiture. There has not been and shall never be committed by Borrower or any other person in occupancy of or involved with the operation or use of the Property any act or omission affording the federal government or any state or local government the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Borrower’s obligations under any of the Loan Documents.

                         (ii)         Use of Rents and Profits. All Rents and Profits generated by or derived from the Property shall first be utilized solely for current expenses directly attributable to the ownership and operation of the Property, including, without limitation, current expenses relating to Borrower’s liabilities and obligations with respect to this Deed of Trust and the other Loan Documents, and none of the Rents and Profits generated by or derived from the Property shall be diverted by Borrower and utilized for any other purposes unless all such current expenses attributable to the ownership and operation of the Property have been fully paid and satisfied. Any license agreements which generate income with respect to the Property, including cable licenses or similar arrangements, are not prepaid and the benefits thereof have been assigned for the benefit of Lender.

                         (jj)         No Broker. No financial advisors, brokers, underwriters, placement agents, agents or finders have been dealt with by the Borrower in connection with the Loan, except for any broker whose full commission was paid out of the proceeds of the Loan and is set forth in the written instructions from Borrower to Lender regarding disbursement of the proceeds of the Loan.

                         (kk)       Work. All work to be performed by Borrower under any Existing Lease has been substantially performed, all contributions to be made by Borrower to the tenant have been made and all other conditions precedent to the tenant’s obligations thereunder have been satisfied.

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                         (ll)         Conviction of Criminal Acts. Each of Borrower, any indemnitor and guarantor of Borrower’s obligations under the Loan Documents, and any general partner, shareholder, member or principal of Borrower, and any such indemnitor or guarantor of Borrower, has never been convicted of a crime and is not currently the subject of any pending or threatened criminal investigation or proceeding.

                         (mm)      Security Agreements. There are no security agreements or financing statements affecting any of the Property other than (i) as disclosed in writing by Borrower to Lender prior to the date hereof and (ii) the security agreements and financing statements created in favor of Lender.

                         (nn)       Homestead. The Property forms no part of any property owned, used or claimed by Borrower as a residence or business homestead and is not exempt from forced sale under the laws of the State in which the Real Estate is located. Borrower hereby disclaims and renounces each and every claim to all or any portion of the Property as a homestead.

                         (oo)       Contracts. Borrower will comply with all of its obligations under all Contracts which are material to the operation of the Property in accordance with Borrower’s current practice, and with all material obligations under all other Contracts.

                         (pp)       No Margin Stock. None of the proceeds of the indebtedness secured hereby will be used for the purpose of purchasing or carrying “margin stock” within the meaning of Regulation U or a “margin security” with the meaning of Regulation T issued by the Board of Governors of the Federal Reserve System, or for any other purpose which would be inconsistent with such Regulations T or U or any other Regulations of such Board of Governors, or for any purpose prohibited by legal requirements or by the terms and conditions of the Loan Documents.

                         (qq)       Material Adverse Effect. There are no judicial, administrative, mediation or arbitration actions, suits or proceedings pending or threatened against or affecting Borrower (and, if Borrower is a partnership, any of its general partners or if Borrower is a limited liability company, any member of Borrower) or the Property which, if adversely determined, would have a material adverse effect on (a) the Property, (b) the business, prospects, profits, operations or condition (financial or otherwise) of Borrower, (c) the enforceability, validity, perfection or priority of the lien of any Loan Document, or (d) the ability of Borrower to perform any obligations under any Loan Document (collectively, a “Material Adverse Effect”).

                         (rr)         Hotel Agreements and Permits. Borrower possesses all franchises, patents, copyrights, trademarks, trade names, licenses (including, without limitation, liquor licenses), and permits (collectively, the “Permits”) adequate for the conduct of its business substantially as now conducted or, with respect to liquor licenses, has the right to use the same in the operation of the Property pursuant to legal, valid and enforceable agreements, all fees due and payable in connection with the Permits have been paid and the Property and the conduct of Borrower’s business thereof materially complies with the Permits.

                         (ss)        Employee Agreements. Except as previously disclosed in writing by Borrower to Lender, and other than certain incentive compensation systems designed to promote increased customer use of the Property, there is no: (i) collective bargaining agreement and other

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labor agreement to which Borrower or the Property, or any portion thereof, is a party or by which either is or may be bound; (ii) employment, profit sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consulting, retirement, health, welfare, or incentive plan or contract to which Borrower or the Property, or any portion thereof is a party, or by which either is or may be bound or (iii) plan and agreement under which “fringe benefits” (including, but not limited to, vacation plans or programs, and related or similar dental or medical plans or programs, and related or similar benefits) are afforded to employees of Borrower or the Property, or any portion thereof. Borrower has not violated in any material respects any applicable laws, rules and regulations relating to the employment of labor, including those relating to wages, hours, collective bargaining and the payment and withholding of taxes and other sums as required by appropriate governmental authorities.

                         (tt)          Application of Insurance/Condemnation. Any lease, license or occupancy agreement now in effect permits the application of insurance and condemnation proceeds as provided herein.

          1.2          Defense of Title. If, while this Deed of Trust is in force, the title to the Property or the interest of Lender therein shall be the subject, directly or indirectly, of any action at law or in equity, or be attacked directly or indirectly, or endangered, clouded or adversely affected in any manner, Borrower, at Borrower’s expense, shall take all necessary and proper steps for the defense of said title or interest, including the employment of counsel reasonably approved by Lender, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest. Notwithstanding the foregoing, in the event that Lender reasonably determines that Borrower is not adequately performing its obligations under this Section, Lender may, without limiting or waiving any other rights or remedies of Lender hereunder, take such steps with respect thereto as Lender shall deem necessary or proper; any and all costs and expenses incurred by Lender in connection therewith, together with interest thereon at the Default Interest Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

          1.3          Performance of Obligations. Borrower shall pay when due the principal of and the interest on the indebtedness secured hereby including all charges, fees and other sums required to be paid by Borrower as provided in the Loan Documents, and shall observe, perform and discharge all obligations, and conditions, and comply with all prohibitions, covenants and agreements to be observed, performed or discharged by Borrower set forth in the Loan Documents in accordance with their terms. In the event that Lender determines that Borrower is not adequately performing any of its obligations under this Deed of Trust or under any of the other Loan Documents, Lender may, without limiting or waiving any other rights or remedies of Lender hereunder, take such steps with respect thereto as Lender shall deem necessary or proper, and any and all costs and expenses reasonably incurred by Lender in connection therewith, together with interest thereon at the Default Interest Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

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          1.4          Insurance. Borrower shall, at Borrower’s expense, maintain in force and effect on the Property at all times while this Deed of Trust continues in effect the following insurance:

                      (a)          Insurance against loss or damage to the Property by fire, windstorm, tornado and hail and against loss and damage by such other, further and additional risks as may be now or hereafter embraced by an “all-risk” form of insurance policy. The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement (insurable) cost of the Improvements, furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Property and owned by Borrower from time to time, without reduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Lender’s election, by reference to such indices, appraisals or information as Lender determines in its reasonable discretion. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor, and means, with respect to such furniture, furnishings, fixtures, equipment and other items, the cost of replacing the same, in each case, with inflation guard coverage to reflect the effect of inflation, or annual valuation. Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Lender’s approval.

                      (b)          Comprehensive Commercial General Liability Insurance for personal injury, bodily injury, death and property damage liability in amounts not less than $1,000,000.00 per occurrence, $2,000,000.00 aggregate and with total excess and umbrella coverage totaling $5,000,000.00 (or such lesser amount as Lender may approve in its discretion). During any construction on the Property, each contractor having a contract for construction in an amount equal to or greater than $100,000.00 shall also provide the insurance required in this Subsection (b), except that the minimum required coverages shall be $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate (both inclusive of umbrella coverage). Lender hereby retains the right to periodically review the amount of said liability insurance being maintained by Borrower and to require an increase in the amount of said liability insurance should Lender deem an increase to be reasonably prudent under then existing circumstances.

                       (c)          General boiler and machinery insurance coverage is required if steam boilers or other pressure-fired vessels are in operation at the Property. Minimum liability amount per accident must equal the greater of the replacement (insurable) value of the Improvements housing such boiler or pressure-fired machinery or $2,000,000.00.

                       (d)          If the Property or any part thereof is identified by the Secretary of Housing and Urban Development as being situated in an area now or subsequently designated as having special flood hazards (including, without limitation, those areas designated as Zone A or Zone V), flood insurance in an amount equal to the lesser of: (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis (or the unpaid balance of the indebtedness secured hereby if replacement cost coverage is not available for the type of building insured); or (ii) the maximum insurance available under the appropriate National Flood Insurance Administration program.

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                         (e)          During the period of any construction on the Property or renovation or alteration of the Improvements, a so-called “Builder’s All-Risk Completed Value” or “Course of Construction” insurance policy in non-reporting form for any Improvements under construction, renovation or alteration in an amount approved by Lender and Worker’s Compensation Insurance covering all persons engaged in such construction, renovation or alteration.

                         (f)          Loss of rents or loss of business income insurance in amounts sufficient to compensate Borrower for all Rents and Profits during a period of not less than twelve (12) months in which the Property may be damaged or destroyed. The amount of coverage shall be adjusted annually to reflect the Rents and Profits or income payable during the succeeding twelve (12) month period.

                         (g)          Such other insurance on the Property or on any replacements or substitutions thereof or additions thereto as may from time to time be required by Lender against other insurable hazards or casualties, including, without limitation, innkeeper’s liability and liquor liability, which at the time are commonly insured against in the case of property similarly situated including, without limitation, Law and Ordinance, Sinkhole, Mine Subsidence, Earthquake and Environmental insurance, due regard being given to the height and type of buildings, their construction, location, use and occupancy.

          All such insurance shall (i) be with insurers authorized to do business in the state within which the Property is located and who have and maintain a rating of at least “A” (or its equivalent) from Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. or any other nationally recognized statistical agency selected by Lender or at Lender’s election, a Best Rating of A:IX or better; (ii) contain the complete address of the Property (or a complete legal description); (iii) be for terms of at least one year; (iv) contain deductibles which do not exceed $10,000.00 or, with respect to the policy described in clause (d) above $3,000.00; and (v) be subject to the approval of Lender as to insurance companies, amounts, content, forms of policies, method by which premiums are paid and expiration dates. Without limitation to the generality of the foregoing, the insurance policies required pursuant to this Section 1.4 shall be required to cover perils of terrorism and acts of terrorism.

          Borrower shall as of the date hereof deliver to Lender evidence that said insurance policies have been paid current as of the date hereof and certified copies of such insurance policies and original certificates of insurance signed by an authorized agent of the applicable insurance companies evidencing such insurance satisfactory to Lender. Borrower shall renew all such insurance and deliver to Lender certificates evidencing such renewals at least fifteen (15) days before any such insurance shall expire. Without limiting the required endorsements to the insurance policies, Borrower further agrees that all such policies shall include a standard, non-contributory, mortgagee clause naming:

ARCS Commercial Mortgage Co., L.P.,
its successors and assigns
26901 Agoura Road, Suite 200
Calabasas Hills, California 91301

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(x) as an additional insured under all liability insurance policies; (y) as the first mortgagee on all property insurance policies; and (z) as the loss payee on all loss of rents or loss of business income insurance policies. Borrower further agrees that all such insurance policies: (1) shall provide for at least thirty (30) days’ prior written notice to Lender prior to any cancellation or termination thereof and prior to any modification thereof which affects the interest of Lender; (2) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Lender in accordance with the terms of such policy notwithstanding any act or negligence of Borrower which might otherwise result in forfeiture of such insurance; (3) shall waive all rights of subrogation against Lender; and (4) in the event that the Real Estate or the Improvements constitute a legal non-conforming use under applicable building, zoning or land use laws or ordinances, shall include an ordinance or law coverage endorsement which will contain Coverage A: “Loss Due to Operation of Law” (with a minimum liability limit equal to Replacement Cost With Agreed Value Endorsement), Coverage B: “Demolition Cost” and Coverage C: “Increased Cost of Construction” coverages. Lender agrees that such insurance policies may be in the form of a blanket policy provided that, in the event that any such coverage is provided in the form of a blanket policy, Borrower hereby acknowledges and agrees that failure to pay any portion of the premium therefor which is not allocable to the Property or by any other action not relating to the Property which would otherwise permit the issuer thereof to cancel the coverage thereof, would require the Property to be insured by a separate, single-property policy. The blanket policy must properly identify and fully protect the Property as if a separate policy were issued for one hundred percent (100%) of replacement cost at the time of loss and otherwise meet all of Lender’s applicable insurance requirements set forth in this Section 1.4. The delivery to Lender of the insurance policies or the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance policies relating to the Property by Borrower to Lender as further security for the indebtedness secured hereby. In the event of foreclosure of this Deed of Trust, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Borrower in and to all proceeds payable under such policies then in force concerning the Property shall thereupon vest in the purchaser at such foreclosure, or in Lender or other transferee in the event of such other transfer of title. Approval of any insurance by Lender shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance, In the event Borrower fails to provide, maintain, keep in force or deliver and furnish to Lender the policies of insurance required by this Deed of Trust or evidence of their renewal as required herein, Lender may, but shall not be obligated to, procure such insurance and Borrower shall pay all amounts advanced by Lender therefor, together with interest thereon at the Default Interest Rate from and after the date advanced by Lender until actually repaid by Borrower, promptly upon demand by Lender. Any amounts so advanced by Lender, together with interest thereon, shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness secured hereby. Lender shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Lender has caused the insurance to be placed with the insurer after failure of Borrower to furnish such insurance. Borrower shall not obtain insurance for the Property in addition to that required by Lender without the prior written consent of Lender, which consent will not be unreasonably withheld provided that (i) Lender is a named insured on such insurance; (ii) Lender receives complete copies of all policies evidencing such insurance; and (iii) such insurance and the related insurer comply with all of the applicable requirements set forth herein.

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          Any failure by Lender to insist on full compliance with all of the above insurance requirements at closing does not constitute a waiver of Lender’s right to subsequently require full compliance with these requirements.

          1.5          Payment of Taxes. Borrower shall pay or cause to be paid, except to the extent provision is actually made therefor pursuant to Section 1.6 of this Deed of Trust, all taxes and assessments which are or may become a lien on the Property or which are assessed against or imposed upon the Property. Borrower shall furnish Lender with receipts (or if receipts are not immediately available, with copies of canceled checks evidencing payment with receipts to follow promptly after they become available) showing payment of such taxes and assessments at least fifteen (15) days prior to the applicable delinquency date therefor. Notwithstanding the foregoing, Borrower may in good faith, by appropriate proceedings and upon notice to Lender, contest the validity, applicability or amount of any asserted tax or assessment so long as (a) such contest is diligently pursued; (b) Lender determines, in its subjective opinion, that such contest suspends the obligation to pay the tax or assessment and that nonpayment of such tax or assessment will not result in the sale, loss, forfeiture or diminution of the Property or any part thereof or any interest of Lender therein; and (c) prior to the earlier of the commencement of such contest or the delinquency date of the asserted tax or assessment, Borrower deposits in the Impound Account (as hereinafter defined) an amount determined by Lender to be adequate to cover the payment of such tax or assessment and a reasonable additional sum to cover possible interest, costs and penalties; provided, however, that Borrower shall promptly cause to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final; and provided further that in any event each such contest shall be concluded and the taxes, assessments, interest, costs and penalties shall be paid prior to the date any writ or order is issued under which the Property may be sold, lost or forfeited.

          1.6          Tax and Insurance Impound Account. Borrower shall establish and maintain at all times while this Deed of Trust continues in effect an impound account (the “Impound Account”) with Lender for payment of real estate taxes, assessments, personal property taxes and insurance on the Property and as additional security for the indebtedness secured hereby. Borrower shall deposit in the Impound Account an amount determined by Lender to be sufficient (when added to the monthly deposits described herein) to pay the next due annual installment of real estate taxes, assessments and personal property taxes on the Property at least one (1) month prior to the delinquency date thereof and the next due annual insurance premiums with respect to the Property at least one (1) month prior to the due date thereof. Commencing on the first monthly payment date under the Note and continuing thereafter on each monthly payment date under the Note, Borrower shall pay to Lender, concurrently with the monthly payment due under the Note, deposits in an amount equal to one-twelfth (1/12) of the amount of the annual real estate taxes, assessments and personal property taxes that will next become due and payable on the Property, plus one-twelfth (1/12) of the amount of the annual premiums that will next become due and payable on insurance policies which Borrower is required to maintain hereunder, each as estimated and determined by Lender. So long as no Event of Default has occurred and is continuing, all sums in the Impound Account shall be held by Lender in the Impound Account to pay said taxes, assessments, personal property taxes and insurance premiums in one installment before the same become delinquent. Borrower shall be responsible for ensuring the receipt by Lender, at least thirty (30) days prior to the respective due date for

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payment thereof, of all bills, invoices and statements for all taxes, assessments and insurance premiums to be paid from the Impound Account, and so long as no Event of Default has occurred and is continuing, Lender shall pay the governmental authority or other party entitled thereto directly to the extent funds are available for such purpose in the Impound Account. In making any payment from the Impound Account, Lender shall be entitled to rely on any bill, statement or estimate procured from the appropriate public office or insurance company or agent without any inquiry into the accuracy of such bill, statement or estimate and without any inquiry into the accuracy, validity, enforceability or contestability of any tax, assessment, valuation, sale, forfeiture, tax lien or title or claim thereof. No interest on funds contained in the Impound Account shall be paid by Lender to Borrower and any interest or other earnings on funds deposited in the Impound Account shall be solely for the account of Lender. If the total funds in the Impound Account shall exceed the amount of payments actually applied by Lender for the purposes of the Impound Account, such excess may be credited by Lender on subsequent payments to be made hereunder or, at the option of Lender, refunded to Borrower. If, however, the Impound Account shall not contain sufficient funds to pay the sums required when the same shall become due and payable, Borrower shall, within ten (10) days after receipt of written notice thereof, deposit with Lender the full amount of any such deficiency.

          1.7          FF&E Reserve. As additional security for the indebtedness secured hereby, Borrower shall establish and maintain at all times while this Deed of Trust continues in effect a reserve (the “FF&E Reserve”) with Lender for the payment of costs and expenses incurred by Borrower in connection with capital improvements, repairs and replacements performed at the Property, including but not limited to, the performance of work to the roofs, chimneys, gutters, downspouts, paving, curbs, ramps, driveways, balconies, porches, patios, exterior walls, exterior doors and doorways, windows, carpets, appliances, fixtures, elevators, and mechanical and HVAC equipment and the replacement of furnishings, fixtures and equipment in the guest rooms, hallways, lobbies, restaurants, lounges, meeting and banquet rooms, parking facilities and other public areas accessible by the public for regular use, and such other items as Lender may approve from time to tune in its reasonable discretion (collectively, the “Repairs”). Commencing on the twenty-fifth Payment Date, and continuing thereafter on each monthly Payment Date during the term of the Loan, Borrower shall pay to Lender, concurrently with and in addition to the monthly payment due under the Note, a deposit into the FF&E Reserve (the “FF&E Monthly Deposit”) in an amount equal to one-twelfth (1/12th) of four percent (4%) of the “annual gross revenues”, as hereinafter defined, based upon historical revenue from the Property for the immediately preceding twelve (12) month period or other reasonable basis for projection as Lender may elect. As used herein, “annual gross revenues” shall mean all Rents and Profits derived by Borrower from room sales, telephone sales, net fax sales, net vending sales, net catering sales, net guest laundry sales, and any other miscellaneous sales not including interest income, dividend income, gains on the sale of stock, bonds or other securities, or from the sale of used furniture, fixtures and equipment, or from any other passive income source during the immediately preceding calendar year as reflected on Borrower’s annual financial statements delivered to Lender in accordance with Section 1.18 of the Deed of Trust. So long as no Event of Default has occurred and is continuing and no circumstance exists, which with the giving of notice, or passage of time, or both, would constitute an Event of Default, (i) all sums in the FF&E Reserve shall be held by Lender in the FF&E Reserve to pay and/or reimburse Borrower for the costs and expenses of Repairs, and (ii) Lender shall, so long as no Event of Default has occurred and is continuing and no circumstance exists, which with the giving of notice, or

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passage of time, or both, would constitute an Event of Default, and to the extent funds are available for such purpose in the FF&E Reserve, disburse to Borrower the amount paid or incurred by Borrower in performing such Repairs within ten (10) days following: (a) the receipt by Lender of a written request from Borrower for disbursement from the FF&E Reserve and a certification by Borrower to Lender that the applicable item of Repair has been completed; (b) the delivery to Lender of invoices, receipts or other evidence verifying the cost of performing the Repairs; and (c) for disbursement requests (i) in excess of $20,000.00 with respect to any single Repair, or (ii) for any single Repair that is structural in nature, delivery to Lender of (1) affidavits, lien waivers (provided, however, Lender shall not unreasonably withhold its consent to Borrower’s provision of a conditional lien waiver subject only to the payment of the amount specified in such disbursement request so long as such conditional lien waiver is accompanied by a final unconditional lien waiver corresponding to any conditional lien waiver previously delivered) or other evidence reasonably satisfactory to Lender showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished materials or labor to the Property have been paid all amounts due for labor and materials furnished to the Property; (2) a certification from an inspecting architect or other third party acceptable to Lender describing the completed Repairs and verifying the completion of the Repairs and the value of the completed Repairs; and (3) a new (or amended) certificate of occupancy for the portion of the Improvements covered by such Repairs, if said new certificate of occupancy is required by law, or a certification by Borrower that no new certificate of occupancy is required by law. Lender shall not be required to make advances from the FF&E Reserve more frequently than once in any thirty (30) day period, In making any payment from the FF&E Reserve, Lender shall be entitled to rely on such request from Borrower, and on any bill, statement, or estimate from any third party, without any inquiry into the accuracy, validity or contestability of any such amount. Lender may, at Borrower’s expense (not to exceed $2,500.00 annually), make or cause to be made during the term of this Deed of Trust an annual inspection of the Property to determine the need, as determined by Lender in its reasonable judgment, for further Repairs of the Property, In the event that such inspection reveals that further Repairs of the Property are required, Lender shall provide Borrower with a written description of the required Repairs and Borrower shall complete such Repairs to the reasonable satisfaction of Lender within ninety (90) days after the receipt of such description from Lender, or such later date as may be approved by Lender in its sole discretion. Interest or other earnings on the funds contained in the FF&E Reserve shall be credited to Borrower as provided in Section 5.28 hereof. In the event that the amounts on deposit or available in the FF&E Reserve are inadequate to pay the cost of the Repairs, Borrower shall pay the amount of such deficiency.

          1.8          Security Interest In Reserves.

                        (a)          As additional security for the payment and performance by Borrower of all duties, responsibilities and obligations under the Note and the other Loan Documents, Borrower hereby unconditionally and irrevocably assigns, conveys, pledges, mortgages, transfers, delivers, deposits, sets over and confirms unto Lender, and hereby grants to Lender a security interest in all sums on deposit or due under this Deed of Trust and the other Loan Documents including, without limitation, (i) the Impound Account the FF&E Reserve, the Curtailment Reserve and any other reserve set forth on Exhibit B attached hereto (collectively, the “Reserves”), (ii) the accounts into which the Reserves have been deposited, (iii) all insurance

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on said accounts, (iv) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto, (v) all sums now or hereafter therein or represented thereby, (vi) all replacements, substitutions or proceeds thereof, (vii) all instruments and documents now or hereafter evidencing the Reserves or such accounts, (viii) all powers, options, rights, privileges and immunities pertaining to the Reserves (including the right to make withdrawals therefrom), and (ix) all proceeds of the foregoing. Borrower hereby authorizes and consents to the account into which the Reserves have been deposited being held in Lender’s name or the name of any entity servicing the Note for Lender and hereby acknowledges and agrees that Lender, or at Lender’s election, such servicing agent, shall have exclusive control over said account. Notice of the assignment and security interest granted to Lender herein may be delivered by Lender at any time to the financial institution wherein the Reserves have been established, and Lender, or such servicing entity, shall have possession of all passbooks or other evidences of such accounts. Borrower hereby holds Lender harmless with respect to all risk of loss regarding amounts on deposit in the Reserves, except to the extent that any such loss is caused by the gross negligence or intentional misconduct of Lender. Borrower hereby knowingly, voluntarily and intentionally stipulates, acknowledges and agrees that the advancement of the funds from the Reserves as set forth herein is at Borrower’s direction and is not the exercise by Lender of any right of set-off or other remedy upon an Event of Default. If an Event of Default shall occur, then Lender may, without notice or demand on Borrower, at its option: (A) withdraw any or all of the funds (including, without limitation, interest) then remaining in the Reserves and apply the same, after deducting all costs and expenses of safekeeping, collection and delivery (including, but not limited to, attorneys’ fees, costs and expenses) to the indebtedness evidenced by the Note or any other obligations of Borrower under the other Loan Documents in such manner as Lender shall deem appropriate in its sole discretion, and the excess, if any, shall be paid to Borrower, (B) exercise any and all rights and remedies of a secured party under any applicable Uniform Commercial Code, or (C) exercise any other remedies available at law or in equity. No such use or application of the funds contained in the Reserves shall be deemed to cure any Event of Default or other default under the other Loan Documents.

                    (b)          The Reserves are solely for the protection of Lender and entail no responsibility on Lender’s part beyond the payment of the respective costs and expenses in accordance with the terms thereof and beyond the allowing of due credit for the sums actually received. Upon assignment of this Deed of Trust by Lender, any funds in the Reserves shall be turned over to the assignee and any responsibility of Lender, as assignor, with respect thereto shall terminate. The Reserves shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but, at Lender’s option and in Lender’s discretion, may either be held in a separate account or be commingled by Lender with the general funds of Lender. Upon full payment of the indebtedness secured hereby in accordance with its terms (or if earlier, the completion of the applicable conditions to release of each Reserve to Lender’s satisfaction) or at such earlier time as Lender may elect, the balance in the Reserves then in Lender’s possession shall be paid over to Borrower and no other party shall have any right or claim thereto.

                    (c)          Any amounts received by Lender from Borrower may be invested by Lender (or its Servicer, as defined in the Note) for its benefit, and Lender shall not be obligated to pay, or credit, any interest earned thereon to Borrower except as may be otherwise specifically provided in this Deed of Trust.

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1.9            Casualty and Condemnation. Borrower shall give Lender prompt written notice of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Property or any portion thereof (collectively, an “Insured Event”). All insurance proceeds on the Property, and all causes of action, claims, compensation, awards and recoveries for any damage, condemnation or taking of all or any part of the Property or for any damage or injury to it for any loss or diminution in value of the Property, are hereby assigned to and shall be paid to Lender. Lender may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries and Lender is hereby authorized, in its own name or in Borrower’s name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settie or compromise any claim or cause of action in connection therewith, and Borrower shall from time to time deliver to Lender any instruments required to permit such participation; provided, however, that Lender shall not have the right to participate in the adjustment of any loss which is not in excess of the lesser of (i)ten percent (10%) of the then outstanding principal balance of the Note, and (ii) $350, 000. 00. Provided no Event of Default is then continuing hereunder or under any of the other Loan Documents and no event has occurred which, with the giving of notice or the passage of time or both, would constitute an Event of Default or other default under any of the other Loan Documents, Lender shall apply any sums received by it under this Section first to the payment of all of its costs and expenses (including, but not limited to, reasonable legal fees and disbursements) incurred in obtaining those sums, and then, as follows:

(a)          In the event that Lender receives insurance proceeds or condemnation awards upon the occurrence of an Insured Event in an amount not in excess of the lesser of (i) ten percent (10%) of the then outstanding principal balance of the Note, and (ii) $350, 000. 00, (collectively, the “Threshold Amount”), Borrower shall repair or restore the Property to the condition existing before such Insured Event, and Lender shall, to the extent such insurance proceeds or condemnation awards are available for such purpose, advance such funds to Borrower in accordance with, and satisfaction of, the terms and conditions for disbursement relative to the FF&E Reserve as described in Section 1.7 hereof.

(b)         In the event any proceeds or awards from an Insured Event exceed the Threshold Amount but less than sixty percent (60%) of the Improvements located on the Real Estate have been taken or destroyed, then if:

                  (1)         the Property can, in Lender’s reasonable judgment, with diligent restoration or repair, be returned to a condition at least equal to the condition thereof that existed prior to the casualty or partial taking causing the loss or damage by the earlier to occur of (i) six (6) months after the receipt of insurance proceeds or condemnation awards by either Borrower or Lender, and (ii) six (6) months prior to the stated maturity date of the Note, and

                  (2)        all necessary governmental approvals can be obtained to allow the rebuilding and reoccupancy of the Property as described in subsection (b)(l) above, and

                  (3)         there are sufficient sums available (through insurance proceeds or condemnation awards and contributions by Borrower, the full amount of which shall at Lender’s option have been deposited with Lender) for such restoration or repair

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(including, without limitation, for any reasonable costs and expenses of Lender to be incurred in administering said restoration or repair) and for payment of principal and interest to become due and payable under the Note during such restoration or repair, and

                  (4)         the economic feasibility of the Improvements after such restoration or repair will be such that income from their operation is reasonably anticipated to be sufficient to pay operating expenses of the Property and debt service on the indebtedness secured hereby in full with the same coverage ratio considered by Lender in its determination to make the Loan, and

                  (5)         Borrower shall have delivered to Lender, at Borrower’s sole cost and expense, an appraisal report from an appraiser, in form and substance, satisfactory to Lender appraising the value of the Property as proposed to be restored or repaired to be not less than the appraised value of the Property considered by Lender in its determination to make the Loan, and

                  (6)         The Property can, in Lender’s reasonable judgment, be repaired or restored such that the Property, taken as a whole, as repaired or restored, will conform to all applicable governmental laws and ordinances (including, without limitation, current zoning ordinances), and

                  (7)         Such damage or destruction shall not allow the termination of any franchise agreement covering the Property, or if such termination is allowed, Borrower has obtained and delivered to Lender evidence satisfactory to Lender that such right to terminate has been waived by the franchisor, then, Lender shall, solely for the purposes of such restoration or repair, advance so much of the remainder of such sums as may be required to facilitate such restoration or repair, and any funds deposited by Borrower therefor, to Borrower in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the prior approval by Lender of plans and specifications, contractors and the form of construction contracts and the furnishing to Lender of permits, bonds, lien waivers (provided, however, Lender shall not unreasonably withhold its consent to Borrower’s provision of a conditional lien waiver subject only to the payment of the amount specified in such disbursement request so long as such conditional lien waiver is accompanied by a final unconditional lien waiver corresponding to any conditional lien waiver previously delivered), invoices, receipts and affidavits from contractors and subcontractors in form and substance reasonably satisfactory to Lender. Any remaining proceeds shall be applied by Lender for payment of the indebtedness secured hereby in whatever order as Lender directs, or released to Borrower, in Lender’s absolute discretion. Borrower shall, in good faith, undertake reasonable efforts to cause the conditions described in this Section 1.9(b) to be fully satisfied (e.g., Borrower shall timely make applications for necessary governmental permits, shall order an appropriate appraisal report, etc.). If such conditions are satisfied, Borrower shall be obligated to undertake restoration and repair of the damaged Improvements subject to the terms of this Section 1.9. Any disbursement pursuant to this clause (b) of sums by Lender shall, subject to Borrower’s satisfaction of the provisions hereof, be in a manner to promptly facilitate the restoration or repair of the Property. In the event Borrower fails to meet the requirements of this clause (b), then Lender may eleet in

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its absolute discretion and without regard to the adequacy of Lender’s security, to accelerate the maturity date of the Note and declare any and all of the indebtedness secured hereby to be immediately due and payable and apply the remainder of such sums to the payment of the secured indebtedness in whatever order Lender directs in its sole discretion, with any remainder being paid to Borrower.

                     (c)        In all other cases, namely, in the event that sixty percent (60%) or more of the Improvements located on the Real Estate have been taken or destroyed or in the event the conditions described in Section 1. 9(b) are not fully satisfied, Lender may eleet, in Lender’s absolute discretion and without regard to the adequacy of Lender’s security, to (i) accelerate the maturity date of the Note and declare any and all indebtedness secured hereby to be immediately due and payable and apply the remainder of such sums received pursuant to this Section to the payment of the secured indebtedness in whatever order Lender directs in its absolute discretion, with any remainder being paid to Borrower, or (ii) make insurance or condemnation proceeds available to Borrower for repair or restoration if Borrower establishes to the satisfaction of Lender, in its sole discretion, that Borrower otherwise satisfies the requirements of clause (b) above. Should Lender make the election described immediately above in item (ii) of this Section 1.9(c), Borrower shall be obligated to undertake restoration and repair of the damaged Improvements consistent with the provisions of this Section 1.9.

                     (d)        Any reduction in the indebtedness secured hereby resulting from Lender’s application of any sums received by it hereunder shall take effect only when Lender actually receives such sums and elects to apply such sums to the indebtedness secured hereby and, in any event, the unpaid portion of the indebtedness secured hereby shall remain in full force and effect and Borrower shall not be excused in the payment thereof. Partial payments received by Lender, as described in the preceding sentence, shall be applied against the Note consistent with the prepayment provisions described therein for casualty or condemnation proceeds. If Borrower undertakes to restore or repair the Property after the occurrence of a casualty or partial taking of the Property as provided above, Borrower shall promptly and diligently, at Borrower’s sole cost and expense and regardless of whether the insurance proceeds or condemnation award, as appropriate, shall be sufficient for the purpose, restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such casualty or partial taking in accordance with the foregoing provisions and Borrower shall pay to Lender all costs and expenses of Lender incurred in administering said rebuilding, restoration or repair, provided that Lender makes such proceeds or award available for such purpose. Borrower agrees to execute and deliver from time to time such further instruments as may be requested by Lender to confirm the foregoing assignment to Lender of any award, damage, insurance proceeds, payment or other compensation. Borrower hereby irrevocably constitutes and appoints Lender as the attorney-in-fact of Borrower (which power of attorney shall be irrevocable so long as any indebtedness secured hereby is outstanding, shall be deemed coupled with an interest, shall survive the voluntary or involuntary dissolution of Borrower and shall not be affected by any disability or incapacity suffered by Borrower subsequent to the date hereof), with full power of substitution, subject to the terms of this Section, to settie for, collect and receive any such awards, damages, insurance proceeds, payments or other compensation from the parties or authorities making the same, to appear in and prosecute any proceedings therefor and to give receipts and acquittance therefor.

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1.10          Mechanics’ Liens. Borrower shall pay when due all claims and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Real Estate or the Improvements; provided, however, that Borrower shall have the right to contest in good faith any such claim or demand, so long as it does so diligently, by appropriate proceedings and without prejudice to Lender and provided that neither the Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest. In the event Borrower shall contest any such claim or demand, Borrower shall promptly notify Lender of such contest and thereafter shall, upon Lender’s request, promptly provide a bond, cash deposit or other security satisfactory to Lender to protect Lender’s interest and security should the contest be unsuccessful. If Borrower shall fail to immediately discharge or provide security against any such claim or demand as aforesaid, Lender may do so and any and all expenses incurred by Lender, together with interest thereon at the Default Interest Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

1.11          Assignment of Leases and Rents. As additional and collateral security for the payment of the indebtedness secured hereby and cumulative of any and all rights and remedies herein provided for, Borrower hereby absolutely and presently assigns to Lender all Leases, and all existing and future Rents and Profits. Borrower hereby grants to Lender the sole, exclusive and immediate right, without taking possession of the Property, to demand, collect (by suit or otherwise), receive and give valid and sufficient receipts for any and all of said Rents and Profits, for which purpose Borrower does hereby irrevocably make, constitute and appoint Lender its attorney-in-fact with full power to appoint substitutes or a trustee to accomplish such purpose (which power of attorney shall be irrevocable so long as any indebtedness secured hereby is outstanding, shall be deemed to be coupled with an interest, shall survive the voluntary or involuntary dissolution of Borrower and shall not be affected by any disability or incapacity suffered by Borrower subsequent to the date hereof). Lender shall be without liability for any loss which may arise from a failure or inability to collect Rents and Profits, proceeds or other payments. However, until the occurrence of an Event of Default under this Deed of Trust, Borrower shall have a license to collect and receive the Rents and Profits when due and prepayments thereof for not more than one month prior to due date thereof. Upon the occurrence of an Event of Default, Borrower’s license shall automatically terminate without notice to Borrower and Lender may thereafter, without taking possession of the Property, collect the Rents and Profits itself or by an agent or receiver. From and after the termination of such license, Borrower shall be the agent of Lender in collection of the Rents and Profits and all of the Rents and Profits so collected by Borrower shall be held in trust by Borrower for the sole and exclusive benefit of Lender and Borrower shall, within one (1) Business Day (as hereinafter defined) after receipt of any Rents and Profits, pay the same to Lender to be applied by Lender as hereinafter set forth. Neither the demand for or collection of Rents and Profits by Lender, nor the exercise of Lender’s rights as assignee of the Leases, shall constitute any assumption by Lender of any obligations under any Lease or other agreement relating thereto. Lender is obligated to account only for such Rents and Profits as are actually collected or received by Lender. Borrower irrevocably agrees and consents that the respective payors of the Rents and Profits shall, upon demand and notice from Lender of an Event of Default hereunder, pay said Rents and Profits to Lender without liability to determine the actual existence of any Event of Default claimed by Lender. Borrower hereby waives any right, claim or demand which Borrower may now or

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hereafter have against any such payor by reason of such payment of Rents and Profits to Lender, and any such payment shall discharge such payor’s obligation to make such payment to Borrower. All Rents and Profits collected or received by Lender shall be applied against all expenses of collection, including, without limitation, attorneys’ fees, against costs of operation and management of the Property and against the indebtedness secured hereby, in whatever order or priority as to any of the items so mentioned as Lender directs in its sole subjective discretion and without regard to the adequacy of its security. Neither the exercise by Lender of any rights under this Section nor the application of any Rents and Profits to the secured indebtedness shall cure or be deemed a waiver of any Event of Default hereunder. The assignment of Leases and of Rents and Profits hereinabove granted shall continue in full force and effect during any period of foreclosure or redemption with respect to the Property. As additional security for the indebtedness secured hereby, Borrower has executed and delivered an Assignment of Leases and Rents dated of even date herewith (as hereafter amended, consolidated or modified from time to time, the “Assignment”) in favor of Lender covering all of the right, title and interest of Borrower, as landlord, lessor or licensor, in and to any Leases. All rights and remedies granted to Lender under the Assignment shall be in addition to and cumulative of all rights and remedies granted to Lender hereunder.

1.12          Leases and Licenses.

                     (a)         Lease Requirements. Prior to execution of any retail or commercial Leases after the date hereof, Borrower shall submit to Lender, for Lender’s prior approval, which approval shall not be unreasonably withheld so long as no Event of Default exists, a copy of the form Lease Borrower plans to use in leasing space in the Improvements. Each retail or commercial Lease executed after the date hereof affecting any of the Real Estate or the Improvements must provide, in a manner approved by Lender, that (i) such Lease is subject and subordinate to this Deed of Trust, and (ii) the tenant will attorn to, and recognize as its landlord, lessor or licensor, any person succeeding to the interest of Borrower in such Lease upon any foreclosure of this Deed of Trust or deed in lieu of foreclosure. Each such Lease shall also provide that, upon request of said successor-in-interest, the tenant shall execute and deliver an instrument or instruments confirming its attornment as provided for in this Section; provided, however, that neither Lender nor any successor-in-interest shall be bound by any payment of rental for more than one (1) month in advance, or any amendment or modification of said Lease made without the express written consent of Lender or said successor-in-interest. No Lease shall contain any option or right of first refusal to purchase all or any portion of the Property. No Lease shall contain any right to terminate the term thereof (except in the event of the destruction of all or substantially all of the Property).

                     (b)        Affirmative Covenants Regarding Leases. Borrower shall at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all Leases, now or hereafter existing, on the part of the landlord, lessor or licensor thereunder to be kept and performed. Borrower shall promptly send copies to Lender and any Servicer of all notices of default which Borrower shall send or receive under any Lease. Borrower, at no cost or expense to Lender, shall enforce, short of termination, the performance and observance of each and every condition and covenant of each of the other parties under each Lease. With respect to the Leases (excluding any standard, commercially reasonable registration cards for overnight guests and any standard, commercially use of banquet facilities or meeting

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rooms entered into on an arms-length basis in the ordinary course of business), upon the request of Lender, Borrower shall deliver to Lender (i) a copy of each Lease; and (ii) an estoppel certificate from the tenant under each Lease (provided that Borrower shall not be required to deliver such certificates more frequently than twice in any calendar year).

                     (c)        Negative Covenants Regarding Leases. Borrower shall not enter into any Lease (i) without the prior written consent of Lender where such consent is required pursuant to this Deed of Trust; (ii) except on terms consistent with the terms for similar Leases in the market area of the Real Estate, including, without limitation, as to the rental rate, Security Deposit, tenant improvement and work letter terms and free rent periods; (iii) other than with a third-party tenant unrelated to Borrower or any of its affiliates; or (iv) except for an actual occupancy by the tenant, lessee or licensee thereunder. Borrower shall not do or suffer to be done any act that might result in a default by the landlord, lessor or licensor under any Lease or allow the tenant thereunder to withhold payment of rent. Borrower shall not, without the prior written consent of Lender: (1) modify any Lease; (2) terminate or accept the surrender of any Lease; or (3) waive or release any other party from the performance or observance of any obligation or condition under any Lease; provided no Event of Default exists, Borrower may do any of the foregoing in the normal course of business in a manner which is consistent with sound and customary leasing and management practices for similar properties in the community in which the Property is located. Borrower shall not solicit or accept the prepayment of any rents under any Lease for more than one (1) month prior to the due date thereof. Except for the Assignment, Borrower shall not execute any other assignment of the lessor’s interest in the Leases or the Rents and Profits.

                     (d)        Security Deposits. All Security Deposits of tenants, whether held in cash or in any other form, shall not be commingled with any other funds of Borrower or any other person and, if cash, shall be deposited by Borrower at such commercial or savings bank or banks, or otherwise held in compliance with applicable law, as may be reasonably satisfactory to Lender. Any bond or other instrument which Borrower is permitted to hold in lieu of cash Security Deposits under any applicable legal requirements shall be maintained in full force and effect in the full amount of such deposits unless replaced by cash deposits as hereinabove described; shall be issued by an institution reasonably satisfactory to Lender; shall, if permitted pursuant to any applicable legal requirements, name Lender as payee or mortgagee thereunder or, at Lender’s option, be assigned or fully assignable to Lender; and shall, in all respects, comply with any applicable legal requirements and otherwise be reasonably satisfactory to Lender. Borrower shall, upon request, provide Lender with evidence reasonably satisfactory to Lender of Borrower’s compliance with the foregoing. Upon an Event of Default, Borrower shall, immediately upon Lender’s request (if permitted by applicable law), deliver to Lender the Security Deposits (and any interest previously earned thereon and not disbursed to the person(s) lawfully entitled to receive same) with respect to all or any portion of the Property, to be held by Lender subject to the terms of the Leases.

                     (e)        Rights of Lender Upon Default. Upon an Event of Default, whether before or after the whole principal sum secured hereby is declared to be immediately due or whether before or after the institution of legal proceedings to foreclose this Deed of Trust, forthwith, upon demand of Lender, Borrower shall surrender to Lender and Lender shall be entitled to take actual possession of the Property or any part thereof personally, or by its agent or

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attorneys. In such event, Lender shall have, and Borrower hereby gives and grants to Lender, the right, power and authority to make and enter into Leases for such rents and for such periods of occupancy and upon conditions and provisions as Lender may deem desirable in its sole discretion, and Borrower expressly acknowledges and agrees that the term of such Lease may extend beyond the date of any foreclosure sale at the Property; it being the intention of Borrower that in such event Lender shall be deemed to be and shall be the attorney-in-fact of Borrower for the purpose of making and entering into Leases for the rents and upon the terms, conditions and provisions deemed desirable to Lender in its sole discretion and with like effect as if such Leases had been made by Borrower as the owner in fee simple of the Property free and clear of any conditions or limitations established by this Deed of Trust. The power and authority hereby given and granted by Borrower to Lender shall be deemed to be coupled with an interest, shall not be revocable by Borrower so long as any indebtedness secured hereby is outstanding, shall survive the voluntary or involuntary dissolution of Borrower and shall not be affected by any disability or incapacity suffered by Borrower subsequent to the date hereof. In connection with any action taken by Lender pursuant to this Section, Lender shall not be liable for any loss sustained by Borrower resulting from any failure to let the Property, or any part thereof, or from any other act or omission of Lender in managing the Property, nor shall Lender be obligated to perform or discharge any obligation, duty or liability under any Lease or under or by reason of this instrument or the exercise of rights or remedies hereunder. BORROWER SHALL, AND DOES HEREBY, INDEMNIFY LENDER FOR, AND HOLD LENDER HARMLESS FROM, ANY AND ALL CLAIMS, ACTIONS, DEMANDS, LIABILITIES, LOSS OR DAMAGE WHICH MAY OR MIGHT BE INCURRED BY LENDER UNDER ANY SUCH LEASE OR UNDER THIS DEED OF TRUST OR BY THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER AND FROM ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST LENDER BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON ITS PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS OR AGREEMENTS CONTAINED IN ANY SUCH LEASE OTHER THAN THOSE FINALLY DETERMINED TO HAVE RESULTED SOLELY FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LENDER. Should Lender incur any such liability, the amount thereof, including, without limitation, costs, expenses and attorneys’ fees, together with interest thereon at the Default Interest Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately due and payable to Lender by Borrower on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Nothing in this Section shall impose on Lender any duty, obligation or responsibility for the control, care, management or repair of the Property, or for the carrying out of any of the terms and conditions of any such Lease, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or by any other parties or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property. Borrower hereby assents to, ratifies and confrrms any and all actions of Lender with respect to the Property taken under this Section. The foregoing rights are in addition to all other rights and remedies granted to Lender pursuant to this Deed of Trust.

                     (f)         Representations to Leases. Borrower hereby represents and warrants that (i) each tenant under a Commercial and/or retail Existing Lease has entered into occupancy of the demised premises; (ii) Borrower has delivered to Lender true, correct and complete copies of all

DEED OF TRUST AND SECURITY AGREEMENT - Page 27

commercial and/or retail Existing Leases described in the Rent Roll; (iii) each Existing Lease constitutes the legal, valid and binding obligation of Borrower and, to the best of Borrower’s knowledge and belief, is enforceable against the tenant thereof; (iv) to the best of Borrower’s knowledge and belief, each tenant under a commercial and/or retail Lease is free from bankruptcy, reorganization or arrangement proceedings or a general assignment for the benefit of creditors; and (v) except as previously disclosed in writing to Lender, there are no brokerage fees or commissions payable by Borrower with respect to the leasing of the space at the Property, and there are no management fees payable by Borrower with respect to the management of the Property.

1.13           Alienation and Further Encumbrances.

                     (a)        Borrower acknowledges that Lender has relied upon the principals of Borrower and their experience in owning and operating properties similar to the Property in connection with the closing of the Loan. Accordingly, except as specifically allowed hereinbelow in this Section and notwithstanding anything to the contrary contained in Section 5.5 hereof, in the event that the Property or any part thereof or interest therein shall be sold (including any installment sales agreement), conveyed, disposed of, alienated, hypothecated, leased (except to tenants of space in the Improvements in accordance with the provisions of Section 1.12 hereof), assigned, pledged, mortgaged, further encumbered or otherwise transferred or Borrower shall be divested of its title to the Property or any interest therein, in any manner or way, whether voluntarily or involuntarily, without the prior written consent of Lender being first obtained, which consent may be withheld in Lender’s sole discretion, then the same shall constitute an Event of Default and Lender shall have the right, at its option, to declare any or all of the indebtedness secured hereby, irrespective of the maturity date specified in the Note, immediately due and payable and to otherwise exercise any of its other rights and remedies contained in Article III hereof. If such acceleration is during any period when a prepayment fee is payable pursuant to the provisions set forth in the Note, then, in addition to all of the foregoing, such prepayment fee shall also then be immediately due and payable to the same end as though Borrower were prepaying the entire indebtedness secured hereby on the date of such acceleration. For the purposes of this Section, the sale, conveyance, transfer, disposition, alienation, hypothecation, pledge or encumbering (whether voluntarily or involuntarily) of all or any portion of the ownership interest in (or, directly or indirectly through constituent parties, any of the ultimate beneficial ownership interest in) Borrower shall be deemed to be a transfer of an interest in the Property. Notwithstanding the foregoing, however, transfers or assignments of ownership interests in Borrower (or its constituent parties) may be undertaken without the consent of Lender in the following circumstances:

                  (1)         In the case of a Borrower which is a limited partnership, up to 49% of the limited partnership interests in Borrower shall be freely transferable so long as those persons responsible for the management and control of Borrower and the Property remain unchanged following such transfer.

                  (2)         In the case of a Borrower which constitutes a limited liability company, up to 49% of the non-managing membership interests in Borrower shall be freely transferable so long as those persons responsible for the management and control of Borrower and the Property remain unchanged following such transfer.

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                  (3)         In the case of a Borrower which constitutes a corporation, up to 49% of the aggregate of the issued and outstanding capital stock of Borrower may be sold or assigned, taking into account (i) any prior sales or assignments, and (ii) the effective change in ownership resulting from any issuance of new shares of capital stock in Borrower or its constituent party so long as those persons responsible for the management and control of Borrower and the Property remain unchanged following such transfer.

                  (4)          Gifts for estate planning purposes of any individual’s interests in Borrower or in any of Borrower’s general partners, members or joint venturers to the spouse or any lineal descendant of such individual, or to a trust for the benefit of any one or more of such individual, spouse or lineal descendant, shall not be an Event of Default so long as Borrower is reconstituted, if required, following such gift and so long as those persons responsible for the management of the Property and Borrower remain unchanged following such gift or any replacement management is approved by Lender.

                  (5)         Involuntary assignments or transfers caused by the death, incompetence or dissolution of Borrower, one of its constituent parties or the owner of one of its constituent parties are permitted if: (i) Borrower is reconstituted, if required, following such death, incompetence or dissolution, and (ii) those persons responsible for the management and control of Borrower and the Property remain unchanged as a result of such death, incompetence or dissolution or any replacement management is approved by Lender.

In all cases where assignment of ownership interests is allowed pursuant to this Section 1.13(a), the proportionate ownership which is proposed to be transferred shall be calculated so as to take into account prior transfers or assignments. Furthermore, the sale, conveyance, transfer, disposition, alienation, hypothecation, pledge or encumbering (whether voluntarily or involuntarily) of all or any portion of the ownership interest in (or, directly or indirectly through constituent parties, any of the ultimate beneficial ownership interest in) any guarantor of Borrower’s obligation hereunder or under any of the other Loan Documents shall constitute an Event of Default and Lender shall have the right to exercise its various remedies described hereinabove; provided, however, ownership interests in any such guarantor may be transferred in a manner consistent with the allowable transfers of ownership interests in Borrower described hereinabove.

                     (b)        Notwithstanding the foregoing provisions of this Section, Lender shall consent to a sale, conveyance or transfer of the Property in its entirety (hereinafter, a “Sale”) to any person or entity provided that each of the following terms and conditions are satisfied:

                  (1)         No Event of Default or any other default is then continuing hereunder or under any of the other Loan Documents;

                  (2)         Borrower gives Lender written notice of the terms of such prospective Sale not less than sixty (60) days before the date on which such Sale is scheduled to close and, concurrently therewith, gives Lender all reasonable information concerning the proposed transferee of the Property (hereinafter, a “Buyer”) as Lender

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would require in evaluating an initial extension of credit to a borrower and pays to Lender a non-refundable application fee in the amount of $5,000.00 (the “Application Fee”). Lender shall have the right, in its reasonable discretion, to approve or disapprove the proposed Buyer. In determining whether to give or withhold its approval of the proposed Buyer, Lender shall consider, among other things, the Buyer’s experience and track record in owning and operating facilities similar to the Property, the Buyer’s entity structure, the Buyer’s financial strength, the Buyer’s general business standing and the Buyer’s relationships and experience with contractors, vendors, tenants, lenders and other business entities;

                  (3)         Borrower pays Lender, concurrently with the closing of such Sale, a non-refundable assumption fee (the “Assumption Fee”) equal to one percent (1.0%) of the then outstanding principal balance of the Note;

                  (4)        The Buyer assumes and agrees to pay the indebtedness secured hereby subject to the provisions of Section 5.23 hereof and to perform the covenants of Borrower under the Loan Documents, including, without limitation, that certain Post Closing Agreement, if any, executed in connection herewith, and, prior to or concurrently with the closing of such Sale, the Buyer executes, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate said assumption and delivers such legal opinions as Lender may require;

                  (5)         Borrower and the Buyer hereby authorize Lender to prepare, file of record or otherwise effectuate new financing statements or financing statement amendments which describe all or any portion of the assets of Borrower and the Buyer as collateral thereunder and further, Borrower and the Buyer will execute any other additional documents reasonably requested by Lender, all without cost to Lender. Borrower and the Buyer specifically authorize Lender to cause such financing statements to be filed without any signature of a representative of the Borrower or Buyer appearing thereon, where such filings are permitted by applicable law;

                  (6)         Borrower delivers to Lender, without any cost or expense to Lender, such endorsements to Lender’s Title Insurance Policy, hazard insurance endorsements or certificates and other similar materials as Lender may deem necessary at the time of the Sale, all in form and substance satisfactory to Lender, including, without limitation, an endorsement or endorsements to Lender’s Title Insurance Policy insuring the lien of this Deed of Trust, extending the effective date of such policy to the date of execution and delivery (or, if later, of recording) of the assumption agreement referenced above in subparagraph (4) of this Section 1.13(b) with no additional exceptions added to such policy and insuring that fee simple title to the Property is vested in the Buyer;

                  (7)         Borrower executes and delivers to Lender, without any cost or expense to Lender, a release of Lender, its officers, directors, employees and agents, from all claims and liability relating to the transactions evidenced by the Loan Documents through and including the date of the closing of the Sale, which agreement shall be in form and substance satisfactory to Lender and shall be binding upon the Buyer;

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                  (8)         Subject to the provisions of Section 5.23 hereof, such Sale is not construed so as to relieve Borrower of any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale and Borrower executes, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate the ratification of said personal liability;

                  (9)         Such Sale is not construed so as to relieve any current guarantor or indemnitor of its obligations under any guaranty or indemnity agreement executed in connection with the loan secured hereby and each such current guarantor and indemnitor executes, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate the ratification of each such guaranty and indemnity agreement, provided that if a party associated with the Buyer approved by Lender in its sole discretion assumes the obligations of the current guarantor or indemnitor under its guaranty or indemnity agreement and such party associated with the Buyer executes, without any cost or expense to Lender, a new guaranty or indemnity agreement in form and substance satisfactory to Lender, then Lender shall release the current guarantor or indemnitor from all obligations arising under its guaranty or indemnity agreement after the closing of such Sale;

                  (10)      The Buyer shall furnish, if the Buyer is a Corporation, partnership or other entity, all documents evidencing the Buyer’s capacity and good standing, and the qualification of the signers to execute the assumption of the indebtedness secured hereby, which papers shall include, but not in any way be limited to, certified copies of all documents relating to the organization and formation of the Buyer and of the entities, if any, which are partners or members of the Buyer. The Buyer and such constituent partners, members or shareholders of Buyer (as the case may be), as Lender may require, shall be single-purpose, single-asset “bankruptcy remote” entities, whose formation documents shall be approved by counsel to Lender. To the extent Borrower desires that its Buyer be a single member limited liability company, Lender shall be entitled to impose additional requirements with respect to Buyer including, without limitation, requirements as to the state of its organization and the necessity for additional opinions of counsel, etc.;

                  (11)      The Buyer, if required by Lender, shall furnish an opinion of counsel satisfactory to Lender and its counsel (i) that the Buyer’s formation documents provide for the matters described in subparagraph (10) of this Section 1.13(b), (ii) that the assumption of the indebtedness evidenced hereby has been duly authorized, executed and delivered, and that the Loan Documents are valid, binding and enforceable against the Buyer in accordance with their terms, (iii) that the Buyer and any entity which is a controlling stockholder or general partner of Buyer, have been duly organized, and are in existence and good standing, and (iv) with respect to such other matters, as Lender may request;

                  (12)       If the Buyer is a single-member limited liability company, Buyer must be formed in the state of Delaware or, if acceptable to Lender, in a different state whose statutes permit the continued existence of a limited liability company upon the

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bankruptcy or dissolution of the sole member, and the Buyer’s operating agreement must provide for the continued existence of the Buyer in the event of the bankruptcy, death, or dissolution, liquidation, termination or adjudication of incompetency of the sole member. The Buyer, if required by Lender, shall also furnish an opinion of counsel satisfactory to Lender and its counsel that if the Buyer is a single-member limited liability company, (i) the Buyer is a separate legal entity formed in the state of Delaware or, if acceptable to Lender, in a different state whose statutes permit the continued existence of a limited liability company upon the bankruptcy or dissolution of the sole member; (ii) the separate existence of the Buyer shall continue until the cancellation of the certificate of organization; (iii) the Buyer’s operating agreement provides for the continued existence of the Buyer in the event of the bankruptcy, death, or dissolution, liquidation, termination or adjudication of incompetency of the sole member, and that such provisions would be enforceable notwithstanding the bankruptcy, death, dissolution, liquidation, termination or adjudication of incompetency of the sole member; and (iv) any judgment creditor of the sole member may not satisfy its claims against the sole member by asserting a claim against the Property or any other assets of the Buyer;

                  (13)      If required under the operative documents with respect to a Secondary Market Transaction, Lender shall have received evidence in writing from the Rating Agency (as hereinafter defined), at the sole cost and expense of Borrower, to the effect that the proposed transfer will not result in a re-qualification, reduction, downgrade or withdrawal of any rating initially assigned or to be assigned in a Secondary Market Transaction or, if no such rating has been issued, in Lender’s good faith judgment, such transfer shall not have an adverse effect on the level of rating obtainable in connection with the Loan;

                  (14)       Borrower shall reimburse Lender for all of Lender’s reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements and Rating Agency fees and expenses) incurred or anticipated to be incurred by Lender in connection with a Sale including, without limitation, Lender’s determination of whether Borrower has satisfied all of the conditions and requirements set forth in this Section 1.13(b); and

                  (15)        Borrower’s obligations under the contract of sale pursuant to which such Sale, conveyance or transfer is proposed to occur shall expressly be subject to the satisfaction of the terms and conditions of this Section 1.13(b).

                  (16)       The Buyer shall obtain the written  consent of the Franchisor (hereinafter defined) to the transfer of the Property and the Franchise Agreement in favor of Franchisor to Buyer as well as a comfort letter from Franchisor substantially in the form of the comfort letter obtained in connection with the initial funding of the Note and otherwise in form and substance satisfactory to Lender.

1.14          Payment of Utilities. Assessments, Charges, Etc. Borrower shall pay when due all utility charges which are incurred by Borrower or which may become a charge or lien against any portion of the Property for gas, electricity, water and sewer services furnished to the Real Estate and/or the Improvements and all other assessments or charges of a similar nature, or

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assessments payable pursuant to any restrictive covenants, whether public or private, affecting the Real Estate and/or the Improvements or any portion thereof, whether or not such assessments or charges are or may become liens thereon.

1.15          Access Privileges and Inspections. Lender and the agents, representatives and employees of Lender shall, subject to the rights of tenants, have full and free access to the Real Estate and the Improvements and any other location where books and records concerning the Property are kept at all reasonable times for the purposes of inspecting the Property and of examining, copying and making extracts from the books and records of Borrower relating to the Property. Borrower shall lend assistance to all such agents, representatives and employees of Lender.

        1.16          Waste; Alteration of the Property. Borrower shall not commit, suffer or permit any waste on the Property nor take any actions that might invalidate any insurance carried on the Property. Borrower shall maintain the Property in good condition and repair but in any event, not less than the standard prevailing for hotels of similar age, size, construction and franchise affiliation in the metropolitan area where the Property is located. No part of the Improvements may be removed, demolished or materially altered, without the prior written consent of Lender, except that Borrower may remove worn-out or obsolete items of furnishings, equipment or personal property without Lender’s consent provided such items are replaced with items of comparable value and utility. Without the prior written consent of Lender, Borrower shall not commence construction of any improvements on the Real Estate other than improvements required for the maintenance or repair of the Property.

1.17          Zoning; Use. Without the prior written consent of Lender, Borrower shall not seek, make, suffer, consent to or acquiesce in any change in the zoning or conditions of use of the Real Estate or the Improvements. Borrower shall comply with and make all payments required under the provisions of any covenants, conditions or restrictions affecting the Real Estate or the Improvements. Borrower shall comply with all existing and future requirements of all governmental authorities having jurisdiction over the Property. Borrower shall keep all licenses, permits, franchises, certificates of occupancy, consents, and other approvals necessary for the operation of the Property in full force and effect. Borrower shall operate the Property as one or more a hotel complex for so long as the indebtedness secured hereby is outstanding. If, under applicable zoning provisions, the use of all or any part of the Real Estate or the Improvements is or becomes a nonconforming use, Borrower shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Lender. Further, without Lender’s prior written consent, Borrower shall not file or subject any part of the Real Estate or the Improvements to any declaration of condominium or cooperative or convert any part of the Real Estate or the Improvements to a condominium, cooperative or other form of multiple ownership and governance.

1.18          Financial Statements and Books and Records. Borrower shall keep accurate books and records of account of the Property and its own financial affairs in accordance with the Uniform System of Accounts as revised from time to time and sufficient to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles. Lender and its duly authorized representatives shall have the right to examine, copy and audit Borrower’s records and books of account at all reasonable times. So long as this Deed

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of Trust continues in effect, Borrower shall provide to Lender, in addition to any other financial statements required hereunder or under any of the other Loan Documents, the following financial statements and information, all of which must be certified to Lender as being true and correct by Borrower or the entity to which they pertain, as applicable, be prepared in accordance with generally accepted accounting principles consistently applied and be in form and substance acceptable to Lender:

                     (a)        copies of all tax returns filed by Borrower, within thirty (30) days after the date of filing;

                     (b)        quarterly operating statements for the Property, within sixty (60) days after the end of each March, June, September and December, provided, operating statements shall be delivered monthly for the first twelve (12) full calendar months of the Note;

                     (c)        current rent rolls for the Property, within sixty (60) days after the end of each March, June, September and December, provided, rent rolls shall be delivered monthly for the first twelve (12) full calendar months of the Note;

                     (d)        annual balance sheets, statements of income and expenses and statements of changes in financial position for the Property and annual financial statements for Borrower, each principal, managing member or general partner in Borrower, and each indemnitor and guarantor under any indemnity or guaranty executed in connection with the Loan within sixty (60) days after the end of each calendar year; and

                     (e)        such other information with respect to the Property, Borrower, the principals, managing members or general partners in Borrower, and each indemnitor and guarantor under any indemnity or guaranty executed in connection with the Loan, which may be requested from time to time by Lender, within a reasonable time after the applicable request.

If any of the aforementioned materials are not furnished to Lender within the applicable time periods, Borrower shall pay to Lender a late fee of $250.00. Further, if any of the aforementioned materials are not furnished to Lender within the applicable time periods, or Lender is dissatisfied with the contents of any of the foregoing, in addition to any other rights and remedies of Lender contained herein, Lender shall have the right, but not the obligation, to obtain the same by means of an audit by an independent certified public accountant selected by Lender, in which event Borrower agrees to pay, or to reimburse Lender for, any expense of such audit and further agrees to provide all necessary information to said accountant and to otherwise cooperate in the making of such audit. Borrower agrees that any and all materials furnished hereunder are the property of Lender (and its Servicer) and may be released and made available to such parties as Lender or its Servicer deems appropriate, including any Rating Agency responsible for rating securities issued in any Secondary Market Transaction.

1.19         Further Documentation. Borrower shall, on the request of Lender in its reasonable discretion and at the expense of Borrower, promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in any of the other Loan Documents and promptly execute, acknowledge, deliver and record or file such further Instruments and do such further acts as may be necessary, desirable or proper to carry out more

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effectively the purposes of this Deed of Trust and the other Loan Documents or as may be deemed advisable by Lender to protect, continue or preserve the liens and security interests hereunder including, without limitation, security instruments, financing statements and continuation statements.

1.20          Payment of Costs; Advances to Protect Property.

                     (a)        Payment of Costs. Borrower shall pay all reasonable costs and expenses of every character incurred in connection with the closing of the Loan or otherwise attributable or chargeable to Borrower as the owner of the Property, including, without limitation, appraisal fees, recording fees, documentary, stamp, mortgage or intangible taxes, brokerage fees and commissions, title policy premiums and title search fees, uniform commercial code/tax lien/litigation search fees, escrow fees and reasonable attorneys’ fees. Unless otherwise specified herein, with respect to any action by Borrower permitted hereunder, Borrower shall pay all of its own costs and expenses relating thereto as well as any costs and expenses incurred by Lender or any party involved in such actions as a result of a Secondary Market Transaction, to the extent relating to Borrower’s actions or any approval thereof.

                     (b)        Advances to Protect Property. Without limiting or waiving any other rights and remedies of Lender hereunder, if Lender determines that Borrower is not adequately performing or has failed to perform any of its obligations, covenants or agreements contained in this Deed of Trust or in any of the other Loan Documents and such inadequacy or failure is not cured within any applicable grace or cure period, or if any action or proceeding of any kind (including, but not limited to, any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced which might affect Lender’s interest in the Property or Lender’s right to enforce its security, then Lender may, at its option, with or without notice to Borrower, make any appearances, disburse or advance any sums and take any actions as may be necessary or desirable to protect or enforce the security of this Deed of Trust or to remedy the failure of Borrower to perform its covenants and agreements (without, however, waiving any Event of Default or other default hereunder of Borrower). Borrower agrees to pay on demand all expenses of Lender reasonably incurred with respect to the foregoing (including, but not limited to, fees and disbursements of counsel), together with interest thereon at the Default Interest Rate from and after the date on which Lender incurs such expenses until reimbursement thereof by Borrower. Any such expenses so incurred by Lender, together with interest thereon as provided above, shall be additional indebtedness of Borrower secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The necessity for any such actions and of the amounts to be paid shall be determined by Lender in its sole and absolute discretion. Lender is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Borrower or any person in possession holding under Borrower. Borrower hereby acknowledges and agrees that the remedies set forth in this Section 1.20(b) shall be exercisable by Lender, and any and all payments made or costs or expenses incurred by Lender in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Borrower with interest thereon at the Default Interest Rate, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Lender after the filing by Borrower of a voluntary case or the filing against Borrower of an involuntary case pursuant to or within the meaning of Title 11,

DEED OF TRUST AND SECURITY AGREEMENT - Page 35

United States Code (the “Bankruptcy Code”), or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable to Borrower, Lender, any guarantor or indemnitor, the secured indebtedness or any of the Loan Documents. The provisions of this Section 1.20 shall survive payment in full of the indebtedness secured hereby. This Section 1.20(b) shall not be construed to require Lender to incur any expenses, make any appearances or take any actions.

1.21          Security Interest. This Deed of Trust is also intended to encumber and create a security interest in, and Borrower hereby grants to Lender a security interest in, all Reserves (as hereinabove defined), fixtures, chattels, accounts, equipment, inventory, contract rights, general intangibles and other personal property included within the Property, all renewals, replacements of any of the aforementioned items, or articles in substitution therefor or in addition thereto or the proceeds thereof (said property is hereinafter referred to collectively as the “Collateral”), whether or not the same shall be attached to the Real Estate or the Improvements in any manner. It is hereby agreed that to the extent permitted by law, all of the foregoing property is to be deemed and held to be a part of and affixed to the Real Estate and the Improvements. The foregoing security interest shall also cover Borrower’s leasehold interest in any of the foregoing property which is leased by Borrower. Notwithstanding the foregoing, all of the foregoing property shall be owned by Borrower and no leasing or installment sales or other financing or title retention agreement in connection therewith shall be permitted without the prior written approval of Lender. Borrower shall promptly replace all of the Collateral subject to the lien or security interest of this Deed of Trust when worn out or obsolete with Collateral comparable to the worn out or obsolete Collateral when new and will not, without the prior written consent of Lender, remove from the Real Estate or the Improvements any of the Collateral subject to the lien or security interest of this Deed of Trust except such as is replaced by an article of equal suitability and value as above provided, owned by Borrower free and clear of any lien or security interest except that created by this Deed of Trust and the other Loan Documents and except as otherwise expressly permitted by the terms of Section 1.13 of this Deed of Trust. All of the Collateral shall be kept at the location of the Real Estate except as otherwise required by the terms of the Loan Documents. Borrower shall not use any of the Collateral in violation of any applicable statute, ordinance or insurance policy.

1.22          Security Agreement. This Deed of Trust constitutes both a real property deed of trust and a “security agreement” between Borrower and Lender with respect to the Collateral in which Lender is granted a security interest hereunder, and, cumulative of all other rights and remedies of Lender hereunder, Lender shall have all of the rights and remedies of a secured party under any applicable Uniform Commercial Code. Borrower hereby irrevocably authorizes Lender at any time and from time to time to prepare, file of record in any Uniform Commercial Code jurisdiction or otherwise effectuate new financing statements or financing statement amendments which (a) indicate the Collateral (i) as all assets of Borrower or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of any applicable Uniform Commercial Code, or (ii) by any other description which reasonably approximates the description contained in this Deed of Trust, and (b) provide any other information required by part 5 of Article 9 of any applicable Uniform Commercial Code, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Borrower is an organization, the type of organization and any

DEED OF TRUST AND SECURITY AGREEMENT - Page 36

organizational identification number issued to Borrower and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Borrower agrees to furnish any such information to Lender promptly upon the Lender’s request. Borrower specifically agrees that Lender may cause such financing statements and financing statement amendments to be filed without any signature of a representative of the Borrower appearing thereon, where such filings are permitted by applicable law. Borrower hereby further agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Lender the attorney-in-fact of Borrower to execute and deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Lender may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. Borrower also ratifies its authorization for Lender to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof. Expenses of retaking, holding, preparing for sale, selling or the like (including, without limitation, Lender’s reasonable attorneys’ fees and legal expenses), together with interest thereon at the Default Interest Rate from the date incurred by Lender until actually paid by Borrower, shall be paid by Borrower on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. If notice is required by law, Lender shall give Borrower at least ten (10) days’ prior written notice of the time and place of any public sale of such property or of the time of or after which any private sale or any other intended disposition thereof is to be made, and if such notice is sent to Borrower, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Borrower. No such notice is necessary for any such property which is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any sale made pursuant to the provisions of this Section 1.22 shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the foreclosure sale as provided in Section 3.1(e) hereof upon giving the same notice with respect to the sale of the Property hereunder as is required under said Section 3.1(e). Furthermore, to the extent permitted by law, in conjunction with, in addition to or in substitution for the rights and remedies available to Lender pursuant to any applicable Uniform Commercial Code:

                     (a)        In the event of a foreclosure sale, the Property may, at the option of Lender, be sold as a whole;

                     (b)        It shall not be necessary that Lender take possession of the aforementioned Collateral, or any part thereof, prior to the time that any sale pursuant to the provisions of this Section 1.22 is conducted and it shall not be necessary that said Collateral, or any part thereof, be present at the location of such sale; and

                       (c)        Lender may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Lender, including the sending of notices and the conduct of the sale, but in the name and on behalf of Lender.

Borrower will not change the principal place of business or chief executive office set forth below, or change the state of its organization or registration, or change its name, without in each

DEED OF TRUST AND SECURITY AGREEMENT - Page 37

instance, the prior written consent of Lender. Lender’s consent will, however, be conditioned upon, among other things, the execution and delivery of additional financing statements, security agreements and other instruments which may be necessary to effectively evidence or perfect Lender’s security interest in the Collateral as a result of such changes. The name, principal place of business and chief executive office of each TIC (as Debtor under any applicable Uniform Commercial Code), as of the date hereof, are as set forth in the Tenant In Common Stipulations set forth on Exhibit B attached hereto and made a part hereof for all purposes.

The name and address of Lender (as Secured Party under any applicable Uniform Commercial Code), as of the date hereof, are:

ARCS Commercial Mortgage Co., L.P.
26901 Agoura Road, Suite 200
Calabasas Hills, California 91301

1.23          Easements and Rights-of-Way. Borrower shall not grant any easement or right-of-way with respect to all or any portion of the Real Estate or the Improvements without the prior written consent of Lender. The purchaser at any foreclosure sale hereunder may, at its discretion, disaffirm any easement or right-of-way granted in violation of any of the provisions of this Deed of Trust and may take immediate possession of the Property free from, and despite the terms of, such grant of easement or right-of-way. If Lender consents to the grant of an easement or right-of-way, Lender agrees to grant such consent without charge to Borrower other than reasonable expenses, including, without limitation, reasonable attorneys’ fees, incurred by Lender in the review of Borrower’s request and, if applicable, in the preparation of documents relating to the subordination of this Deed of Trust to such easement or right-of-way.

1.24          Compliance with Laws.

                   (a)        Borrower shall at all times comply with all statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Property, including, but not limited to, those concerning employment and compensation of persons engaged in operation and maintenance of the Property and any environmental or ecological requirements, even if such compliance shall require structural changes to the Property; provided, however, that Borrower may, upon providing Lender with security satisfactory to Lender, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, regulation or requirement so long as during such contest the Property shall not be subject to any lien, charge, fine or other liability and shall not be in danger of being forfeited, lost or closed. Borrower shall not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any Lease of or any other agreement applicable to the Property or any applicable law, rule, regulation or order or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.

                    (b)        Borrower agrees that the Property shall at all times comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988 and all other state and local laws and ordinances related to

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handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (“Access Laws”). Borrower agrees to give prompt notice to Lender of the receipt by Borrower of any complaints related to violations of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

1.25         Additional Taxes. In the event of the enactment after this date of any law of the state where the Property is located or of any other governmental entity deducting from the value of the Property for the purpose of taxation any lien or security interest thereon, or imposing upon Lender the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Borrower, or changing in any way the laws relating to the taxation of mortgages, deeds of trust or security agreements or debts secured by mortgages, deeds of trust or security agreements or the interest of the mortgagee, beneficiary or secured party in the property covered thereby, or the manner of collection of such taxes, so as to adversely affect this Deed of Trust or the indebtedness secured hereby or Lender, then, and in any such event, Borrower, upon demand by Lender, shall pay such taxes, assessments, charges or liens, or reimburse Lender therefor; provided, however, that if in the opinion of counsel for Lender (a) it might be unlawful to require Borrower to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in either such event, Lender may elect, by notice in writing given to Borrower, to declare all of the indebtedness secured hereby to be and become due and payable in full, thirty (30) days from the giving of such notice.

1.26         Borrower’s Waivers. To the full extent permitted by law, Borrower agrees that Borrower shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, moratorium or extension, or any law now or hereafter in force providing for the reinstatement of the indebtedness secured hereby prior to any sale of the Property to be made pursuant to any provisions contained herein or prior to the entering of any decree, judgment or order of any court of competent jurisdiction, or any right under any statute to redeem all or any part of the Property so sold. To the full extent permitted by law, Borrower shall not have or assert any right under any statute or rule of law pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or any other matters whatsoever to defeat, reduce or affect the right of Lender under the terms of this Deed of Trust to a sale of the Property, for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Lender under the terms of this Deed of Trust to the payment of the indebtedness secured hereby out of the proceeds of sale of the Property in preference to every other claimant whatever. Borrower, for Borrower and Borrower’s successors and assigns, and for any and all persons ever claiming any interest in the Property, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily with and upon the advice of competent counsel waives, releases, relinquishes and forever forgoes: (a) all rights of valuation, appraisement, stay of execution, reinstatement and notice of election or intention to mature or declare due the secured indebtedness (except such notices as are specifically provided for herein); (b) all right to a marshalling of the assets of Borrower, including the Property, to a sale in the inverse order of alienation, or to direct the order in which any of the Property shall be sold in the event of foreclosure of the liens and security interests

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hereby created and agrees that any court having jurisdiction to foreclose such liens and security interests may order the Property sold as an entirety; (c) all rights and periods of redemption provided under applicable law; and (d) agrees that it shall not solicit or aid the solicitation of the filing of any Petition (as hereinafter defined) against the Borrower, whether acting on its own behalf or on behalf of any other party. Without limiting the generality of the foregoing, Borrower shall not (i) provide information regarding the identity of creditors or the nature of creditors’ claims to any third party unless compelled to do so by order of a court of competent jurisdiction or by regulation promulgated by a governmental agency; or (ii) pay the legal fees or expenses of any creditor of or interest holder in Borrower with respect to any matter whatsoever.

1. 27         SUBMISSION TO JURISDICTION: WAIVER OF JURY TRIAL.

                     (a)        BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWlNGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF TEXAS OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE NOTE, THIS DEED OF TRUST OR ANY OTHER OF THE LOAN DOCUMENTS, (ii) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION PRESIDING OVER MONTGOMERY COUNTY, TEXAS, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (iv) AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 5.4 HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

                     (b)        BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE INDEBTEDNESS SECURED HEREBY OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR BORROWER, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MANAGERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR BORROWER, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

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1.28          Intentionally Deleted.

1.29         Management. The management of the Property shall be by either: (a) Borrower or an entity affiliated with Borrower approved by Lender for so long as Borrower or said affiliated entity is managing the Property in a first class manner, or (b) a professional property management company approved by Lender (any such person or entity which manages the Property, other than Borrower, is hereinafter referred to as the “Manager”). Any such management by an affiliated entity or a professional property management company shall be pursuant to a written  agreement approved by Lender. In no event shall any Manager be removed or replaced or the terms of any management agreement modified or amended without the prior written  consent of Lender. In the event (x) of an Event of Default or a default under any management contract then in effect, which default is not cured within any applicable grace or cure period, or (y) of a change in control (fifty percent or more) of the ownership of Manager or if Manager provides cause for termination, including, without limitation, gross negligence, willful misconduct or fraud, or (z) of the Manager becoming insolvent or a debtor in any bankruptcy or insolvency proceeding, Lender shall have the right to terminate, or to direct Borrower to cause Terrapin Operator (defined hereinbelow) to terminate, such management contract at any time and, in any such event of termination of the management contract, to retain, or to direct Borrower to cause Terrapin Operator to retain, a new management agent approved by Lender. In addition, if within forty-five (45) days before the end of each calendar quarter Borrower does not provide evidence of the achievement of a debt service coverage ratio of not less than 1.40:1.0 (the “Required DSCR”). Borrower, at Lender’s request made at any time after such Required DSCR is not maintained, shall terminate, or shall cause Terrapin Operator to terminate, the then current management agreement, or any subsequent agreement relating to the operation and management of the Property approved by Lender, and replace the then current Manager with a Manager approved by Lender or if no management agreement is then in place enter into a management agreement acceptable to Lender with a Manager approved by Lender. All Rents and Profits generated by or derived from the Property shall first be utilized solely for current expenses directly attributable to the ownership and operation of the Property, including, without limitation, current expenses relating to Borrower’s liabilities and obligations with respect to this Deed of Trust and the other Loan Documents, and none of the Rents and Profits generated by or derived from the Property shall be diverted by Borrower and utilized for any other purposes unless all such current expenses attributable to the ownership and operation of the Property have been fully paid and satisfied.

1.30          Hazardous Materials and Environmental Concerns.

                    (a)        Borrower hereby represents and warrants to Lender that, as of the date hereof: (i) the Property is not, and to the best of Borrower’s knowledge, information and belief, the Property has not been, in direct or indirect violation of any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination, remediation or human health and safety (including the regulation or remediation of Hazardous Substances as defined below) (collectively, “Environmental Laws”), all as amended; (ii) no hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, polychlorinated biphenyls, petroleum products, radon, lead-based paint, flammable explosives, radioactive materials, infectious substances or raw materials which may include hazardous constituents) or any other substances or materials which are included under or regulated by

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Environmental Laws (collectively, “Hazardous Substances”) are located on or have been handled, manufactured, generated, stored, processed, transported to or from, or disposed of on or Released or discharged from the Property (including underground contamination) except for those substances used by Borrower in the ordinary course of its business and in compliance with all Environmental Laws; (iii) the Property is not subject to any private or governmental lien or judicial, administrative or other notice or action relating to Hazardous Substances or noncompliance with Environmental Laws, nor is Borrower aware of any basis for such lien, notice or action; (iv) there are no underground Storage tanks or other underground Storage receptacles (whether active or abandoned) for Hazardous Substances on the Property; (v) Borrower has received no notice of, and to the best of Borrower’s knowledge and belief, there does not exist any, investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Property, nor does Borrower know of any basis for such investigation, action, proceeding or claim; (vi) Borrower has received no notice that, and to the best of Borrower’s knowledge and belief after due inquiry and investigation, there has been no claim by any party that, any use, operation or condition of the Property has caused any nuisance, trespass or any other liability or adverse condition on any other property, nor does Borrower know of any basis for such notice or claim; and (vii) there are no present environmental conditions or events or, to the best of Borrower’s knowledge, past environmental conditions or events on or near the Property that could be reasonably anticipated to materially adversely affect the value of the Property.

                     (b)        Borrower shall keep or cause the Property to be kept free from Hazardous Substances (except those substances used by Borrower in the ordinary course of its business and in compliance with all Environmental Laws) and in compliance with all Environmental Laws, shall not install or use any underground Storage tanks, shall expressly prohibit the use, generation, handling, Storage, production, processing and disposal of Hazardous Substances by all tenants of space in the Improvements (except those substances used by tenants in the ordinary course of their activities and in compliance with all Environmental Laws), invitees and trespassers, and, without limiting the generality of the foregoing, during the term of this Deed of Trust, shall not install in the Improvements or permit to be installed in the Improvements asbestos or any substance containing asbestos. If required by Lender (including if recommended in any third-party environmental report delivered to Lender) or under any Environmental Law, Borrower shall maintain an Operations and Maintenance Program (“O&M Program”) for the management of asbestos, lead-based paint, radon or any other Hazardous Substances at the Property.

                     (c)        Borrower shall promptly notify Lender if Borrower shall become aware of (i) any Hazardous Substances at, on, under, affecting or threatening to affect the Property (except those substances used by Borrower or tenants in the ordinary course of their business or activities, respectively, and in compliance with all Environmental Laws), (ii) any lien, action or notice affecting or threatening to affect the Property or Borrower resulting from any violation or alleged violation of Environmental Law, (iii) any investigation, inquiry or proceeding concerning Borrower or the Property pursuant to any Environmental Law or otherwise relating to Hazardous Substances, or (iv) any occurrence, condition or state of facts which would render any representation or warranty in this Section incorrect in any respect if made at the time of such discovery. Further, immediately upon receipt of the same, Borrower shall deliver to Lender

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copies of any and all orders, notices, permits, applications, reports, and other communications, documents and instruments pertaining to the actual, alleged or potential non-compliance with any Environmental Laws in connection with the Property or presence or existence of any Hazardous Substances at, on, about, under, within, near or in connection with the Property (except those substances used in the ordinary course of its business and in compliance with all Environmental Laws). Borrower shall, promptly, when and as required and regardless of the source of contamination, at Borrower’s sole cost and expense, take all actions as shall be necessary or advisable for compliance with the terms of this Section 1.30 or for the remediation of any and all portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment, remedial and response actions in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to Lender) and, to the extent applicable in accordance with Remedy Standard A [30 TEX. ADMIN. CODE, Chapter 350] to the extent required by the Texas Commission on Environmental Quality, and shall further pay or cause to be paid, at no expense to Lender, all remediation, response, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property. In the event Borrower fails to do so (i) Lender may, but shall not be obligated to, undertake remediation at the Property or other affected property necessary to bring the Property into conformance with the terms of Environmental Laws, and (ii) Borrower hereby grants to Lender and its agents and employees access to the Property and a license to do all things Lender shall deem necessary to bring the Property into conformance with Environmental Laws (including Remedy Standard A). Any and all costs and expenses reasonably incurred by Lender in connection therewith, together with interest thereon at the Default Interest Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. BORROWER COVENANTS AND AGREES, AT BORROWER’S SOLE COST AND EXPENSE, TO INDEMNIFY, DEFEND (AT TRIAL AND APPELLATE LEVELS, AND WITH ATTORNEYS, CONSULTANTS AND EXPERTS ACCEPTABLE TO LENDER), AND HOLD LENDER HARMLESS FROM AND AGAINST ANY AND ALL LIENS, DAMAGES, LOSSES, LIABILITIES, OBLIGATIONS, SETTLEMENT PAYMENTS, PENALTIES, ASSESSMENTS, CITATIONS, DIRECTIVES, CLAIMS, LITIGATION, DEMANDS, DEFENSES, JUDGMENTS, SUITS, PROCEEDINGS, COSTS, DISBURSEMENTS AND EXPENSES OF ANY KIND OR OF ANY NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’, CONSULTANTS’ AND EXPERTS’ FEES AND DISBURSEMENTS ACTUALLY INCURRED IN INVESTIGATING, DEFENDING, SETTLING OR PROSECUTING ANY CLAIM, LITIGATION OR PROCEEDING) WHICH MAY AT ANY TIME BE IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST LENDER OR THE PROPERTY, AND ARISING DIRECTLY OR INDIRECTLY FROM OR OUT OF: (i) THE PRESENCE, RELEASE OR THREAT OF RELEASE OF ANY HAZARDOUS SUBSTANCES ON, IN, UNDER, AFFECTING OR THREATENING TO AFFECT ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS, REGARDLESS OF WHETHER OR NOT CAUSED BY OR WITHIN THE CONTROL OF BORROWER; (ii) THE VIOLATION OF ANY ENVIRONMENTAL LAWS RELATING TO, AFFECTING OR THREATENING TO AFFECT THE PROPERTY, WHETHER OR NOT CAUSED BY OR WITHIN THE

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CONTROL OF BORROWER; (iii) THE FAILURE BY BORROWER TO COMPLY FULLY WITH THE TERMS AND CONDITIONS OF THIS SECTION 1.30; (iv) THE BREACH OF ANY REPRESENTATION OR WARRANTY CONTAINED IN THIS SECTION 1.30; OR (v) THE ENFORCEMENT OF THIS SECTION 1.30, INCLUDING, WITHOUT LIMITATION, THE COST OF ASSESSMENT, CONTAINMENT AND/OR REMOVAL OF ANY AND ALL HAZARDOUS SUBSTANCES ON AND/OR FROM ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS, THE COST OF ANY ACTIONS TAKEN IN RESPONSE TO THE PRESENCE, RELEASE OR THREAT OF RELEASE OF ANY HAZARDOUS SUBSTANCES ON, IN, UNDER OR AFFECTING ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS TO PREVENT OR MINIMIZE SUCH RELEASE OR THREAT OF RELEASE SO THAT IT DOES NOT MIGRATE OR OTHERWISE CAUSE OR THREATEN DANGER TO PRESENT OR FUTURE PUBLIC HEALTH, SAFETY, WELFARE OR THE ENVIRONMENT, AND COSTS INCURRED TO COMPLY WITH THE ENVIRONMENTAL LAWS IN CONNECTION WITH ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS. THE INDEMNITY SET FORTH IN THIS SECTION 1.30(c) SHALL ALSO INCLUDE ANY DIMINUTION IN THE VALUE OF THE SECURITY AFFORDED BY THE PROPERTY OR ANY FUTURE REDUCTION IN THE SALES PRICE OF THE PROPERTY BY REASON OF ANY MATTER SET FORTH IN THIS SECTION 1.30(c), AND ANY AND ALL LIENS, DAMAGES, LOSSES, LIABILITIES, OBLIGATIONS, SETTLEMENT PAYMENTS, PENALTIES, ASSESSMENTS, CITATIONS, DIRECTIVES, CLAIMS, LITIGATION, DEMANDS, DEFENSES, JUDGMENTS, SUITS, PROCEEDINGS, COSTS, DISBURSEMENTS OR EXPENSES OF ANY KIND OR OF ANY NATURE WHATSOEVER ARISENG OUT OF OR RELATING TO INJURY OR DEATH DUE TO EXPOSURE FROM HAZARDOUS SUBSTANCES THAT MAY BE PRESENT OR RELEASED AT, ON, UNDER OR FROM THE PROPERTY. LENDER’S RIGHTS UNDER THIS SECTION SHALL SURVIVE PAYMENT IN FULL OF THE INDEBTEDNESS SECURED HEREBY AND SHALL BE IN ADDITION TO ALL OTHER RIGHTS OF LENDER UNDER THIS DEED OF TRUST, THE NOTE AND THE OTHER LOAN DOCUMENTS.

                     (d)        Upon Lender’s request, at any time and from time to time after the occurrence of an Event of Default or at such other time as Lender has reasonable grounds to believe that Hazardous Substances are or have been handled, generated, stored, processed, transported to or from, or Released or discharged from or disposed of on or around the Property (other than in the normal course of Borrower’s or the tenants’ business or activities, respectively, and in compliance with all Environmental Laws) or that Borrower, any tenant or the Property may be in violation of Environmental Laws, Borrower shall provide, at Borrower’s sole cost and expense, an inspection or audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Lender indicating the presence or absence of Hazardous Substances on the Property (including asbestos-containing material or lead-based paint). If Borrower fails to provide such inspection or audit within thirty (30) days after such request, Lender may order the same, and Borrower hereby grants to Lender and its employees and agents access to the Property and a license to undertake such inspection or audit. The cost of such inspection or audit, together with interest thereon at the Default Interest Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on

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demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

                     (e)        Without limiting the foregoing, Lender and its authorized representatives may, during normal business hours and at its own expense, inspect the Property and Borrower’s records related thereto for the purpose of determining compliance with Environmental Laws and the terms and conditions of this Section 1.30.

                     (f)         As used herein, the term “Release” or “Released” shall include, without limitation, any intentional or unintentional placing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, discarding or abandoning of any Hazardous Substance, other than in the normal course of business or activities of its tenants, and in compliance with all Environmental Laws.

1.31          INDEMNIFICATION: SUBROGATION.

                     (a)        BORROWER SHALL INDEMNIFY, DEFEND AND HOLD LENDER HARMLESS AGAINST: (i) ANY AND ALL CLAIMS FOR BROKERAGE, LEASING, FINDER’S OR SIMILAR FEES WHICH MAY BE MADE RELATING TO THE PROPERTY OR THE SECURED INDEBTEDNESS, (ii) ANY AND ALL LIABILITY, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, ACTIONS, SUITS, LIENS, CHARGES, ENCUMBRANCES, COSTS AND EXPENSES (INCLUDING LENDER’S ATTORNEYS’ FEES, TOGETHER WITH APPELLATE COUNSEL FEES, IF ANY) OF WHATEVER KIND OR NATURE WHICH MAY BE ASSERTED AGAINST, IMPOSED ON OR INCURRED BY LENDER UNDER ANY LEASE OR OCCUPANCY AGREEMENT FOR ANY LOSS ARISING FROM A FAILURE OR INABILITY TO COLLECT RENTS AND PROFITS OR IN CONNECTION WITH THE SECURED INDEBTEDNESS, THIS DEED OF TRUST, THE PROPERTY, OR ANY PART THEREOF, OR THE EXERCISE BY LENDER OF ANY RIGHTS OR REMEDIES GRANTED TO IT UNDER THIS DEED OF TRUST, AND ANY EVENT OF DEFAULT OR ANY OTHER DEFAULT UNDER THIS DEED OF TRUST, (iii) ANY LIENS (WHETHER JUDGMENTS, MECHANICS’, MATERIALMEN’S OR OTHERWISE), CHARGES AND ENCUMBRANCES FILED AGAINST THE PROPERTY, AND (iv) ANY CLAIMS AND DEMANDS FOR DAMAGES OR INJURY, INCLUDING CLAIMS FOR PROPERTY DAMAGE, PERSONAL INJURY OR WRONGFUL DEATH, ARISING OUT OF OR IN CONNECTION WITH ANY ACCIDENT OR FIRE OR OTHER CASUALTY ON THE REAL ESTATE OR THE IMPROVEMENTS OR ANY NUISANCE OR TRESPASS MADE OR SUFFERED THEREON, INCLUDING, IN ANY CASE, ATTORNEYS’ FEES, COSTS AND EXPENSES AS AFORESAID, WHETHER AT PRETRIAL, TRIAL OR APPELLATE LEVEL FOR ANY CIVIL, CRIMINAL OR ADMINISTRATIVE PROCEEDINGS. SHOULD LENDER INCUR ANY LIABILITY UNDER THIS DEED OF TRUST OR ANY OF THE OTHER LOAN DOCUMENTS, THE AMOUNT THEREOF, INCLUDING, WITHOUT LIMITATION, COSTS, EXPENSES AND REASONABLE ATTORNEYS’ FEES, TOGETHER WITH INTEREST THEREON AT THE DEFAULT INTEREST RATE FROM THE DATE INCURRED BY LENDER UNTIL ACTUALLY PAID BY BORROWER, SHALL BE IMMEDIATELY DUE AND PAYABLE TO LENDER BY

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BORROWER ON DEMAND AND SHALL BE SECURED HEREBY AND BY ALL OF THE OTHER LOAN DOCUMENTS SECURING ALL OR ANY PART OF THE INDEBTEDNESS EVIDENCED BY THE NOTE. HOWEVER, NOTHING HEREIN SHALL BE CONSTRUED TO OBLIGATE BORROWER TO INDEMNIFY, DEFEND AND HOLD HARMLESS LENDER FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, ACTIONS, SUITS, COSTS OR EXPENSES ASSERTED AGAINST, IMPOSED ON OR INCURRED BY LENDER BY REASON OF LENDER’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE. THIS INDEMNITY SHALL SURVIVE PAYMENT IN FULL OF THE INDEBTEDNESS SECURED HEREBY.

                     (b)        Lender may engage the services of attorneys if it is made a party defendant to any litigation (or threatened action or claim) or to enforce the terms of this Deed of Trust or to protect its rights hereunder, and, in the event of any such engagement, Borrower shall pay Lender’s attorneys’ fees (together with reasonable appellate counsel fees, if any), consultants’ fees, expert’s fees, and expenses reasonably incurred by Lender, whether or not an action is actually commenced against Borrower. All references to “attorneys” in this Subsection and elsewhere in this Deed of Trust shall include without limitation any attorney or law firm engaged by Lender and Lender’s in-house counsel, and all references to “fees and expenses” in this Subsection and elsewhere in this Deed of Trust shall include without limitation any fees of such attorney or law firm and any allocation charges and allocation costs of Lender’s in-house counsel.

                     (c)        A waiver of subrogation shall be obtained by Borrower from its insurance carrier and, consequently, Borrower waives any and all right to claim or recover against Lender, its officers, employees, agents and representatives, for loss of or damage to Borrower, the Property, Borrower’s property or the property of others under Borrower’s control from any cause insured against or required to be insured against by the provisions of this Deed of Trust.

1.32          Covenants with Respect to Indebtedness; Operations and Fundamental Changes of Borrower. Borrower represents, warrants and covenants as of the date hereof and until such time as the indebtedness secured hereby is paid in full, that Borrower:

                     (a)        has not owned, does not own and will not own any asset other than (i) the Property, and (ii) incidental personal property necessary for the operation of the Property;

                     (b)        has not engaged, is not engaged and will not engage in any business other than the ownership, management and operation of the Property;

                      (c)        will not enter into any contract or agreement with any shareholder, partner, principal, member or affiliate of Borrower or any affiliate of any of the foregoing, except in the ordinary course of business and upon terms and conditions that are intrinsically fair and are no less favorable to it than those that would be obtained in a comparable arms-length transaction with an unrelated third party;

                     (d)        has not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the secured indebtedness,

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and (ii) unsecured trade and operational debt incurred in the ordinary course of business not outstanding for more than sixty (60) days with trade creditors and in amounts as are normal and reasonable under the circumstances;

                     (e)        will not cause or allow any debt whatsoever to be secured (senior, subordinate or pari passu) by the Property, except the indebtedness secured hereby;

                     (f)         has not made and will not make any loans or advances to any third party (including any shareholder, partner, principal, member or affiliate of Borrower, or any guarantor);

                     (g)        is and will be solvent and pay its debts from its assets as the same shall become due;

                     (h)        has done or caused to be done and will do all things necessary to preserve its existence and corporate, limited liability company and partnership formalities (as applicable), and will not, nor will any partner, limited or general, or member or shareholder thereof, amend, modify or otherwise change its partnership certificate, partnership agreement, certificate or articles of incorporation or organization, or by-laws or operating agreement or regulations, in a manner which adversely affects Borrower’s, or any such partner’s, member’s or shareholders’ existence as a single-purpose, single-asset “bankruptcy remote” entity;

                     (i)         will conduct and operate its business as presently conducted and operated;

                     (j)         has maintained, and will maintain books and records and bank accounts separate from those of its affiliates, including its general partners, principals and members;

                      (k)         will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate of Borrower, any constituent party of Borrower, any guarantor or any affiliate of any constituent party or guarantor); has corrected, and shall correct any known misunderstanding regarding its status as a separate entity; has conducted, and shall conduct, its business in its own name; has paid, and will pay, its own liabilities out of its own funds and assets; has not, and shall not identify itself or any of its affiliates as a division or a part of the other; and has maintained and utilized, and shall maintain and utilize a separate telephone number and separate stationery, invoices and checks from any other entity;

                      (1)         will file its own tax returns;

                     (m)       will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                     (n)         will not, nor will any shareholder, partner, principal, member or affiliate, seek the dissolution or winding up, in whole or in part, of Borrower;

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                     (o)        will not enter into any transaction of merger or consolidation, or acquire by purchase or otherwise all or substantially all of the business or assets of, or any stock or beneficial ownership of, any entity;

                     (p)        has not, and will not commingle the funds and other assets of Borrower with those of any shareholder, partner, principal, member or affiliate, or any other person;

                     (q)        has maintained, and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person;

                     (r)         has, and any general partner or managing member of Borrower has, at all times since their respective formation, observed all legal and customary formalities regarding their respective formation and will continue to observe all legal and customary formalities;

                     (s)        does not and will not hold itself out to be responsible for the debts or obligations of any other person;

                     (t)         upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Borrower shall not seek a supplemental stay or otherwise pursuant to Section 105 or any other provision of the Bankruptcy Code, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against any guarantor or indemnitor of the secured obligations or any other party liable with respect thereto by virtue of any indemnity, guaranty or otherwise;

                     (u)        is and shall remain organized in the State of Delaware or, if acceptable to Lender, in a different state whose statutes permit the continued existence of Borrower upon the bankruptcy or dissolution of the sole member, has and shall maintain in effect an operating agreement which provides for the continued existence of Borrower in the event of the bankruptcy or dissolution of the sole member, and shall conduct its business so that the assumptions of fact made with respect to Borrower in that certain single member limited liability company opinion letter dated on or about the date hereof and delivered by Borrower’s counsel (the “Single Member LLC Opinion”) in connection with the execution and delivery of the Loan Documents shall be true and correct, in all material respects at all times; and

                     (v)        Borrower shall further cause Terrapin Operator Woodlands, LLC, a Texas limited liability company (“Terrapin Operator”), the operating lessee of the Property, to abide by the covenants described in this Section 1.32 as if, for purposes of such compliance, Terrapin Operator was the mortgagor in such covenants.

1.33          Litigation. Borrower will give prompt written  notice to Lender and any Servicer of any litigation or governmental proceedings pending or threatened (in writing) against Borrower which might have a Material Adverse Effect.

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1.34          ERISA.

                     (a)        Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Deed of Trust or any of the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA.

                     (b)        Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of this Deed of Trust, as requested by Lender in its sole discretion, that (i) Borrower is not an “employee benefit pian” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a “governmental pian” within the meaning of Section 3(3) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                      (x)          Equity interests in Borrower are publicly offered securities within the meaning of 29 C.F.R. Section 2510. 3-101(b)(2) as amended from time to time or any successor provision;

                      (y)         Less than twenty-five percent (25%) of each outstanding class of equity interests in Borrower are held by “benefit pian investors” within the meaning of 29 C.F.R. Section 2510. 3-101(f)(2) as amended from time to time or any successor provision; or

                      (z)         Borrower qualifies as an “operating company” or a “real estate operating company” within the meaning of 29 C.F.R. Section 2510. 3-101(c) as amended from time to time or any successor provision or (e) or an investment company registered under the Investment Company Act of 1940.

                      (c)        BORROWER SHALL INDEMNIFY LENDER AND DEFEND AND HOLD LENDER HARMLESS FROM AND AGAINST ALL CIVIL PENALTIES, EXCISE TAXES, OR OTHER LOSS, COST DAMAGE AND EXPENSE (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND DISBURSEMENTS AND COSTS INCURRED IN THE INVESTIGATION, DEFENSE AND SETTLEMENT OF CLAIMS AND LOSSES INCURRED IN CORRECTING ANY PROHIBITED TRANSACTION OR IN THE SALE OF A PROHIBITED LOAN, AND IN OBTAINING ANY INDIVIDUAL PROHIBITED TRANSACTION EXEMPTION UNDER ERISA THAT MAY BE REQUIRED, IN LENDER’S SOLE DISCRETION) THAT LENDER MAY INCUR, DIRECTLY OR INDIRECTLY, AS A RESULT OF A DEFAULT UNDER THIS SECTION. THIS INDEMNITY SHALL SURVIVE ANY TERMINATION, SATISFACTION OR FORECLOSURE OF THIS DEED OF TRUST.

1.35          Defeasance.

                    (a)         Notwithstanding anything to the contrary contained in the Note, this Deed of Trust or the other Loan Documents, at any time after the date which (i) is two years after the “startup day, “ within the meaning of Section 860G(a)(9) of the Internal Revenue Code of 1986,

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as amended from time to time or any successor statute (the “Code”), of a “real estate mortgage investment conduit,” (a “REMIC”) within the meaning of Section 860D of the Code in connection with a Secondary Market Transaction, that holds the Note and this Deed of Trust or (ii) is four years after the date hereof, whichever shall first occur, and provided (unless Lender shall otherwise consent, in its sole discretion) no default or Event of Default has occurred and is continuing hereunder or under any of the other Loan Documents, Borrower shall have the right to obtain the release of the Property from the lien of this Deed of Trust and the other Loan Documents (the “Defeasance”) upon the satisfaction of each of the following conditions precedent:

                     (i)          not less than thirty (30) days’ prior written  notice to Lender specifying a regular Payment Date under the Note (the “Defeasance Election Date”) on which the Defeasance Deposit (hereinafter defined) is to be made;

                     (ii)        the remittance to Lender on the related Defeasance Election Date of interest accrued and unpaid on the outstanding principal amount of the Note to and including the Defeasance Election Date and the scheduled amortization payment due on such Defeasance Election Date, together with all other amounts then due and payable under the Note, this Deed of Trust and the other Loan Documents;

                     (iii)        the irrevocable deposit with Lender of an amount (the “Defeasance Deposit”) of non-callable U.S. Government Securities (hereinafter defined) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, cash in an amount sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to Lender, to pay and discharge the Scheduled Defeasance Payments (hereinafter defined);

                     (iv)        the delivery on or prior to the Defeasance Election Date to Lender of:

 (A)       a security agreement, in form and substance satisfactory to Lender, creating a first priority lien on the Defeasance Deposit (the “Defeasance Security Agreement”), which Defeasance Security Agreement shall be included within the definition of “Deed of Trust” for purposes of each Loan Document from and after the date of its execution;

 (B)       a release of the Property from this Deed of Trust, the Assignment and any UCC Financing Statements relating thereto (for execution by Lender) in a form appropriate for cancellation of such documents in the jurisdiction in which the Property is located;

 (C)       a certificate of an authorized representative of Borrower certifying that the requirements set forth in this subparagraph (a) have been satisfied;

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(D)       an opinion of counsel for Borrower in form and substance satisfactory to Lender to the effect that the Lender has a perfected first priority security interest in the Defeasance Deposit;

(E)       an opinion of counsel for Lender, prepared and delivered by the Servicer at Borrower’s reasonable expense, stating that the trust formed as a REMIC in connection with any Secondary Market Transaction will not fail to maintain its status as a REMIC as a result of such Defeasance; and

(F)       such other certificates, documents or instruments as Lender may reasonably request (including, but not limited to any documents required by any Rating Agency in connection with a Secondary Market Transaction); and

(v)      the payment by Borrower to Lender of all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred or anticipated to be incurred by Lender in connection with the release of the Property from the lien of this Deed of Trust and the other Loan Documents pursuant to this Section 1. 35 including, without limitation, Lender’s determination of whether Borrower has satisfied all of the related conditions and requirements set forth in this Section 1. 35.

                    (b)        Upon compliance with the requirements of subparagraph (a) above, the Property shall be released from the lien of this Deed of Trust, the Assignment and any UCC Financing Statements related thereto, the obligations hereunder and under the other Loan Documents with respect to the Property shall no longer be applicable and the Defeasance Deposit shall be the sole source of collateral securing the Note. Lender shall apply the Defeasance Deposit and the payments received therefrom to the payment of all scheduled principal and interest payments due on all successive Payment Dates under the Note after the Defeasance Election Date and the payment due on the final maturity date of the Note (the “Scheduled Defeasance Payments”). Borrower, pursuant to the Defeasance Security Agreement or other appropriate document, shall direct that the payments received from the Defeasance Deposit shall be made directly to Lender and applied to satisfy the obligations of Borrower under the Note. In connection with such release, if Borrower shall continue to own any assets other than the Defeasance Deposit, Borrower shall establish or designate a single-purpose, bankruptcy-remote successor entity acceptable to Lender (the “Successor Trustor”), with respect to which a non-consolidation opinion satisfactory in form and substance to Lender has been delivered to Lender (if such a non-consolidation opinion was required of Borrower in connection with the origination of the indebtedness secured hereby) in which case Borrower shall transfer and assign to the Successor Trustor all obligations, rights and duties under the Note and the Defeasance Security Agreement, together with the pledged Defeasance Deposit. The Successor Trustor shall assume the obligations of Borrower under the Note and the Defeasance Security Agreement, and Borrower shall be relieved of its obligations hereunder and thereunder. Borrower shall pay One Thousand and No/100 Dollars ($1,000.00) to the Successor Trustor as consideration for assuming such Borrower obligations.

                    (c)        As used herein, the term “U. S. Government Securities” shall mean non-callable securities that are direct obligations of the United States of America for the full and

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timely payment of which its full faith and credit is pledged. Should Lender determine in its sole discretion that U.S. Government Securities are no longer readily available in the market in sufficient quantities to allow for their use in connection with this Section 1.35, Lender may (but shall not be obligated to) with the approval of any rating agencies, servicers, trustee or other similar participants in the Secondary Market Transaction, utilize securities issued by GNMA FNMA, or FHLMC.

1.36          Anti-Terrorism and Money Laundering Legislation. Borrower hereby represents and warrants to, and covenants with, Lender, as of the date hereof and until such time as the secured indebtedness shall have been paid in full, including after giving effect to any Sale permitted pursuant to Section 1.13(b) hereof, as foliows:

                    (a)        None of Borrower, any guarantor or indemnitor of any of the Loan or other obligations under the Loan Documents, or any principal of any of them, or any of their respective direct or indirect constituents or affiliates, any of their respective officers or directors (including officers or directors of any such constituents or affiliates), and any of their respective brokers, investors or other agents acting or benefiting in any capacity in connection with the Loan, is a Prohibited Person (as defined below).

                    (b)        None of Borrower, any guarantor or indemnitor of any of the Loan or other obligations under the Loan Documents, or any principal of any of them, or any of their respective direct or indirect constituents or affiliates, any of their respective officers or directors (including officers or directors of any such constituents or affiliates) (i) to Borrower’ knowledge after due inquiry, has conducted or will conduct any business or has engaged or will engage in any transaction or dealing with any Prohibited Person, including making or receiving any contribution of funds, goods or services to or for the benefit of any Prohibited Person, (ii) to Borrower’s knowledge after due inquiry, has dealt or will deal in, or otherwise has engaged or will engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order (as defined below); or (iii) has engaged or will engage in or has conspired or will conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the requirements or prohibitions set forth in the Executive Order or the PATRIOT Act (as defined below).

                    (c)         To Borrower’s knowledge after due inquiry, none of Borrower’s or any of such aforesaid guarantor’s, indemnitor’s or any principal’s respective brokers, investors or other agents acting in any capacity in connection with the Property or Loan (i) has conducted or will conduct any business or has engaged or will engage in any transaction or dealing with any Prohibited Person, including making or receiving any contribution of funds, goods or services to or for the benefit of any Prohibited Person, (ii) has dealt or will deal in, or otherwise has engaged or will engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order; or (iii) has engaged or will engage in or has conspired or will conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the requirements or prohibitions set forth in the Executive Order or the PATRIOT Act.

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                   (d)         Borrower has implemented procedures to ensure that no person who now or hereafter owns a direct or indirect interest in Borrower or any guarantor of the Loan is a Prohibited Person.

                    (e)          To the best of Borrower’s knowledge, as of the date hereof, no tenant at the Property currently is a Prohibited Person and Borrower will direct the manager of the Property to promptly implement procedures, approved by Borrower, to ensure that no future commercial tenant at the Property is a Prohibited Person.

                   (f)          Borrower covenants and agrees to deliver to Lender any certification or other evidence requested from time to time by Lender in its sole discretion, confirming Borrower’s compliance with this Section 1.36.

                   (g)         Borrower represents and warrants that Borrower and any of such aforesaid guarantor, indemnitor and principal, and all of their respective affiliates (including any officers and directors of any of the foregoing) are in full compliance with all applicable orders, rules and regulations issued by, and recommendations of, the U.S. Department of the Treasury and OFAC (as defined below) pursuant to IEEPA (as defined below), the PATRIOT Act, other legal requirements relating to money laundering or terrorism and any executive orders related thereto.

                    (h)         Borrower is advised that, by law, Lender may be obligated to “freeze its account” or any account of its investors, either by prohibiting additional funds, declining any withdrawal, redemption, or transfer request(s) and/or segregating assets in compliance with governmental regulations, and Lender may also be required to report such action to governmental or regulatory authorities, including OFAC.

                    (i)          Borrower has established and maintains an anti-money laundering and/or terrorism program and/or procedures in accordance with all applicable laws, rules and regulations of its own jurisdiction including, without limitation, where applicable, the PATRIOT Act. Borrower further covenants that it will adopt appropriate policies, procedures and internal controls to be fully compliant with any additional laws, rules or regulations relating to money laundering and/or terrorism, including the PATRIOT Act, to which it may become subject.

                   (j)          Borrower has taken appropriate due diligence efforts to know each investor, including whether the investor is a Prohibited Person. Borrower has taken appropriate due diligence efforts to know if any investor is a “Senior Foreign Political Figure” (as defined in the PATRIOT Act) and, to the extent that any investor is a Senior Foreign Political Figure, has disclosed such information to Lender.

                   (k)         Borrower will notify or report unusual or suspicious activity in accordance with the laws or requirements of its own jurisdiction including, where applicable, the PATRIOT Act.

                    (l)         Borrower applies, and will continue to apply, its anti-money laundering program and/or procedures to all investors, and will take appropriate steps in accordance with the laws of its own jurisdiction to ensure that all required relevant documentation is retained, including identification relating to those investors.

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                    (m)        Borrower does not believe, and after appropriate due diligence, has no reason to believe, that any of its investors is a “Prohibited Foreign Shell Bank” (as defined in the PATRIOT Act), or is named on any available lists of known or suspected terrorists, terrorist organizations or of other sanctioned persons issued by the United States government and/or the government(s) of any jurisdiction(s) in which Borrower is doing business.

                      (n)         Borrower has taken appropriate due diligence efforts to know the person or entity from whom Borrower acquired the Property, including whether such person or entity is a Prohibited Person or an immediate family member or close associate of a Prohibited Person.

                    (o)         Borrower does not believe, and after appropriate due diligence, has no reason to believe, that the person or entity from whom Borrower acquired the Property is a Prohibited Foreign Shell Bank, or is named on any available lists of known or suspected terrorists, terrorist organizations or of other sanctioned persons issued by the United States government and/or the government(s) of any jurisdiction(s) in which Borrower is doing business.

                    (p)         Each of Borrower and each of the aforesaid guarantor, indemnitor and principal has adopted reasonable procedures in accordance with applicable law as of the date hereof designed to elicit information that substantiates the statements contained in this Section 1.36.

                    (q)         Borrower will advise Lender immediately of any material change that would affect the representations, covenants and warranties provided in this Section 1.36.

                    (r)          As used herein, the following terms shall have the meaning so specified below:

                    “IEEPA” shall mean the International Emergency Economic Power Act, 50 U.S.C. §1701 et seq.

                    “OFAC” shall mean the U.S. Department of Treasury’s Office of Foreign Asset Control.

                    “PATRIOT Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56).

                    “Prohibited Person” shall mean any person, organization or entity:

                             (1)        listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (the “Executive Order”):

(2) that is owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of the Executive Order;

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(3) with whom Lender is prohibited from dealing or otherwise engaging in any transaction by any terrorism or money laundering legal requirements, including the PATRIOT Act and the Executive Order;

(4) that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order;

                            (5)        that is named as a “specifically designated national” or “blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov/offices/eotffc/ofac/sdn, or at any replacement website or other replacement official publication of such list or is named on any other U.S. or foreign government or regulatory list maintained for the purpose of preventing terrorism, money laundering or similar activities;

                            (6)         that is covered by IEEPA, OFAC or any other law, regulation or executive order relating to the imposition of economic sanctions against any country, region or individual pursuant to United States law or United Nations resolution; or

                             (7)        that is an affiliate (including any principal, officer, immediate family member or close associate) of a person or entity described in one or more of clauses (l)-(6) of this definition of Prohibited Person.

          1.37          Franchise Agreement. Borrower shall comply with all terms and provisions of that certain Homewood Suites License Agreement (“Franchise Agreement”), dated on or about the date hereof between Borrower, Terrapin Operator and Promus Hotels, Inc., a Delaware corporation (the “Franchisor”) relating to the Property, a copy of which has been delivered to Lender, and shall keep the Franchise Agreement in full force and effect so long as any portion of the secured indebtedness remains outstanding. Borrower shall promptly provide Lender with full and complete copies of all notices of default and other correspondence received by Borrower pursuant to such Franchise Agreement which relates to the performance of Borrower under such Franchise Agreement, including, without limitation, all franchise inspections (quality assurance reports). Notwithstanding anything in this Section to the contrary, Borrower shall have the right to replace the Franchisor by executing a new franchise agreement with another franchisor, which agreement and franchisor must be reasonably acceptable to Lender.

          1.38          Personal Property Leases. Borrower has leased certain personal property pursuant to leases (the “Personal Property Leases”), copies of which Borrower has delivered or shall immediately deliver to Lender. Borrower shall comply with all terms and provisions of the Personal Property Leases and shall keep the Personal Property Leases in full force and effect (except for worn out or obsolete items replaced by Borrower) so long as any portion of the secured indebtedness remains outstanding.

          1.39          Operating Lease. With respect to that certain operating Property Lease dated November 17, 2006, by and between Borrower, as landlord, and Terrapin Operator, as tenant, (“Operating Lease”) Borrower covenants, agrees or warrants (as applicable) as follows:

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                         (a)          There are no defaults under the Operating Lease and no event has occurred which, but for the passage of time or notice or both would be reasonably likely to constitute a default under the Operating Lease; all the rents, additional or contingent rents and other sums due and payable under the Operating Lease have been paid in full; and no action has commenced and no notice has been given or received for the purpose of terminating the Operating Lease or any right, title or interest therein.

                         (b)          Borrower shall perform or observe diligently and timely each and every covenant, term or condition to be performed or observed by Borrower under the Operating Lease.

                          (c)          Borrower shall give immediate notice to Lender of any default within Borrower’s knowledge by Borrower or by Terrapin Operator, as tenant, under the Terrapin Operator, or of the receipt by Borrower of any notice of default from Operating Lessee under the Operating Lease, and shall furnish to Lender all information and documentation that it may require in respect of the performance or non performance by Borrower under the terms, conditions and covenants of the Operating Lease.

                         (d)          The provisions of this Deed of Trust shall be deemed to be obligations of Borrower in addition to Borrower’s obligations as landlord with respect to similar matters contained in the Operating Lease, and the inclusion herein of any covenants and agreements relating to similar matters under which Borrower is obligated under the Operating Lease shall not restrict or limit Borrower’s duties and obligations to keep and perform promptly all of its covenants, agreements and obligations as tenant under the Operating Lease; provided, however, nothing in this Deed of Trust shall be construed as requiring the taking of or the committing to take any action by Borrower which would cause a default under the Operating Lease.

                         (e)          The terms, covenants or conditions of the Operating Lease shall not be amended, modified, changed, surrendered or cancelled, either orally or in writing, without the prior written consent of Lender, which consent shall not be unreasonably withheld, so long as the Loan remains outstanding.

ARTICLE II
EVENTS OF DEFAULT

          2.1            Events of Default. The indebtedness secured hereby shall become immediately due and payable at the option of Lender upon the happening of any one or more of the following events of default (each, an “Event of Default”):

                          (a)           Borrower fails to (i) make any payment under the Note when due, or (ii) timely make any regularly scheduled monthly deposit into a Reserve when due.

                         (b)          Borrower fails to punctually perform any other covenant, agreement, obligation, term or condition hereof which requires payment of any money to Lender (except those specified in Section 2.1 (a) above) and such failure continues for ten (10) days after Lender’s written notice to Borrower of such amount due (it being expressly agreed and understood that no notice or grace period whatsoever shall be applicable with respect to those items described in Section 2.1 (a) hereinabove).

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                         (c)          Borrower fails to provide insurance as required by Section 1.4 hereof or fails to perform any covenant, agreement obligation, term or condition set forth in Section 1.16 or Section 1.30 hereof.

                        (d)          Borrower fails to perform any other covenant, agreement, obligation, term or condition set forth herein other than those otherwise described in this Section 2.1 and, to the extent such failure or default is susceptible of being cured, the continuance of such failure or default for thirty (30) days after written notice thereof from Lender to Borrower; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Borrower commences to cure such default promptly after receipt of notice thereof from Lender, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional sixty (60) days.

                        (e)          Any representation or warranty made herein, in or in connection with any application or commitment relating to the Loan or in any of the other Loan Documents to Lender by Borrower, by any principal, managing member or general partner in Borrower or by any indemnitor or guarantor under any indemnity or guaranty executed in connection with the Loan is determined by Lender to have been false or misleading in any material respect at the time made.

                        (f)          There shall be a sale, conveyance, disposition, alienation, hypothecation, leasing, assignment, pledge, mortgage, granting of a security interest in or other transfer or further encumbrancing of the Property, Borrower or its owners, or any portion thereof or any interest therein, in violation of Section 1.13 hereof.

                        (g)          A default occurs under any of the other Loan Documents which has not been cured within any applicable grace or cure period therein provided.

                         (h)          Borrower, any principal, general partner or managing member (as applicable) in Borrower or any indemnitor or guarantor under any indemnity or guaranty executed in connection with the Loan becomes insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors, shall file a petition in bankruptcy, shall voluntarily be adjudicated insolvent or bankrupt or shall admit in writing the inability to pay debts as they mature, shall petition or apply to any tribunal for or shall consent to or shall not contest the appointment of a receiver, trustee, custodian or similar officer for Borrower, for any such principal, general partner or managing member (as applicable) of Borrower or for any such indemnitor or guarantor or for a substantial part of the assets of Borrower, of any such principal, managing member or general partner of Borrower or of any such indemnitor or guarantor, or shall commence any case, proceeding or other action under any bankruptcy, reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect.

                         (i)           An involuntary petition (“Petition”) is filed or any case, proceeding or other action is commenced against Borrower, against any principal, general partner or managing member of Borrower or against any indemnitor or guarantor under any indemnity or guaranty

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executed in connection with the Loan seeking to have an order for relief entered against it as debtor or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or other relief under any law relating to bankruptcy, insolvency, arrangement, reorganization, receivership or other debtor relief under any law or statute of any jurisdiction, whether now or hereafter in effect, or a court of competent jurisdiction enters an order for relief against Borrower, against any principal, managing member or general partner of Borrower or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the Loan as debtor, or an order, judgment or decree is entered appointing, with or without the consent of Borrower, of any such principal, managing member or general partner of Borrower or of any such indemnitor or guarantor, a receiver, trustee, custodian or similar officer for Borrower, for any such principal, managing member or general partner of Borrower or for any such indemnitor or guarantor, or for any substantial part of any of the properties of Borrower, of any such principal, managing member or general partner of Borrower or of any such indemnitor or guarantor, and if any such event shall occur, such Petition, case, proceeding, action, order, judgment or decree shall not be dismissed within sixty (60) days after being commenced.

                         (j)          Borrower solicits or aids the solicitation of the filing of any Petition against Borrower including, without limitation: (i) providing information regarding the identity of creditors or the nature of creditors’ claims to any third party unless compelled to do so by order of a court of competent jurisdiction or by regulation promulgated by a governmental agency, or (ii) paying the legal fees or expenses of any creditor of or interest holder in Borrower with respect to any matter whatsoever.

                        (k)         The Property or any part thereof shall be taken on execution or other process of law in any action against Borrower.

                         (l)         Borrower abandons all or a portion of the Property.

                        (m)       The holder of any lien or security interest on the Property (without implying the consent of Lender to the existence or creation of any such lien or security interest), whether superior or subordinate to this Deed of Trust or any of the other Loan Documents, declares a default and such default is not cured within any applicable grace or cure period set forth in the applicable document or such holder institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

                        (n)         The Property, or any part thereof, is subjected to actual or threatened waste or to removal, demolition or material alteration so that the value of the Property is materially diminished thereby and Lender determines (in its subjective determination) that it is not adequately protected from any loss, damage or risk associated therewith.

                        (o)         Any dissolution, termination, partial or complete liquidation, merger or consolidation of Borrower, any of its principals, managing members or general partners.

                        (p)         Any franchise agreement or management agreement affecting the Property is terminated and is not replaced with a franchise agreement or management agreement, as applicable, reasonably acceptable to Lender within sixty (60) days of such termination.

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                       (q)         Any liquor license relating to the Property, if any, ceases to be in full force and effect, and such liquor license is not restored within sixty (60) days, except with Lender’s prior written consent.

                       (r)         Borrower should default in the observance or performance of any term, covenant or condition of the Operating Lease on the part of Borrower as landlord thereunder, to be observed or performed, or if any event shall occur which would be reasonably likely to cause the Operating Lease to terminate without notice of action by tenant thereunder or which would be reasonably likely to allow the tenant to terminate the Operating Lease by giving notice to Borrower; or if any of the terms, covenants or conditions of the Operating Lease shall in any manner be modified, changed, supplemented, altered or amended without the express written consent of Lender.

                       (s)         If any of the facts forming the basis of the assumptions set forth in the Single Member LLC Opinion shall no longer be true and correct in all material respects.

ARTICLE III
REMEDIES

          3.1          Remedies Available. If there shall occur an Event of Default, then this Deed of Trust is subject to foreclosure as provided by law and Lender may, at its option and by or through a trustee, nominee, assignee or otherwise, to the fullest extent permitted by law, exercise any or all of the following rights, remedies and recourses, either successively or concurrently.

                         (a)          Acceleration. Accelerate the maturity date of the Note and declare any or all of the indebtedness secured hereby to be immediately due and payable without any presentment, demand, protest, notice or action of any kind whatever (each of which is hereby expressly waived by Borrower), whereupon the same shall become immediately due and payable. Upon any such acceleration, payment of such accelerated amount shall constitute a prepayment of the principal balance of the Note and any applicable prepayment fee provided for in the Note shall then be immediately due and payable.

                         (b)          Entry on the Property. Without in any way curing or waiving any default or Event of Default of Borrower, either in person, by agent or by court-appointed receiver, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, in its own name, without force or with such force as is permitted by law and without notice or process or with such notice or process as is required by law unless such notice and process are waivable, in which case Borrower hereby waives such notice and process, and do any and all acts and perform any and all work which may be desirable or necessary in Lender’s judgment to complete any unfinished construction on the Real Estate, to preserve and/or enhance the value, marketability or rentability of the Property, to increase the income therefrom, to manage and operate the Property or to protect the security hereof and all sums expended by Lender therefor, together with interest thereon at the Default Interest Rate, shall be immediately due and payable to Lender by Borrower on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

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                         (c)          Collect Rents and Profits. With or without taking possession of the Property, sue for or otherwise collect the Rents and Profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys’ fees, upon any indebtedness secured hereby, all in such order as Lender in its discretion may determine.

                         (d)          Appointment of Receiver. Upon, or at any time prior or after, initiating the exercise of any power of sale, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application, ex parte, to a court of competent jurisdiction for appointment of a receiver for all or any part of the Property, as a matter of strict right and without notice to Borrower and without regard to the adequacy of the Property for the repayment of the indebtedness secured hereby or the solvency of Borrower or any person or persons liable for the payment of the indebtedness secured hereby, and Borrower does hereby irrevocably consent to such appointment, waives any and all notices of and defenses to such appointment and agrees not to oppose any application therefor by Lender, but nothing herein is to be construed to deprive Lender of any other right, remedy or privilege Lender may now have under the law to have a receiver appointed, provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Lender to receive payment of the Rents and Profits pursuant to other terms and provisions of this Deed of Trust or the Assignment. Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain, operate and otherwise use or permit the use of the Property upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in Section 3.3 below. Such receivership shall, at the option of Lender, continue until full payment of all of the indebtedness secured hereby or until title to the Property shall have passed by foreclosure sale under this Deed of Trust or deed in lieu of foreclosure.

                         (e)          Foreclosure. Immediately commence an action to foreclose this Deed of Trust or to specifically enforce its provisions or any of the indebtedness secured hereby, pursuant to the applicable statutes in such case and sell the Property or cause the Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Lender.

                      (1)          Should Lender have elected to accelerate the indebtedness secured hereby, Lender may initiate foreclosure of the Property by requesting the Trustee to effectuate a non-judicial foreclosure sale. The Trustee of this Deed of Trust shall then sell, or offer for sale, the Property at public sale to the highest bidder for cash during a three hour period between the hours of ten o’clock a.m. and four o’clock p.m. whose earliest point in time is specified, on the first Tuesday of any month, at the area officially designated for holding such sales at the courthouse of any county in the State of Texas in which any part of the Property is situated, after having given notice of the date, the time period, place and terms of said sale in accordance with the laws of the State of Texas then in force and governing said sales of real property and improvements under powers conferred by deeds of trust. The Property shall be sold by posting, or causing to be posted, at least twenty-one (21) consecutive days prior to the date of said sale, written or

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printed notice thereof at the courthouse door in each of the counties in which the Property is situated, designating the county where the Property will be sold and designating the date, the time period, the place and the terms of sale. A copy of such notice shall also be filed in the office of the County Clerk in each county of the State of Texas in which any part of the Property is situated at least twenty-one (21) consecutive days before the date of said sale of the Property. Lender shall have the right to become the purchaser at any sale held by any Trustee or substitute or successor Trustee, or by any receiver or public officer. Any Lender purchasing at any such sale shall have the right to credit the secured indebtedness owing to such Lender upon the amount of its bid entered at such sale to the extent necessary to satisfy such bid. Said Trustee may appoint an attorney-in-fact to act in its stead as Trustee to conduct sale as hereinbefore provided. Borrower authorizes and empowers the Trustee to sell the Property, in lots or parcels or as a whole, and to execute and deliver to the purchaser or purchasers thereof good and sufficient deeds of conveyance thereto of the estate of title then existing on the Property and bills of sale with covenants of general warranty. Borrower binds himself to warrant and forever defend the title of such purchaser or purchasers when so made by the Trustee, and agrees to accept proceeds of said sale, if any, which are payable to Borrower as provided herein. In addition to the posting and filing of notices hereinabove provided, and for so long as required by law, no foreclosure under the power of sale herein contained shall be held unless Lender, at least twenty-one (21) days preceding the date of sale and in the manner prescribed by law, shall have served written notice of the proposed sale which designates the County where the Property will be sold and designates the date, time period, the place and the terms of sale by certified mail on Borrower. Service of such a notice by certified mail shall be completed upon deposit of such notice, postage prepaid and properly addressed to each such person or entity at the address for Borrower indicated on the first page of this Deed of Trust, in a Post Office of the United States Postal Service or in an official depository under the care and custody of the United States Postal Service. The affidavit of a person knowledgeable of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service.

                         (2)          Should Lender have not elected to accelerate the indebtedness secured hereby, Lender may nonetheless proceed with foreclosure in satisfaction of such default, either through the courts or by directing the Trustee to proceed as if under a full foreclosure, conducting sale as hereinbefore provided, but without declaring the entire indebtedness secured by this Deed of Trust due, and provided that if said sale is made because of such default, such sale may be made subject to the unmatured part of the secured indebtedness. Such sale, if so made, shall not in any manner affect the unmatured part of the debt secured by this Deed of Trust, but as to such unmatured part, this Deed of Trust shall remain in full force as though no sale had been made. Several sales may be made without exhausting the right of sale with respect to any unmatured part of the secured indebtedness, it being the purpose and intent hereof to provide for a foreclosure and the sale of the Property for any matured portion of said secured indebtedness without exhausting the power of foreclosure.

                         (3)          In the event foreclosure proceedings are instituted by Lender, all expenses incident to such proceedings, including, but not limited to, attorneys’ fees and costs, shall be paid by Borrower and secured by this Deed of Trust and by all of the other

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Loan Documents securing all or any part of the indebtedness evidenced by the Note. The secured indebtedness and all other obligations secured by this Deed of Trust, including, without limitation, interest at the Default Interest Rate, any prepayment charge, fee or premium required to be paid under the Note in order to prepay principal (to the extent permitted by applicable law), reasonable attorneys’ fees and any other amounts due and unpaid to Lender under the Loan Documents, may be bid by Lender in the event of a foreclosure sale hereunder.

                         (f)          Judicial Remedies. Proceed by suit or suits, at law or in equity, instituted by Lender, or Trustee, upon written request of Lender, to enforce the payment of the indebtedness secured hereby or the other obligations of Borrower hereunder or pursuant to the Loan Documents, to foreclose the liens and security interests of this Deed of Trust as against all or any part of the Property, and to have all or any part of the Property sold under the judgment or decree of a court of competent jurisdiction. In the event of a judicial sale pursuant to a foreclosure decree, it is understood and agreed that Lender or its assigns may become the purchaser of the Property. This remedy shall be cumulative of any other non-judicial remedies available to the Lender with respect to the Loan Documents. Proceeding with the request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available non-judicial remedy of the Lender.

                         (g)         Other. Exercise any other right or remedy available hereunder, under any of the other Loan Documents or at law or in equity.

               3.2          Application of Proceeds. To the fullest extent permitted by law, the proceeds of any sale under this Deed of Trust shall be applied to the extent funds are so available to the following items in such order as Lender in its discretion may determine:

                      (a)        To payment of the costs, expenses and fees of taking possession of the Property, and of holding, operating, maintaining, using, leasing, repairing, improving, marketing and selling the same and of otherwise enforcing Lender’s right and remedies hereunder and under the other Loan Documents, including, but not limited to, a reasonable fee to the Trustee, receivers’ fees, court costs, attorneys’, accountants’, appraisers’, auctioneers’, managers’ and other professional fees, title charges and transfer taxes.

                         (b)       To payment of all sums expended by Lender under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the Default Interest Rate.

                      (c)        To payment of the secured indebtedness and all other obligations secured by this Deed of Trust, including, without limitation, interest at the Default Interest Rate and, to the extent permitted by applicable law, any prepayment fee, charge or premium required to be paid under the Note in order to prepay principal, in any order that Lender chooses in its sole discretion.

                      (d)        The remainder, if any, of such funds shall be disbursed to Borrower or to the person or persons legally entitled thereto.

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          3.3          Right and Authority of Receiver or Lender in the Event of Default: Power of Attorney. Upon the occurrence of an Event of Default, and entry upon the Property pursuant to Section 3.1(b) hereof or appointment of a receiver pursuant to Section 3.1(d) hereof, and under such terms and conditions as may be prudent and reasonable under the circumstances in Lender’s or the receiver’s sole discretion, all at Borrower’s expense, Lender or said receiver, or such other persons or entities as they shall hire, direct or engage, as the case may be, may do or permit one or more of the following, successively or concurrently: (a) enter upon and take possession and control of any and all of the Property; (b) take and maintain possession of all documents, books, records, papers and accounts relating to the Property; (c) exclude Borrower and its agents, servants and employees wholly from the Property; (d) manage and operate the Property; (e) preserve and maintain the Property; (f) make repairs and alterations to the Property; (g) complete any construction or repair of the Improvements, with such changes, additions or modifications of the plans and specifications or intended disposition and use of the Improvements as Lender may in its sole discretion deem appropriate or desirable to place the Property in such condition as will, in Lender’s sole discretion, make it or any part thereof readily marketable or rentable; (h) conduct a marketing or leasing program with respect to the Property, or employ a marketing or leasing agent or agents to do so, directed to the leasing or sale of the Property under such terms and conditions as Lender may in its sole discretion deem appropriate or desirable; (i) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Lender may in its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers herein granted; (j) execute and deliver, in the name of Lender as attorney-in-fact and agent of Borrower or in its own name as Lender, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (k) enter into such Leases, whether of real or personal property, or tenancy agreements, under such terms and conditions as Lender may in its sole discretion deem appropriate or desirable; (1) collect and receive the Rents and Profits from the Property; (m) eject tenants or repossess personal property, as provided by law, for breaches of the conditions of their Leases or other agreements; (n) sue for unpaid Rents and Profits, payments, income or proceeds in the name of Borrower or Lender; (o) maintain actions in forcible entry and detainer, ejectment for possession and actions in distress for rent; (p) compromise or give acquittance for Rents and Profits, payments, income or proceeds that may become due; (q) delegate or assign any and all rights and powers given to Lender by this Deed of Trust; and (r) do any acts which Lender in its sole discretion deems appropriate or desirable to protect the security hereof and use such measures, legal or equitable, as Lender may in its sole discretion deem appropriate or desirable to implement and effectuate the provisions of this Deed of Trust. This Deed of Trust shall constitute a direction to and full authority to any lessee, or other third party who has heretofore dealt or contracted or may hereafter deal or contract with Borrower or Lender, at the request of Lender, to pay all amounts owing under any Lease, contract, concession, license or other agreement to Lender without proof of the Event of Default or other default relied upon. Any such lessee or third party is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Borrower in so doing) any request, notice or demand by Lender for the payment to Lender of any Rents and Profits or other sums which may be or thereafter become due under its Lease, contract, concession, license or other agreement, or for the performance of any undertakings under any such Lease, contract, concession, license or other agreement, and shall have no right or duty to inquire whether any Event of Default or other

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default under this Deed of Trust or under any of the other Loan Documents has actually occurred or is then existing. Borrower hereby constitutes and appoints Lender, its assignees, successors, transferees and nominees, as Borrower’s true and lawful attorney-in-fact and agent, with full power of substitution in the Property, in Borrower’s name, place and stead, to do or permit any one or more of the foregoing described rights, remedies, powers and authorities, successively or concurrently, and said power of attorney shall be deemed a power coupled with an interest and irrevocable so long as any indebtedness secured hereby is outstanding. Any money advanced by Lender in connection with any action taken under this Section 3.3, together with interest thereon at the Default Interest Rate from the date of making such advancement by Lender until actually paid by Borrower, shall be a demand obligation owing by Borrower to Lender and shall be secured by this Deed of Trust and by every other instrument securing the secured indebtedness.

          3.4          Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale, Borrower or Borrower’s representatives, successors or assigns, or any other persons claiming any interest in the Property by, through or under Borrower (except tenants of space in the Improvements subject to Leases entered into prior to the date hereof), are occupying or using the Property, or any part thereof, then, to the extent not prohibited by applicable law, each and all shall, at the option of Lender or the purchaser at such sale, as the case may be, immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Property occupied or used, such rental to be due daily to the purchaser. Further, to the extent permitted by applicable law, in the event the tenant fails to surrender possession of the Property upon the termination of such tenancy, the purchaser shall be entitled to institute and maintain an action for unlawful detainer of the Property in the appropriate court of the county in which the Real Estate is located.

          3.5          Notice to Account Debtors. Lender may, at any time after an Event of Default, notify the account debtors and obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness to Borrower included in the Property to pay Lender directly. Borrower shall at any time or from time to time upon the request of Lender provide to Lender a current list of all such account debtors and obligors and their addresses.

          3.6          Cumulative Remedies. All remedies contained in this Deed of Trust are cumulative and Lender shall also have all other remedies provided at law and in equity or in any other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Lender and may be exercised in any order and as often as occasion therefor shall arise. No act of Lender shall be construed as an election to proceed under any particular provisions of this Deed of Trust to the exclusion of any other provision of this Deed of Trust or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Lender. No delay or failure by Lender to exercise any right or remedy under this Deed of Trust shall be construed to be a waiver of that right or remedy or of any Event of Default or other default hereunder. Lender may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

          3.7          Payment of Expenses. Borrower shall pay on demand all of Lender’s expenses reasonably incurred in any efforts to enforce any terms of this Deed of Trust, whether or not any lawsuit is filed and whether or not foreclosure is commenced but not completed, including, but

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not limited to, reasonable legal fees and disbursements, foreclosure costs and title charges, together with interest thereon from and after the date incurred by Lender until actually paid by Borrower at the Default Interest Rate, and the same shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

          3.8          Waiver of Deficiency Statute.

                         (a)          Waiver. In the event an interest in any of the Property is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Borrower agrees that, notwithstanding the provisions of Sections 51.003, 51.004 and 51.005 of the Texas Property Code (as the same may be amended from time to time), and to the extent permitted by law (but subject to the provisions of Section 5.23 hereof), Lender shall be entitled to seek a deficiency judgment from Borrower and any other party obligated on the Note equal to the difference between the amount owing on the Note and the amount for which the Property was sold pursuant to judicial or nonjudicial foreclosure sale. Borrower expressly recognizes that this section constitutes a waiver of the above-cited provisions of the Texas Property Code which would otherwise permit Borrower and other persons against whom recovery of deficiencies is sought or any indemnitor or guarantor independently (even absent the initiation of deficiency proceedings against them) to present competent evidence of the fair market value of the Property as of the date of the foreclosure sale and offset against any deficiency the amount by which the foreclosure sale price is determined to be less than such fair market value. Borrower further recognizes and agrees that this waiver creates an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Property for purposes of calculating deficiencies owed by Borrower, any indemnitor or guarantor, and others against whom recovery of a deficiency is sought.

                         (b)          Alternative to Waiver. Alternatively, in the event the waiver provided for in subsection (a) above is determined by a court of competent jurisdiction to be unenforceable, the provisions of this Section 3.8(b) shall be the basis for the finder of fact’s determination of the fair market value of the Property as of the date of the foreclosure sale in proceedings governed by Sections 51.003, 51.004 and 51.005 of the Texas Property Code (as amended from time to time), In such event, (i) the Property shall be valued in an “as is” condition as of the date of the foreclosure sale, without any assumption or expectation that the Property will be repaired or improved in any manner before a resale of the Property after foreclosure; (ii) the valuation shall be based upon an assumption that the foreclosure purchaser desires a resale of the Property for cash promptly (but no later than 12 months) following the foreclosure sale; (iii) all reasonable closing costs customarily borne by the seller in commercial real estate transactions should be deducted from the gross fair market value of the Property, including, without limitation, brokerage commissions, title insurance, a survey of the Property, tax prorations, attorneys’ fees, and marketing costs; (iv) the gross fair market value of the Property shall be further discounted to account for any estimated holding costs associated with maintaining the Property pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in item (iii) above), and other maintenance, operational and ownership expenses; and (v) any expert opinion testimony given or considered in connection with a determination of the fair market value of the Property must be given by persons having at least five (5) years experience in appraising property similar to the Property

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and who have conducted and prepared a complete written appraisal of the Property taking into consideration the factors set forth above.

ARTICLE IV

CONCERNING THE TRUSTEE

          4.1          No Required Action. Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in, or defend any action, suit, or other proceeding in connection therewith where, in his opinion, such action would be likely to involve him in expense or liability, unless requested so to do by a written instrument signed by Lender and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to Trustee against any and all cost, expense, and liability arising therefrom. Trustee shall not be responsible for the execution, acknowledgment, or validity of the Loan Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and Trustee makes no representation in respect thereof or in respect of the rights, remedies, and recourses of Lender.

          4.2          Certain Rights. With the approval of Lender, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and consult with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee (and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or bad faith), and (iv) any and all other lawful action that Lender may instruct Trustee to take to protect or enforce Lender’s rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee’s duties hereunder and to reasonable compensation for such of Trustee’s services hereunder as shall be rendered. Borrower will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee’s duties.

          4.3          Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law), and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

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          4.4          Successor Trustees. Trustee may resign by the giving of notice of such resignation in writing or verbally to Lender. If Trustee shall die, resign, or become disqualified from acting in the execution of this trust, or if, for any reason, Lender shall prefer to appoint a substitute trustee or multiple substitute trustees, or successive substitute trustees or successive multiple substitute trustees, to act instead of the aforenamed Trustee, Lender shall have full power to appoint a substitute trustee (or, if preferred, multiple substitute trustees) in succession who shall succeed (and if multiple substitute trustees are appointed, each of such multiple substitute trustees shall succeed) to all the estates, rights, powers, and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Lender, and if such Lender be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Borrower hereby ratifies and confirms any and all acts which the aforenamed Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. If multiple substitute Trustees are appointed, each of such multiple substitute Trustees shall be empowered and authorized to act alone without the necessity of the joinder of the other multiple substitute trustees, whenever any action or undertaking of such substitute trustees is requested or required under or pursuant to this Deed of Trust or applicable law.

          4.5          Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Borrower by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to the Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by the Trustee or substitute Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower.

          4.6          Succession Instruments. Any substitute Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute Trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute Trustee so appointed in the Trustee’s place.

          4.7          No Representation by Trustee. By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee (on its own behalf or on behalf of Lender) pursuant to the Loan Documents, including, without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, neither Trustee nor Lender shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness, or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee, either on its own behalf or on behalf of Lender.

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ARTICLE V

MISCELLANEOUS TERMS AND CONDITIONS

          5.1          Time of Essence. Time is of the essence with respect to all provisions of this Deed of Trust.

          5.2          Release of Deed of Trust. If and when Borrower has paid all of the secured indebtedness as the same becomes due and payable, or there is a Defeasance regarding the lien of this Deed of Trust in accordance with, and in satisfaction of, the provisions of Section 1.35 of this Deed of Trust, then, and in such event only, all rights under this Deed of Trust shall terminate except for those provisions hereof which by their terms survive, and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released by Lender in due form at Borrower’s cost. Borrower shall be responsible for the recordation of such release and payment of any recordation costs associated therewith.

          5.3          Certain Rights of Lender. Without affecting Borrower’s liability for the payment of any of the indebtedness secured hereby, Lender may from time to time and without notice to Borrower: (a) release any person liable for the payment of the indebtedness secured hereby; (b) extend or modify the terms of payment of the indebtedness secured hereby; (c) accept additional real or personal property of any kind as security or alter, substitute or release any property securing the indebtedness secured hereby; (d) recover any part of the Property; (e) consent in writing to the making of any subdivision map or plat thereof; (f) join in granting any easement therein; or (g) join in any extension agreement of this Deed of Trust or any agreement subordinating the lien hereof.

          5.4          Notices. Any notice, report, demand, request or other instrument authorized or required to be given or furnished hereunder, under any of the other Loan Documents or as required by law shall be in writing and shall be given as follows: (a) by hand delivery; (b) by deposit in the United States mail as first class certified mail, return receipt requested, postage paid; (c) by expedited, prepaid, nationwide courier service, either commercial or United States Postal Service, with proof of actual or attempted delivery; or (d) by telecopy transmission (other than for notices of default) with a confirmation copy to be delivered by duplicate notice in accordance with any of clauses (a)-(c) above, in each case, addressed to the intended addressee at its address set forth on the first page of this Deed of Trust or at such other address as may be designated by such party as herein provided. Any party may change the address to which any such notice is to be delivered to any other address within the United States of America, by furnishing ten (10) days written notice of such change to the other parties in accordance with the provisions of this Section 5.4. All notices, demands and requests shall be effective upon personal delivery, or one (1) Business Day after being deposited with the private courier service, or two (2) Business Days after being deposited in the United States mail as required above. The inability to deliver notices because of a changed address of which no notice was given, or rejection or refusal to accept any notice offered for delivery shall be deemed to be receipt of the notice as of the date of such inability to deliver or rejection or refusal to accept delivery. Notice for either party may be given by its respective counsel. Additionally, notice from Lender may also be given by the Servicer.

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          5.5          Successors and Assigns. The terms, provisions, indemnities, covenants and conditions hereof shall be binding upon Borrower and the successors and assigns of Borrower, including all successors in interest in and to all or any part of the Property, and shall inure to the benefit of Lender, and its successors and assigns and shall constitute covenants running with the land. If Borrower consists of more than one person or entity, each will be jointly and severally liable to perform the obligations of Borrower.

          5.6          Severability. If any provision under this Deed of Trust or the application thereof to any entity, person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Deed of Trust and the application of the provisions hereof to other entities, persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

          5.7          General Interpretative Principles. Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and vice versa, unless the context otherwise requires.

          5.8          Waiver: Discontinuance of Proceedings. Lender may waive any single Event of Default or other default hereunder by Borrower hereunder without waiving any other prior or subsequent Event of Default or other default hereunder, and may remedy any Event of Default or other default hereunder by Borrower hereunder without waiving the Event of Default or other default hereunder remedied. Neither the failure or delay by Lender in exercising, any right, power or remedy upon any Event of Default or other default hereunder by Borrower shall be construed as a waiver of such Event of Default or other default hereunder or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Lender of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. No notice to nor demand on Borrower in any case shall of itself entitle Borrower to any other or further notice or demand in similar or other circumstances. Acceptance by Lender of any payment in an amount less than the amount then due on any of the secured indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of an Event of Default or other default hereunder.

          5.9          Section Headings. The headings of the sections and paragraphs of this Deed of Trust are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

          5.10       GOVERNING LAW. THIS DEED OF TRUST WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, PROVIDED THAT TO THE EXTENT THAT ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, IN WHICH CASE SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING.

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          5.11          Counting of Days. The term “days” when used herein shall mean calendar days. If any time period ends on a Saturday, Sunday or holiday officially recognized by the state within which the Real Estate is located, the period shall be deemed to end on the next succeeding Business Day; provided, however, that in the case of payments due by Borrower to Lender on a Saturday, Sunday or holiday (e.g., monthly deposits into Reserves, payments on the Note, etc.) such payments shall be deemed due on the immediately preceding Business Day. The term “business day” or “Business Day” when used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized by law to be closed.

          5.12          Application of the Proceeds of the Note. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Lender at Borrower’s request and Lender shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

          5.13          Unsecured Portion of Indebtedness. If any part of the secured indebtedness cannot be lawfully secured by this Deed of Trust or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Deed of Trust.

          5.14          Cross Default. A default hereunder which has not been cured within any applicable grace or cure period shall be a default under each of the other Loan Documents.

          5.15          Interest After Sale. In the event the Property or any part thereof shall be sold upon foreclosure as provided hereunder, to the extent permitted by law, the sum for which the same shall have been sold shall, for purposes of redemption (if applicable, pursuant to the laws of the state in which the Property is located), bear interest at the Default Interest Rate.

          5.16          Construction of this Document.This document may be construed as a mortgage, security deed, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of the foregoing, in order to fully effectuate the liens and security interests created hereby and the purposes and agreements herein set forth.

          5.17          No Merger. It is the desire and intention of the parties hereto that this Deed of Trust and the lien hereof shall not merge in fee simple title to the Property.

          5.18          Rights With Respect to Junior Encumbrances. Any person or entity purporting to have or to take a junior mortgage or other lien upon the Property or any interest therein shall be subject to the rights of Lender to amend, modify, increase, vary, alter or supplement this Deed of Trust, the Note or any of the other Loan Documents and to extend the maturity date of the indebtedness secured hereby and to increase the amount of the indebtedness secured hereby and to waive or forebear the exercise of any of its rights and remedies hereunder or under any of the other Loan Documents and to release any collateral or security for the indebtedness secured

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hereby, in each and every case without obtaining the consent of the holder of such junior lien and without the lien or security interest of this Deed of Trust losing its priority over the rights of any such junior lien.

          5.19          Lender May File Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Borrower or the principals or general partners in Borrower, or their respective creditors or property, Lender, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Lender allowed in such proceedings for the entire secured indebtedness at the date of the institution of such proceedings and for any additional amount which may become due and payable by Borrower hereunder after such date.

          5.20          After-Acquired Property. All property acquired by Borrower after the date of this Deed of Trust which by the terms of this Deed of Trust shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Borrower and without further deed, mortgage, conveyance or assignment become subject to the lien and security interest created by this Deed of Trust.

          5.21          No Representation. By accepting delivery of any item required to be observed, performed or fulfilled or to be given to Lender pursuant to the Loan Documents, including, but not limited to, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance of delivery thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Lender.

          5.22          Duplicate Originals: Counterparts. This Deed of Trust may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Deed of Trust may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall constitute a single instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Deed of Trust may be detached from any counterpart of this Deed of Trust without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Deed of Trust identical in form hereto but having attached to it one or more additional signature pages. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

          5.23          Personal Liability. Notwithstanding anything to the contrary contained in this Deed of Trust, the liability of Borrower and its general partners for the indebtedness secured hereby and for the performance of the other agreements, covenants and obligations contained herein and in the Loan Documents shall be limited as set forth in Section 1.05 of the Note; provided, however, that nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the indebtedness secured hereby or to require that all collateral shall continue to secure all indebtedness owing to Lender in accordance with the Note, this Deed of Trust and the other Loan Documents.

DEED OF TRUST AND SECURITY AGREEMENT - Page 71

          5.24     Recording and Filing. Borrower will cause the Loan Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and re-filed in such manner and in such places as Lender shall reasonably request, and will pay on demand all such recording, filing, re-recording and re-filing taxes, fees and other charges. Borrower shall reimburse Lender, or its servicing agent, for the costs incurred in obtaining a tax service company to verify the status of payment of taxes and assessments on the Property.

          5.25     Entire Agreement and Modifications. This Deed of Trust and the other Loan Documents contain the entire agreements between the parties and supersede any prior agreements (oral or written), and may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted.

          5.26     Maximum Interest. The provisions of this Deed of Trust and of all agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the amount contracted for, charged, taken, reserved, paid, or agreed to be paid (“Interest”), to Lender for the use, forbearance or retention of the money loaned under the Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Borrower and Lender shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Lender shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under the Note in the inverse order of its maturity (whether or not then due) or at the option of Lender be paid over to Borrower, and not to the payment of Interest. All Interest (including any amounts or payments judicially or otherwise under law deemed to be Interest) contracted for, charged, taken, reserved, paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Note, including any extensions and renewals thereof until payment in full of the principal balance of the Note so that the Interest thereon for such full term will not exceed at any time the maximum amount permitted by applicable law. Borrower hereby agrees that as a condition precedent to any claim seeking usury penalties against Lender, Borrower will provide written notice to Lender, advising Lender in reasonable detail of the nature and amount of the violation, and Lender shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Borrower or crediting such excess interest against the Note and/or any other indebtedness then owing by Borrower to Lender. To the extent that Lender is relying on Chapter 303, as amended, of the Texas Finance Code to determine the maximum amount of Interest permitted by applicable law on the principal of the Note, Lender will utilize the weekly rate ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits a greater amount of interest than is permitted under Texas law, Lender will rely on United States federal law instead of such Chapter 303, as amended, for the purpose of determining the maximum amount permitted by applicable law.

DEED OF TRUST AND SECURITY AGREEMENT - Page 72

Additionally, to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, implement any other method of computing the maximum lawful rate under such Chapter 303, as amended, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving tri-party accounts) apply to the indebtedness evidenced hereby. This Section will control all agreements between Borrower and Lender.

          5.27     Application of Default Interest Rate Not a Waiver. Application of the Default Interest Rate shall not be deemed to constitute a waiver of any Event of Default or other default or any rights or remedies of Lender under this Deed of Trust, any other Loan Document or applicable legal requirements, or a consent to any extension of time for the payment or performance of any obligation with respect to which the Default Interest Rate may be invoked.

          5.28     Interest Payable by Lender. Lender shall cause funds in the Curtailment Reserve, the Renovation Reserve and the FF&E Reserve (the “Funds”) to be deposited into interest bearing accounts of the type customarily maintained by Lender or its servicing agent for the investment of similar reserves, which accounts may not yield the highest interest rate then available. The Funds shall be held in an account in Lender’s name (or such other account name as Lender may elect) at a financial institution or other depository selected by Lender (or its Servicer) in its sole discretion (collectively, the “Depository Institution”). Borrower shall earn no more than an amount of interest on the Funds equal to an amount determined by applying to the average monthly balance of such Funds the quoted interest rate for the Depository Institution’s money market savings account, as such rate is determined from time to time (such allocated amount being referred to as “Borrower’s Interest”). Lender or its Depository Institution shall be entitled to report under Borrower’s Federal tax identification number, Borrower’s Interest on the Funds. If the Depository Institution does not have an established money market savings account (or if an interest rate for such account cannot otherwise be determined in connection with the deposit of such Funds), a comparable interest rate quoted by the Depository Institution and acceptable to Lender (or its Servicer) in its reasonable discretion shall be used. The amount of Borrower’s Interest allocated to Funds shall be added to the balance in the Curtailment Reserve, the Renovation Reserve and the FF&E Reserve and shall be disbursed for payment of the items for which other Funds in the Curtailment Reserve, the Renovation Reserve and the FF&E Reserve are to be disbursed.

          5.29     Further Stipulations. The additional covenants, agreements and provisions set forth in Exhibit B attached hereto, if any, shall be a part of this Deed of Trust and shall, in the event of any conflict between such further stipulations and any of the other provisions of this Deed of Trust, be deemed to control.

          5.30     Relationship of the Parties. The relationship between Borrower and Lender is that of a borrower and a lender only and neither of those parties is, nor shall it hold itself out to be, the agent, employee, joint venturer or partner of the other party.

          5.31     Fixture Filing. This Deed of Trust shall be effective from the date of its recording as a financing statement filed as a fixture filing with respect to all goods constituting part of the Property which are or are to become fixtures. This Deed of Trust shall also be effective as a

DEED OF TRUST AND SECURITY AGREEMENT - Page 73

financing statement covering as-extracted collateral subject to, and pursuant to the provisions of, Section 9.301 of the Uniform Commercial Code - Secured Transactions, as adopted in Texas and as the same may be later amended, and is to be filed for record in the Real Estate Records of the county where the Property is situated. The mailing address of Borrower and the address of Lender from which information concerning the security interests may be obtained are set forth in Section 1.22 above.

          5.32     Cooperation with Rating Agencies and Investors. Borrower covenants and agrees that in the event Lender decides to include the Loan as an asset of a Secondary Market Transaction, Borrower agrees to cooperate with Lender to facilitate any such action, the transfer or disposition of the Loan, the rating of the Loan or of a securitization in which the Loan is included. Borrower’s cooperation obligation shall continue until the Loan has been repaid in full, and shall include, without limitation, the following as each may be reasonably required from time to time by Lender, Servicer, or any holder of the Note:

                    (a)     Consenting to non-material modifications to the Loan Documents or to Borrower’s organizational documents, which modifications shall not increase Borrower’s financial obligations nor diminish any of Borrower’s rights in connection with the Loan;

                   (b)     Provision of information, reports, copies of notices and reasonable access to the collateral properties and to personnel of Manager and the partners, shareholders or members of Borrower;

                    (c)      At Lender’s request, meeting with representatives of the Rating Agencies and/or investors to discuss the business and operations of the Property;

                   (d)     Permitting Lender or its representatives to provide related information to the Rating Agencies and/or investors;

                    (e)      At Lender’s request, Borrower shall cooperate in causing the Note and Deed of Trust to be split into two or more notes, parts or interests, in whatever proportion Lender deems appropriate, which may be in the form of pari passu interests, senior and junior interests, or other interests; and

                   (f)      Cooperating with the reasonable requests of the Rating Agencies and/or investors in connection with all of the foregoing.

For purposes hereof, a “Secondary Market Transaction” shall be (a) any sale or assignment of this Deed of Trust, the Note and the other Loan Documents to one or more investors as a whole loan; (b) a participation of the Loan to one or more investors; (c) any deposit of this Deed of Trust, the Note and the other Loan Documents with a trust or other entity which may sell certificates or other instruments to investors evidencing an ownership interest in the assets of such trust or other entity or similar securitization; (d) any other sale, assignment or transfer of the Loan or any interest therein to one or more investors; or (e) any securitization of all or any portion of Lender’s interest in the Loan including a securitization where Lender causes the Note and Deed of Trust to be split into two or more notes, parts or interests, in whatever proportion Lender deems appropriate, which may be in the form of pari passu interests, senior and junior interests, or other interests, and thereafter sells, assigns, participates, syndicates or securitizes all

DEED OF TRUST AND SECURITY AGREEMENT - Page 74

or any part of either such severed or split note and deed of trust. At any time during which the Loan is an asset of a securitization or is otherwise an asset of any rated transaction, “Rating Agency” shall mean the rating agency or rating agencies that from time to time rate the securities, certificates or other instruments issued in connection with such securitization or other transaction.

                    5.33     SPECIFIC NOTICE REGARDING INDEMNITIES. IT IS EXPRESSLY AGREED AND UNDERSTOOD THAT THIS DEED OF TRUST INCLUDES INDEMNIFICATION PROVISIONS (INCLUDING, WITHOUT LIMITATION, THE INDEMNIFICATION PROVISIONS CONTAINED IN SECTIONS 1.12(e). 1.30(c), 1.31(a) AND 1.34(c)) WHICH, IN CERTAIN CIRCUMSTANCES, COULD INCLUDE AN INDEMNIFICATION BY BORROWER OF LENDER FROM CLAIMS OR LOSSES ARISING AS A RESULT OF LENDER’S OWN NEGLIGENCE.

[No Further Text on this Page; Signature Page Follows]

DEED OF TRUST AND SECURITY AGREEMENT - Page 75

          IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has duly executed this Deed of Trust to be effective as of the date set forth in the first paragraph hereof.

BORROWER:

WOODLANDS TERRAPIN INVESTORS I, LLC,
a Texas limited liability company
By:	/s/ Anthony Jon Sherman
Name: Anthony Jon Sherman
Title: Manager

WOODLANDS TERRAPIN INVESTORS II, LLC,
a Texas limited liability company
By:	/s/ Anthony Jon Sherman
Name: Anthony Jon Sherman
Title: Manager

WOODLANDS TERRAPIN INVESTORS III, LLC,
a Texas limited liability company
By:	/s/ Anthony Jon Sherman
Name:Anthony Jon Sherman
Title: Manager

DEED OF TRUST AND SECURITY AGREEMENT - Signature Page

537 HOUSTON, LLC,
a Texas limited liability company
By:	/s/ Anthony Jon Sherman
Name: Anthony Jon Sherman
Title: Manager

MAVEN HOUSTON, LLC,
a Texas limited liability company

By:	/s/ Anthony Jon Sherman
Name: Anthony Jon Sherman
Title: Manager

MARC HOTEL HOUSTON, LLC,
a Texas limited liability company
By:	/s/ Anthony Jon Sherman
Name: Anthony Jon Sherman
Title: Manager

MIRIAM HOTEL HOUSTON, LLC,
a Texas limited liability company
By:	/s/ Anthony Jon Sherman
Name: Anthony Jon Sherman Title: Manager

DEED OF TRUST AND SECURITY AGREEMENT - Signature Page

STATE OF	California	§
§
COUNTY OF	Contra Costa	§

This instrument was ACKNOWLEDGED before me on November 14, 2006 by ANTHONY JON SHERMAN, as Manager of WOODLANDS TERRAPIN INVESTORS I, LLC, a Texas limited liability company, on behalf of said limited liability company.

[SEAL]
Helen S Stuart
		Notary Public, State of	California
My Commission Expires:
Helen S Stuart
Sept. 19, 2009		Printed Name of Notary Public

STATE OF	California	§
§
COUNTY OF	Contra Costa	§

This instrument was ACKNOWLEDGED before me on November 14,  2006 by ANTHONY JON SHERMAN, as Manager of WOODLANDS TERRAPIN INVESTORS II, LLC, a Texas limited liability company, on behalf of said limited liability company.

[SEAL]
Helen S Stuart
		Notary Public, State of	California
My Commission Expires:
Helen S Stuart
Sept. 19, 2009		Printed Name of Notary Public

STATE OF	California	§
§
COUNTY OF	Contra Costa	§

This instrument was ACKNOWLEDGED before me on November 14,  2006 by ANTHONY JON SHERMAN, as Manager of WOODLANDS TERRAPIN INVESTORS III, LLC, a Texas limited liability company, on behalf of said limited liability company.

[SEAL]
Helen S Stuart
	Notary Public, State of	California
My Commission Expires:
Helen S Stuart
Sept. 19, 2009	Printed Name of Notary Public

DEED OF TRUST AND SECURITY AGREEMENT - Acknowledgment Page 42478-69/Homewood Suites

STATE OF	California	§
§
COUNTY OF	Contra Costa	§

This instrument was ACKNOWLEDGED before me on November 14, 2006 by ANTHONY JON SHERMAN, as Manager of 537 HOUSTON, LLC, a Texas limited liability company, on behalf of said limited liability company.

[SEAL]
Helen S Stuart
		Notary Public, State of	California
My Commission Expires:
Helen S Stuart
Sept. 19, 2009		Printed Name of Notary Public

STATE OF	California	§
§
COUNTY OF	Contra Costa	§

This instrument was ACKNOWLEDGED before me on November 14, 2006 by ANTHONY JON SHERMAN, as Manager of MAVEN HOUSTON, LLC, a Texas limited liability company, on behalf of said limited liability company.

[SEAL]
Helen S Stuart
		Notary Public, State of	California
My Commission Expires:
Helen S Stuart
Sept. 19, 2009		Printed Name of Notary Public

STATE OF	California	§
§
COUNTY OF	Contra Costa	§

This instrument was ACKNOWLEDGED before me on November 14, 2006 by ANTHONY JON SHERMAN, as Manager of MARC HOTEL HOUSTON, LLC, a Texas limited liability company, on behalf of said limited liability company.

[SEAL]
Helen S Stuart
	Notary Public, State of	California
My Commission Expires:
Helen S Stuart
Sept. 19, 2009	Printed Name of Notary Public

DEED OF TRUST AND SECURITY AGREEMENT - Acknowledgment Page 42478-69/Homewood Suites

STATE OF	California	§
§
COUNTY OF	Contra Costa	§

This instrument was ACKNOWLEDGED before me on November 14, 2006 by ANTHONY JON SHERMAN, as Manager of MIRIAM HOTEL HOUSTON, LLC, a Texas limited liability company, on behalf of said limited liability company.

[SEAL]
Helen S Stuart
	Notary Public, State of	California
My Commission Expires:
Helen S Stuart
Sept. 19, 2009	Printed Name of Notary Public

EXHIBIT LIST

Exhibit A - Legal Description
Exhibit B - Additional Stipulations
Exhibit C - Renovation Budget

DEED OF TRUST AND SECURITY AGREEMENT - Acknowledgment Page 42478-69/Homewood Suites

EXHIBIT A

LEGAL DESCRIPTION

Reserve A, Block 1, Final Plat of HOMEWOOD SUITES-SHENANDOAH, a subdivision in Montgomery County, Texas, according to map or plat thereof recorded in Volume N, Page 154 of the Map Records of Montgomery County, Texas.

Tax Parcel No.: 0389-00-02822

EXHIBIT A, Legal Description - Solo Page

EXHIBIT B

ADDITIONAL STIPULATIONS

B-l
Cash Management Stipulations. Borrower, Lender and any Manager have, of even date herewith, entered into that certain Cash Management Agreement (the “Cash Management Agreement”) of even date herewith which, among other things, provides for the disposition of Rents and Profits from the Property. It is specifically agreed that (i) the Cash Management Agreement is one of the Loan Documents (as defined in this Deed of Trust), and (ii) the Reserves shall be maintained as Sub-Accounts of the Central Account (as such terms are described or defined in the Cash Management Agreement). The Reserves and any disbursement therefrom shall be subject to both this Deed of Trust, the Cash Management Agreement and the other Loan Documents. All references in this Deed of Trust to the Impound Account and to the other Reserves shall be deemed to refer to the Sub-Account of the Central Account (as defined in the Cash Management Agreement) into which the proceeds of each such Reserve have been deposited pursuant to the Cash Management Agreement. All payments from Borrower to Lender with respect to Reserves shall be made by disbursement from the Rent Account (as defined in the Cash Management Agreement) or as otherwise provided in the Cash Management Agreement.

B-2
Curtailment Reserve. During any Curtailment Period (as defined in the Cash Management Agreement), Borrower shall be required to establish and maintain a reserve (the “Curtailment Reserve”) to be funded, maintained and disbursed in accordance with the terms and provisions of the Cash Management Agreement.

B-3	Tenant In Common Stipulations.

(a)
Tenants In Common. Borrower warrants and represents that Borrower is comprised of the 7 tenants in common listed below and each owns the following undivided interests in the Property as tenants-in-common:

30.00% undivided interest held by Woodlands Terrapin Investors I, LLC, a Texas limited liability company;

18.00% undivided interest held by Woodlands Terrapin Investors II, LLC, a Texas limited liability company;

23.67% undivided interest held by Woodlands Terrapin Investors III, LLC, a Texas limited liability company;

6.67% undivided interest held by 537 Houston, LLC, a Texas limited liability company; 10.83% undivided interest held by Maven Houston, LLC, a Texas limited liability company;

5.83% undivided interest held by Marc Hotel Houston, LLC, a Texas limited liability company; and

5.00% undivided interest held by Miriam Hotel Houston, LLC, a Texas limited liability company.

Notwithstanding anything to the contrary contained herein, Borrower represents, warrants and covenants that (i) subject to Section 1.05 of the Note, each of the representations, warranties, covenants and agreements made by Borrower herein and in the other Loan Documents shall be deemed a representation, warranty, covenant and agreement of each TIC, and the liability of each TIC is joint and several, both with respect to all the TICS and with respect to any other obligors or indemnitors relative to the Loan; and (ii) the definition of Property herein and in the other Loan Documents includes all of the rights, title and interests of the TICS as tenants in common and all

EXHIBIT B, Additional Stipulations - Page 1

of their rights in, to, and under the TIC Agreement (hereinafter defined), including, but not limited to, any rights of first refusal, options to purchase, and similar rights, and further including any right of first refusal arising under Section 363(i) Bankruptcy Code.

(b)
TIC Agreement. The TICS have each executed and are all subject to that certain Tenancy in Common - Tenants Agreement dated November 17, 2006, (the “TIC Agreement”). Borrower desires to place third parties on notice that the TIC Agreement contains certain rights, obligations, requirements and certain waivers (including waiver of partition rights), all of which are incorporated by reference in this Deed of Trust. It is specifically acknowledged and agreed by Borrower that Lender is a third party beneficiary of the TIC Agreement.

(c)
Subordination and Standstill Agreement. It is specifically agreed by Borrower that the TIC Agreement and all rights, remedies of, and indemnities benefiting the TICS thereunder as to one another, the Property or the ownership or operation thereof are hereby expressly made fully JUNIOR, SECONDARY, SUBJECT and SUBORDINATE to the rights and remedies of the Lender under the Loan Documents, including future advances made by Lender. Each TIC further SUBORDINATES and hereby makes JUNIOR, SECONDARY and SUBJECT any and all purchase options, rights of first refusal and rights to purchase the Property or any right or interest therein, whether now owned or hereafter acquired, including, without limitation, any rights arising under Section 363(i) of the Bankruptcy Code. To the extent that any one or more of the TICS have or in the future obtains any lien or similar interest whatsoever in or to the Property, or any right or interest therein, whether now owned or hereafter acquired, such lien or other interest shall be and hereby is WAIVED, RELEASED and DISCHARGED in its entirety. Each TIC further agrees and covenants that it will not pursue any other remedies against one another to which it may be entitled pursuant to the TIC Agreement during the term of the Loan.

(d)
Alienation and Further Encumbrances. All of the terms, conditions, agreements and restrictions relating to the ownership interests in, and control of, the Borrower or its constituent parties or to conveyances of the Property or to assignments of ownership interests in the Property, all as set forth in Section 1.13 hereof and elsewhere in this Deed of Trust shall be deemed to apply to each of the individual TICS comprising Borrower (and their respective constituent parties).

(1)
General Requirements. Without limiting the generality of the foregoing, the conveyance or assignment of any interest in the Property (whether by a single TIC or all of the TICS) shall be subject to the restrictions imposed in Section 1.13 hereof; it being further agreed and understood that the allowable assignments of ownership interests as described in Section 1.13(a) hereof shall not be construed so as to allow the conveyance of any TIC’s undivided interest in the Property absent satisfaction of the requirements for a transfer (e.g., each prospective buyer of a TIC interest to be a single purpose, bankruptcy remote entity, execution of assumption documents etc.) as described in Section 1.13(b) and otherwise in this Deed of Trust.

(2)
Redemption and Internal Transfers by TICS. Notwithstanding the foregoing provisions of this subsection (d) hereof to the contrary, to the extent an ownership interest in the Property held by a TIC is to be transferred to another TIC with a then existing ownership interest in the Property pursuant to a purchase option under the TIC Agreement or other written agreement acceptable to Lender, such transfer must still be made in accordance with the requirements of Section 1.13(b), but subject to the following further specific requirements and conditions:

(i)
All of the terms and conditions set forth in Section 1.13(b) hereof shall be fully satisfied with respect to such transfers except that: (x) no Assumption Fee or Application Fee shall be due or owing pursuant to Section 1.13(b)(2) or (3); and (y) notwithstanding the terms of Section 1.13(b)(2), Borrower gives Lender written notice of any such proposed internal transfer not less than ten (10) business days prior to the scheduled date of such transfer;

EXHIBIT B, Additional Stipulations - Page 2

	(ii)	The TIC Agreement shall be revised to reflect such transfer;

	(iii)	The ownership interest held by Woodlands Terrapin Investors I, LLC, a Texas limited liability company can not be transferred pursuant to the terms of this subsection (d)(2) hereof;

(iv)
No conveyance of an interest in the Property may be undertaken pursuant to this subsection (d)(2) if the effect of such transfer would be to cause any TIC to have an undivided interest in the Property equal to or greater than that then held by Woodlands Terrapin Investors I, LLC;

(v)
In the event any proposed transferee accumulates more than an aggregate 20% direct or indirect ownership in the Property, Lender has obtained for such proposed transferee a credit check acceptable to Lender based on Lender’s then current underwriting standards.

(3)
Transfer to Single Entity Notwithstanding the other provisions of Section 1.13 to the contrary, Borrower shall, in accordance with the requirements of this subsection (d)(3). have the right, without Lender’s consent, to transfer ownership of the Property in its entirety to Woodlands Terrapin Investors I, LLC (the “Replacement Borrower”) which entity shall (i) satisfy all applicable requirements of Lender, including, but not limited to, the requirements set forth in Section 1.13(b) and Section 1.32 hereof; and (ii) be effectively owned by the same persons and entities which, on the date of such transfer, are, on an aggregate basis, the ultimate beneficial owners of Borrower and in the same proportion as such then current owners of Borrower maintain in Borrower. Such transfer shall be made in accordance with and subject to the following:

(i)
All of the terms and conditions set forth in Section 1.13(b) shall be fully satisfied as they relate to the transfer to the Replacement Borrower, except that (x) notwithstanding the terms of Sections 1.13(b)(2) and (3), no Application Fee or Assumption Fee shall be applicable, and (y) notwithstanding the terms of Section 1.13(b)(2), Borrower shall give Lender written notice of the proposed transfer to the Replacement Borrower not less than thirty (30) days prior to the scheduled date of a transfer. Without limitation to Lender’s right, in its reasonable discretion, to approve or disapprove the proposed transferee as set forth in Section 1.13(b)(2), it is and shall be deemed to be reasonable for Lender to withhold its approval of any transferee entity which is not controlled by Anthony Jon Sherman and which does not conform to the requirements for such Replacement Borrower set forth in the immediately preceding paragraph;

(ii)
After a transfer undertaken pursuant to this Section B-3(d)(3), Lender shall release any then current guarantor or indemnitor from any and all of its obligations pursuant to the Indemnity and Guaranty Agreement and Hazardous Substances Indemnity Agreement dated on or about the date hereof as to circumstances or events first occurring from and after the date of such transfer; provided that, after the date of such transfer, such indemnitor or guarantor: (A) is not Anthony Jon Sherman; (B) is not the Sherman Family Trust DTD 4/22/03; (C) does not own a 20% or greater aggregate direct or indirect ownership interest in the Replacement Borrower; (D) does not own a controlling interest in the Replacement Borrower; or (v) is not responsible for the management and control of the Replacement Borrower; and

	(iii)	The TIC Agreement shall be terminated and evidence of such termination, reasonably acceptable to Lender, shall be filed in the real property records in the county where the Property is situated.

EXHIBIT B, Additional Stipulations - Page 3

(4)
Collective Transfer by all TICS. In addition to the conditions and requirements that must be satisfied in connection with a transfer as set forth in Section 1.13(b) hereof, the following additional requirement and condition shall apply:

Any such transfer must be effectuated and consummated jointly and severally by all parties collectively constituting Borrower (including, as applicable, all of the TICS) and the Buyer must purchase the entire interest of all such parties in and to the Property pursuant to the transfer.

The foregoing item specified above shall be deemed an additional requirement of Section 1.13(b) hereof as if listed directly in such Section.

(e)
Security Agreement. For purposes of Section 1.22 hereof, the name, principal place of business and chief executive office of each TIC (as Debtor under any applicable Uniform Commercial Code) are as follows:

Woodlands Terrapin Investors I, LLC
38 Miller Avenue, Suite 109
Mill Valley, CA 94941

Woodlands Terrapin Investors II, LLC
38 Miller Avenue, Suite 109
Mill Valley, CA 94941

Woodlands Terrapin Investors III, LLC
38 Miller Avenue, Suite 109
Mill Valley, CA 94941

537 Houston, LLC
38 Miller Avenue, Suite 109
Mill Valley, CA 94941

Maven Houston, LLC
38 Miller Avenue, Suite 109
Mill Valley, CA 94941

Marc Hotel Houston, LLC
38 Miller Avenue, Suite 109
Mill Valley, CA 94941

Miriam Hotel Houston, LLC
38 Miller Avenue, Suite 109
Mill Valley, CA 94941

(f)
Covenants with Respect to Indebtedness. Operations and Fundamental Changes. In addition to the representations, warranties and covenants set forth in Section 1.32 hereof, Borrower further represents, warrants and covenants as of the date hereof and until such time as the indebtedness secured hereby is paid in full that:

(1)
Each of Woodlands Terrapin Investors I, LLC, Woodlands Terrapin Investors II, LLC, Woodlands Terrapin Investors III, LLC, 537 Houston, LLC, Maven Houston, LLC, Marc Hotel Houston, LLC, and Miriam Hotel Houston, LLC is and shall remain organized in the State of Delaware or in another state whose statutes permit the continued existence of such entity upon the bankruptcy or dissolution of the sole member, has and shall maintain in effect an operating agreement which provides for the continued existence of such entity in the event of the bankruptcy or dissolution of the sole member of any one or

EXHIBIT B, Additional Stipulations - Page 4

more of the TICS, and shall conduct its business so that the assumptions of fact made with respect to such entity in that certain single member limited liability company opinion letter dated on or about the date hereof delivered by Franklin Cardwell and Jones (the “Single Member LLC Opinion”) in connection with the execution and delivery of the Loan Documents shall be true and correct, in all material respects at all times;

(2)
Each TIC shall (i) observe, comply with, discharge and satisfy in full each and every term, provision, obligation and requirement of the TIC Agreement (unless the same conflicts with this Deed of Trust or other Loan Documents; and in the event of any such conflict, then the terms and provisions of this Deed of Trust and the other Loan Documents shall control); and (ii) promptly provide Lender with copies of any and all notices given under the TIC Agreement and Lender shall have the right and opportunity (but not the obligation) to cure any default or event of default that may exist thereunder;

(3)
No TIC will (i) enter into, seek or permit any modification, amendment, termination or rescission of the TIC Agreement without the prior written consent of Lender; (ii) assign the TIC Agreement without the prior written consent of Lender; and (iii) enter into any contract or agreement with any other TIC, except in the ordinary course of business and upon terms and conditions that are intrinsically fair and are no less favorable to it than those that would be obtained in a comparable arms-length transaction with an unrelated third party;

	(4)	No TIC has made, nor will make, any loans or advances to any other TIC;

(5)
No TIC has commingled, nor will any TIC commingle, their respective funds and other assets with any of their respective members, managers, general partners, principals or affiliates or any other person, including, but not limited to, any other TIC; provided, however, that funds from Property operations may be deposited into one account so long as such deposits continuously remain the sole respective assets of each such TIC and such collective account is subject to strict accounting controls such that the funds of any TIC therein would be susceptible to being withdrawn and segregated into its own respective account at any time; and

(6)
No securities laws were violated in connection with the acquisition by the TICS of their respective undivided interests in the Property and no securities laws will be violated in connection with any future disposition by any of the TICS of their respective interests; provided, however, that the foregoing shall not be construed to allow any additional conveyance or transfer of the Property, other than as expressly allowed by the terms and conditions of Section 1.13 hereof.

The foregoing items specified in this subsection (f) shall be deemed additional listed representations, warranties and covenants in Section 1.32 hereof as if listed directly in such Section.

(g)	Events of Default. In addition to those circumstances which are defined as Events of Default in Section 2.1 hereof, the following circumstances shall also constitute Events of Default:

	(1)	If any of the facts forming the basis of the assumptions set forth in the Single Member LLC Opinion, shall no longer be true and correct in all material respects.

	(2)	A default or circumstance that with the passage of time or the giving of notice, or both, could result in a default under the TIC Agreement;

	(3)	The TIC Agreement is modified, amended, transferred, assigned, terminated, or rescinded by Borrower or any TIC without the prior written consent of Lender;

EXHIBIT B, Additional Stipulations - Page 5

		(4)	There is any attempt or action by any one or more of the TICS comprising Borrower to cause (or permit) the termination of the management agreement in violation of Section 1.29 hereof; or

(5)
There is a petition filed or any other attempt or action undertaken by any one or more of the TICS comprising Borrower to cause (or permit) the partition or similar legal proceeding relative to the Property in violation of this Section.

The foregoing items specified in this subsection shall be deemed additional listed Events of Default in Section 2.1 hereof as if listed directly in such Section.

(h)
Additional Notice Provisions. Borrower further acknowledges and agrees that with respect to any and all Notices and other communication on the part of Lender directed to Borrower, the TIC Agreement designates Woodlands Terrapin Investors I, LLC as the party under the TIC Agreement to (i) whom any and all such Notices and other communication should be delivered or communicated (and such designation shall be changed to another party under the TIC Agreement only following thirty (30) days prior Notice to Lender); and (ii) act as agent for service of process for each and all the TICS (and such designation as agent for service of process may not be revoked or amended by any TIC absent obtaining the prior written consent of Lender). For any Notice or other communication to be sent hereunder to Borrower or any TIC pursuant to Section 5.4 hereof, a single such Notice (with a copy to Borrower’s counsel as indicated in Section 5.4 hereof) shall be effective as joint Notice to each TIC and multiple copies of the same Notice shall not be required to be separately delivered to each TIC in order for such Notice to be effective to the Borrower and all of the TICS hereunder or under any of the other Loan Documents. It is specifically agreed that although Borrower is allowed to change its address for notice as provided herein, Borrower’s address for notice must always be a single address.

(i)
Waiver of Right to Partition. The TICS each hereby WAIVE and RELEASE and AGREE NOT TO ASSERT OR TAKE ADVANTAGE OF any rights to (i) partition any portion of the Property or to undertake any comparable legal action with respect to any portion of the Property; (ii) make application to any court or authority for a partition of the Property (or comparable action) or for the appointment of a receiver for the Property; or (iii) commence or prosecute any action or proceeding for a partition of the Property (or comparable action) or for the appointment of a receiver for the Property. Upon any breach of the provisions of this Section by any TIC, Lender shall be entitled to a decree or order restraining or enjoining such application, action, or proceeding.

B-4
Renovation Reserve. Contemporaneously with the execution hereof, Borrower has established with Lender a reserve in the amount of $631,280.00 (the “Renovation Reserve”) by depositing such amount with Lender. Borrower shall cause each of the items (such items, the “Renovation Work”) described in that certain Renovation Budget attached hereto as Exhibit C and incorporated herein by this reference (the “Renovation Budget”) to be completed and performed to the satisfaction of Lender and Franchisor on or before twenty-four (24) months from the effective date hereof, as such time period may be extended by Lender in its sole discretion. If the Renovation Work is not completed or if the funds are not completely drawn down within such twenty-four (24) months, Lender may, in its sole discretion, in addition to any other remedies Lender may have, undertake such Renovation Work (at Borrower’s sole expense and, to the extent sufficient, using funds in the Renovation Reserve) or extend the deadline for completion for such additional period as Lender deems appropriate.

So long as no Event of Default has occurred and is continuing and no circumstance exists, which with the giving of notice, or passage of time, or both, would constitute an Event of Default (i) all sums in the Renovation Reserve shall be held by Lender in the Renovation Reserve to pay the costs and expenses of completing the Renovation Work and (ii) Lender shall, provided each item of Renovation Work has been completed in accordance with the Renovation Budget and to the extent funds are available for such purpose in the Renovation Reserve and no more frequently than once in any thirty (30) day period, disburse to Borrower the amount paid or incurred by Borrower in completing and performing the Renovation Work;

EXHIBIT B, Additional Stipulations - Page 6

provided, however, (a) the minimum draw request hereunder shall be $20,000.00, (b) Lender shall receive a written request from Borrower for disbursement from the Renovation Reserve which shall include a certification by Borrower that the applicable item of Renovation Work has been completed in accordance with the terms of this Deed of Trust and the Renovation Budget (in no event shall the draw requested for any item exceed the amount budgeted for such item in the Renovation Budget), and (c) Lender shall receive invoices, receipts or other evidence satisfactory to Lender verifying the costs of the Renovation Work to be reimbursed. Only actual third party labor and material costs will be reimbursed. Administrative, overhead, general contractor fees, etc. are not to be included in the Renovation Budget and will not be reimbursed. Draw requests in excess of $50,000.00 shall include, in addition to the items specified in (b) and (c) above, affidavits, lien waivers (provided, however, Lender shall not unreasonably withhold its consent to Borrower’s provision of a conditional lien waiver subject only to the payment of the amount specified in such disbursement request so long as such conditional lien waiver is accompanied by a final unconditional lien waiver corresponding to any conditional lien waiver previously delivered) or other evidence reasonably satisfactory to Lender showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished materials or labor to the Property have been paid all amounts due for such labor and materials furnished to the Property.

Whenever the total draw requests in the aggregate exceed $50,000.00, Borrower shall additionally deliver to Lender (i) a certification from a consultant reasonably acceptable to Lender describing the completed work, verifying the completion of work and the value of the completed work and, if applicable, certifying that the Property is, as a result of such work, in compliance with all applicable laws, ordinances, rules and regulations relating to the Renovation Work so performed, and (ii) a downdate title insurance endorsement showing no intervening liens of record and, if available, affirmative mechanics lien coverage. Items (i) and (ii) shall be provided each time whenever the draw requests in the aggregate exceed $50,000.00 since the last time such items were provided.

The disbursement of the last twenty percent (20%) of the funds in the Renovation Reserve shall be conditioned on (a) Borrower’s satisfaction of all other draw requirements under this Section B-5 including, without limitation, Borrower’s provision of invoices and other evidence that Borrower has incurred costs equal to the amount required, (b) completion of the Renovation Work as evidenced by a third party inspection acceptable to Lender, including delivery of the following, if applicable: (1) a final certificate of occupancy from the appropriate building authority; (2) a final inspector’s (or other third party acceptable to Lender) certificate certifying that the Renovation Work has been completed in accordance with the plans and specifications; (3) final lien waivers (provided, however, Lender shall not unreasonably withhold its consent to Borrower’s provision of a conditional lien waiver subject only to the payment of the amount specified in such disbursement request so long as such conditional lien waiver is accompanied by a final unconditional lien waiver corresponding to any conditional lien waiver previously delivered) from all contractors and subcontractors supplying work or materials in excess of $25,000.00; (4) an affidavit from Borrower stating that all contractors have been paid in full and an affidavit from each contractor stating that all subcontractors have been paid in full; and (5) a downdate title insurance endorsement for each draw request showing no intervening liens of record and, if available, affirmative mechanics lien coverage.

Lender shall not be required to make advances from the Renovation Reserve more frequently than one time in any calendar month. In making any payment from the Renovation Reserve, Lender shall be entitled to rely on such request from Borrower without any inquiry into the accuracy, validity or contestability of any such amount. Interest or other earnings on the funds contained in the Renovation Reserve shall be credited to Borrower as provided in Section 5.28 hereof. In the event that the amounts on deposit or available in the Renovation Reserve are inadequate to pay the costs of the Renovation Work, Borrower shall pay the amount of such deficiency. To the extent that all of the Renovation Work has been completed at a cost less than the aggregate Renovation Reserve, then the residual balance of the Renovation Reserve shall be disbursed to Borrower.

EXHIBIT B, Additional Stipulations - Page 7

EXHIBIT C

Renovation Budget

Dallas_l\4510874\5
42478-69 11/16/2006

EXHIBIT C, Renovation Budget - Solo Page

HOMEWOOD SUITES
THE WOODLANDS, TEXAS
RENOVATION BUDGET

	UNITS	ITEM		INSTALL PRICE	PURCHASE PRICE	REPAIR or REPLACE	TOTAL

		LOBBY/GREAT ROOM
250	sqyds	Replace Carpet		$7.00	$18.00	$1.00	$6,500.00
250	sqyds	Replace Carpet Pad		$—	$1.20	$—	$300.00
1	each	Remove TV Amoire	In house	$—	$—	$—	$0.00
1	each	Remove TV	In house	$—	$—	$—	$0.00
1	each	Replace TV	Wall Mounted /Flat screen	$—	$1,500.00		$1,500.00
								$8,300.00

		EXECUTIVE CENTER
45	Inft	Install Wood Base	Match Lobby	$5.00	$5.00	$—	$450.00
12	sqyd	Replace Carpet		$7.00	$12.00	$1.00	$240.00
12	sqyd	Replace Carpet Pad		$—	$1.20	$—	$14.40
1	each	Install Fax Machine		$—	$300.00	$—	$300.00
								$1,004.40

		MEETING ROOMS
225	sqyd	Replace Carpet		$7.00	$18.00	$1.00	$5,850.00
225	sqyd	Replace carpet pad		$—	$1.20	$—	$270.00
340	Lnft	Replace Carpet Base		$0.75	$0.75	$—	$510.00
1	each	Install 12’ presentation rail	Boardroom	$—	$—	$250.00	$250.00
1	each	Install 48” visual aids Unit	Boardroom	$—	$2,300.00	$—	$2,300.00
								$9,180.00

		BAR RENOVATION(breakfast)
6	each	New 4 Top Tables		$—	$280.00	$—	$1,680.00
45	each	new chairs		$—	$120.00	$—	$5,400.00
								$7,080.00

		PUBLIC BATHROOMS
496	sqft	Replace Ceiling tile		$—	$—	$—	$0.00	Completed
1	lot	Rewire Light Switch	In House	$—	$—	$—	$0.00	Completed
2	each	Replace Vanity Mirror	Framed Mirrors	$15.00	$159.00	$—	$348.00
								$348.00

THIS PIP BUDGET IS AN ESTIMATE ONLY.

HOMEWOOD SUITES
THE WOODLANDS, TEXAS
RENOVATION BUDGET

	UNITS	ITEM		INSTALL PRICE		PURCHASE PRICE	REPAIR or REPLACE	TOTAL
		POOL & SPA ROOM
1	lot	Repair broken tiles	In House		$—	$—	$—	$0.00	Working On
1	lot	Resurface Whirlpool	Paint		$—	$—	$500.00	$500.00
									$500.00

		EXERCISE ROOM
1	each	Rewire Light Switch	IN House		$—	$—	$—	$0.00	Completed
									$0.00

		MISCELLANOUS OTHER
1	ea	PBX			$—	$—	$—	$0.00
									$0.00

		GUEST LAUNDRY
1	each	Rewire Light Switch	In House		$—	$—	$—	$0.00	Completed
									$0.00

		CORRIDORS
2376	Inft	Install New Carpet Base			$0.75	$1.25	$1.00	$7,128.00
517	sqyd	Install New Carpet Pad			$—	$1.20	$—	$620.40
517	sqyd	Install New Carpet			$7.00	$18.00	$1.00	$13,442.00
16	each	Install New Draperies			$—	$465.00	$—	$7,440.00
									$28,630.40

		GUESTROOM BEDROOMS
91	Lot	Linen Package			$—	$—	$—	$0.00	Completed
54	ea	Queen Duvet Cover			$—	$89.00	$—	$4,806.00
69	ea	King Duvet Cover			$—	$99.00	$—	$6,831.00
54	ea	Queen Blanket			$—	$45.00	$—	$2,430.00
69	ea	King Blanket			$—	$49.00	$—	$3,381.00
123	ea	Signature Pillow		$		$45.00	$—	$5,535.00
2500	sqyds	Carpet			$7.00	$9.99	$1.00	$44,975.00
2500	sqyds	Carpet Pad			$—	$1.20	$—	$3,000.00
5000	Ift	Carpet Base			$0.75	$0.75	$—	$7,500.00
91	ea	New draperies			$—	$465.00	$—	$42,315.00
									$120,773.00

THIS PIP BUDGET IS AN ESTIMATE ONLY.

HOMEWOOD SUITES
THE WOODLANDS, TEXAS
RENOVATION BUDGET

	UNITS	ITEM		INSTALL PRICE	PURCHASE PRICE	REPAIR or REPLACE	TOTAL

		Guestroom Kitchens
6552	sqft	Install Laminate Wood Flooring	Exsitng Porcelain Tile	$—	$—	$—	$0.00	Ask For Waiver
91	lot	Service ware	Missing required Items	$—	$—	$—	$0.00	Completed
								$0.00

		Guestroom Living Rooms/Dining
2500	sqyds	Carpet		$7.00	$9.99	$1.00	$44,975.00
2500	sqyds	Carpet Pad		$—	$1.20	$—	$3,000.00
5000	Ift	Carpet Base		$0.75	$0.75	$—	$7,500.00
91	ea	New draperies		$—	$465.00	$—	$42,315.00
91	ea	Install Digital thermostats		$—	$—	$100.00	$9,100.00
91	ea	New lounge chair & ottoman		$10.00	$385.00	$—	$35,945.00
71	ea	Sofa		$15.00	$799.00	$—	$57,794.00
69	ea	New Desk		$15.00	$295.00	$—	$21,390.00
69	ea	Desk Chair ergonomic		$15.00	$210.00	$—	$15,525.00
123	ea	Desk Lamp		$5.00	$69.00	$—	$9,102.00
								$246,646.00

		Guestroom Bath
200	ea	Wall sconces at vanity		$25.00	$59.00	$—	$16,800.00
96	ea	replace Vanity Mirrors		$15.00	$79.00	$—	$9,024.00
96	ea	Non Slip Appl Tubs		$—	$—	$50.00	$4,800.00
								$30,624.00

		General Conditions
12	ea	Dump Fees		$350.00	$—	$—	$4,200.00
4	month	Cell Phone		$100.00	$—	$—	$400.00
15	wks	Meals		$250.00	$—	$—	$3,750.00
4	ea	Travel		$500.00	$—	$—	$2,000.00
15	wks	Labor		$1,000.00	$—	$—	$15,000.00
								$25,350.00
							$478,435.80

			Subtotal				$478,435.80
		Shipping		9.00%			$33,042.22

THIS PIP BUDGET IS AN ESTIMATE ONLY.

HOMEWOOD SUITES
THE WOODLANDS, TEXAS
RENOVATION BUDGET

UNITS	ITEM		INSTALL PRICE	PURCHASE PRICE	REPAIR or REPLACE	TOTAL
	Purchasing Fee		8.00%			$29,370.86
	Taxes		9.00%			$33,042.22
		Subtotal				$573,891.11
	Contingency		10.00%			$57,389.11
	Construction Management		5.00%			$28,694.56
		GRAND TOTAL				$659,974.77

#VALUE!

THIS PIP BUDGET IS AN ESTIMATE ONLY.